AS FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION ON May 13, 2010

SECURITIES ACT FILE NO. 333–

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐             Pre-Effective Amendment No.

☐          Post-Effective Amendment No.

THE MANAGERS FUNDS

(Exact Name of Registrant as Specified in Charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of Principal Executive Offices)

(800) 299-3500

(Registrant’s Telephone Number, Including Area Code)

David A. Kurzweil

The Managers Funds

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and Address of Agent for Service)

Copy to: Daniel O. Hirsch, Esq.

Ropes & Gray LLP

One Metro Center

700 12th Street, NW, Suite 900

Washington, DC 20005

Title of Securities being Registered: shares of beneficial interest, no par value per share.

It is proposed that this filing will become effective on June 14, 2010, pursuant to Rule 488.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

No filing fee is required because an indefinite number of shares of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

ALLIANZ FUNDS

c/o Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, New York 10105

ALLIANZ CCM CAPITAL APPRECIATION FUND

ALLIANZ CCM FOCUSED GROWTH FUND

ALLIANZ CCM MID-CAP FUND

ALLIANZ CCM EMERGING COMPANIES FUND

Meeting of Shareholders

To Be Held on August 9, 2010

Dear Valued Shareholder:

You are cordially invited to attend a special shareholder meeting of the Allianz CCM Capital Appreciation Fund, the Allianz CCM Focused Growth Fund, the Allianz CCM Mid-Cap Fund and the Allianz CCM Emerging Companies Fund (throughout this letter and the related proxy materials we refer to such funds as the “Existing Funds”), each a series of Allianz Funds (“Allianz Funds”), to be held on August 9, 2010. At the shareholder meeting there will be a vote on an important proposal, described below, affecting the Existing Funds. Your Board of Trustees has already approved the proposal and recommends that you vote in favor.

The Board of Trustees of Allianz Funds, a Massachusetts business trust and registered investment company advised by Allianz Global Investors Fund Management LLC (“Allianz”), and the Board of Trustees of The Managers Funds (“The Managers Funds”), a Massachusetts business trust and registered investment company advised by Managers Investment Group LLC (“Managers”), have each approved a reorganization whereby each Existing Fund would be reorganized into a new series of The Managers Funds (each a “Reorganization” and collectively the “Reorganizations”). The Reorganizations are expected to close on or about September 1, 2010, or sooner. The day-to-day portfolio management of the Existing Funds is carried out by Cadence Capital Management LLC (“Cadence”), which was previously (but is no longer) affiliated with Allianz, as subadvisor to the Existing Funds. Managers is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”).

To carry out the Reorganizations, The Managers Funds is creating four new series, each with the same investment objective and substantially similar investment strategies and policies as the corresponding Existing Fund. The four series are called the Managers Cadence Capital Appreciation Fund, the Managers Cadence Emerging Companies Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund, and are part of the family of mutual funds advised by Managers (the “Managers Mutual Funds”). Throughout this letter and the related proxy materials we refer to the Managers Cadence Capital Appreciation Fund, the Managers Cadence Emerging Companies Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund as the “New Funds.”

In each Reorganization, the Existing Fund will transfer all of its assets to the corresponding New Fund. In exchange for these assets, the New Fund will assume all of the liabilities of the Existing Fund and deliver to shareholders of the Existing Fund shares of the New Fund with a value equal to the value of the Existing Fund shares immediately prior to the Reorganization. Each Reorganization is expected to qualify as a tax-free transaction. Allianz Funds, The Managers Funds, Allianz and Managers have agreed that Managers and Allianz will bear equally the expenses of each Reorganization, including proxy solicitation costs, so that shareholders of the Allianz Funds and The Managers Funds will not bear any of these costs.

In connection with the sale of Cadence by an affiliate of Allianz, Cadence entered into an agreement in August 2005 whereby it or its assignee could, subject to the terms and conditions therein, including a payment to the Allianz affiliate, elect to identify successor funds and to require the Allianz affiliate to assist with reorganizing the Existing Funds into such successor funds, if approved by shareholders. Cadence has identified the New Funds as such successor funds and has assigned its rights under the agreement to Managers. The Allianz affiliate has also assigned its rights and obligations under the agreement to Allianz. Pursuant to the Reorganizations, it is proposed that Managers will serve as the investment manager to each New Fund, and Cadence will serve as the subadvisor to each New Fund. As a result, the Cadence personnel involved in the day-to-day management of each New Fund’s portfolio will be the same personnel currently managing the corresponding Existing Fund’s portfolio. Oversight of the New Funds will be provided by the Board of Trustees of The Managers Funds, and, as the investment manager of each New Fund, Managers will provide investment oversight, administration, and shareholder services for the New Funds.

We are seeking your approval of each Reorganization. Information regarding each Reorganization is contained in the enclosed proxy materials. The Board of Trustees of Allianz Funds and the Board of Trustees of The Managers Funds approved each Reorganization on May 4, 2010.

The Board of Trustees of Allianz Funds believes that approval of each Reorganization is in the best interests of each Existing Fund and each Existing Fund’s shareholders. Accordingly, your Board recommends that you vote in favor of your Existing Fund’s Reorganization.

Please read the enclosed proxy materials and consider the information provided carefully. Your vote is very important to us. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. You may also vote your shares by telephone or electronically by following the instructions in the enclosed proxy materials. If you have any questions about the proxy materials or the proposed Reorganizations, please call your investment professional or Allianz Funds at 1-800-426-0107 (for Class A, Class B, Class C, Class D and Class R Shareholders) or 1-800-498-5413 (for Institutional Class, Administrative Class and Class P Shareholders).

Very truly yours,

E. Blake Moore, Jr.
President of Allianz Funds

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ALLIANZ FUNDS

c/o Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, New York 10105

QUESTIONS AND ANSWERS

YOUR VOTE IS IMPORTANT!

Q:	What am I being asked to vote on?

A: As a shareholder of an Existing Fund, you are being asked to vote to approve the Reorganization of your Existing Fund into the corresponding New Fund, a series of The Managers Funds, pursuant to an Agreement and Plan of Reorganization between Allianz Funds and The Managers Funds. In connection with each Reorganization, your Existing Fund will transfer all of its assets to the corresponding New Fund, the New Fund will assume all of the liabilities of the Existing Fund, and you will receive shares of the New Fund (the “New Fund Shares”) with a value equal to the net asset value of your shares of the Existing Fund immediately prior to the Reorganization. Upon completion of the Reorganization, you will become a shareholder of the New Fund and your Existing Fund will terminate.

Existing Fund	New Fund

Allianz CCM Capital Appreciation Fund	Managers Cadence Capital Appreciation Fund

Allianz CCM Emerging Companies Fund	Managers Cadence Emerging Companies Fund

Allianz CCM Focused Growth Fund	Managers Cadence Focused Growth Fund

Allianz CCM Mid-Cap Fund	Managers Cadence Mid-Cap Fund

Q:	Has my Existing Fund’s Board of Trustees approved the Reorganizations?

A: Yes. The Board of Trustees of Allianz Funds approved the Reorganization for each Existing Fund on May 4, 2010 and recommends that you vote to approve your Existing Fund’s Reorganization.

Q:	Why is my Existing Fund’s Board recommending the Reorganizations?

A: The Board of Trustees of Allianz Funds has concluded that participation in each proposed Reorganization is in the best interests of each Existing Fund and its shareholders. In reaching this conclusion, the Board considered several factors, which are discussed in detail in these materials. These factors include Managers’ capabilities and experience in serving as an investment adviser, that Cadence will continue as subadvisor to the New Funds, that each New Fund will have the same investment objective and substantially similar investment strategies as the corresponding Existing Fund, that for at least two years following completion of the Reorganizations the net expenses to be borne by shareholders of each New Fund will not exceed the corresponding Existing Fund’s net expenses as described in the Existing Fund’s current prospectus and as adjusted for certain changes, effective November 1, 2009, that were made to the administrative fee schedules of the Existing Funds (the “Net Expenses Reflecting Administrative Fee Adjustments”), that Allianz and Managers are bearing the costs of the Reorganizations and that the Reorganizations are expected to be tax-free for U.S. federal income tax purposes.

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In connection with the sale of Cadence by an affiliate of Allianz, Cadence entered into an agreement in August 2005 whereby it or its assignee could, subject to the terms and conditions therein, including a payment to the Allianz affiliate, elect to identify successor funds and to require the Allianz affiliate to assist with reorganizing the Existing Funds into such successor funds, if approved by shareholders. Cadence has identified the New Funds as such successor funds and has assigned its rights under the agreement to Managers. The Allianz affiliate has also assigned its rights and obligations under the agreement to Allianz. It is proposed that Cadence will serve as the subadvisor for the New Funds, allowing shareholders to continue to invest in a mutual fund managed on a day-to-day basis by the same portfolio management personnel. Also, it is proposed that Managers, an independently managed subsidiary of AMG, will assume the overall investment oversight, administration, and shareholder servicing responsibilities as the investment manager of the New Funds. Managers currently provides investment management and administration services to the Managers Mutual Funds family of funds, a complex of 33 mutual funds, not including the New Funds. Managers has advised the Board of Trustees of Allianz Funds that Managers is committed to providing shareholders with access to a complete array of investment products and state-of-the-art shareholder services. As a shareholder in a New Fund, you will have access to the Managers Mutual Funds family of funds with the ability to exchange into certain other Managers Mutual Funds. While the Existing Funds pay for the administrative services they require under what is essentially an all-in fee structure, the New Funds do not have a similar all-in fee structure (i.e., they contract directly with third party providers for a portion of their administrative services and their associated expenses are variable), but will have contractual expense limitations in place for at least two years after the closing of the Reorganizations that will cap the New Funds’ net operating expenses at a level no greater than the Net Expenses Reflecting Administrative Fee Adjustments that would be borne by the Existing Funds assuming the Reorganizations do not take place.

The Reorganizations are expected to be tax-free to Existing Fund shareholders for U.S. federal income tax purposes.

Q:	Who will manage my New Fund once the Reorganizations are completed?

A: Following the Reorganizations, it is expected that Managers will serve as the investment manager of each New Fund and Cadence, the Existing Funds’ current subadvisor, will serve as each New Fund’s subadvisor. Cadence will continue to have day-to-day portfolio management responsibility as subadvisor for each New Fund, and each New Fund’s portfolio will be managed in substantially the same manner and by the same personnel as the corresponding Existing Fund prior to its Reorganization.

Q:	How will the expenses that I bear as a shareholder of a New Fund compare to the expenses I currently bear as a shareholder of the corresponding Existing Fund?

A: As noted above, for at least the first two years after the Reorganizations take effect, because of contractual expense limitations that will be implemented by Managers, the expenses you will bear as a shareholder of a New Fund will be no greater than the Net Expenses Reflecting Administrative Fee Adjustments you bear as a shareholder of the corresponding Existing Fund.

Q:	Will I, or my Existing Fund, need to pay fees or taxes as a result of the Reorganizations?

A: No. The Reorganizations will not trigger any sales commission or other fees for shareholders. Also, each Reorganization is expected to be a tax-free transaction for shareholders, the Existing Funds, and the New Funds for U.S. federal income tax purposes. Accordingly, your cost basis and holding period of shares of an Existing Fund will carry over to shares of the corresponding New Fund you receive upon the closing of the Reorganization. Although the Reorganizations are expected to be tax-free for shareholders, each Existing Fund may make one or more distributions to shareholders prior to the closing of the Reorganizations. These distributions generally will be taxable to shareholders as ordinary income or capital gains, unless a shareholder has invested in an Existing Fund through an IRA, 401(k), or other tax-advantaged investment plan.

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Q:	How do the investment objective, strategies and policies of the Existing Funds and the New Funds compare?

A: Each New Fund has the same investment objective and substantially similar investment strategies and policies as its corresponding Existing Fund.

Q:	What happens if shareholders of an Existing Fund do not approve the Reorganization?

A: The closing of each Reorganization is subject to a number of conditions, including that Managers’ obligation to proceed with any of the Reorganizations is conditioned on shareholder approval of the Reorganizations for both the Allianz CCM Capital Appreciation Fund and Allianz CCM Mid-Cap Fund. Therefore, if shareholders of either the Allianz CCM Capital Appreciation Fund or the Allianz CCM Mid-Cap Fund do not approve its respective Reorganization, Managers, at its option, may decide not to proceed with the entire transaction, in which case no Existing Fund will reorganize. However, if either or both of the Allianz CCM Capital Appreciation and Allianz CCM Mid-Cap Funds do not approve their Reorganizations, Managers may still opt to proceed with the transaction, in which case all Existing Funds for which shareholder approval is obtained will reorganize. As such, it is possible that all, some or none of the Reorganizations will take place depending upon whether shareholder approval is obtained for a particular Existing Fund and whether Managers determines to proceed with the transaction in the event that shareholder approval is not obtained for the two Existing Funds noted above. The Board of Trustees of Allianz Funds will determine what further action, if any, is appropriate for any Existing Fund.

Q:	Are there any other conditions to the Reorganizations closing?

A: Yes. Among other conditions, if the net annualized revenues payable to Allianz from all of the Existing Funds as measured on July 30, 2010 is less than 75% of such net annualized revenues as measured on April 30, 2010 (i.e., due to a decline in net assets of the Existing Funds), Managers may, at its option, determine not to proceed with the entire transaction, in which case none of the Existing Funds would proceed with the Reorganizations, and the Board of Trustees of Allianz Funds will determine what further action, if any, is appropriate for the Existing Funds. If this outcome occurs, Cadence may be required to reimburse Allianz for certain costs.

Q:	What happens if I do not wish to participate in the Reorganization of an Existing Fund, or what if I do not wish to own shares of the New Funds?

A: Assuming the Reorganization is approved by the shareholders, you may redeem your shares of an Existing Fund at any time before the last business day prior to the closing date of the Reorganization, which is expected to be September 1, 2010 (the “Closing Date”). After the Closing Date, you may also redeem your shares of a New Fund on any day in accordance with the procedures applicable to the New Fund. Such redemptions may be taxable to you.

Q:	What shareholder vote is required to approve the Reorganizations?

A: The approval of the Reorganization by each Existing Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Existing Fund. A majority of the outstanding voting securities is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

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Q:	When will the Reorganizations occur?

A: If approved, we expect each Reorganization to be completed on or about September 1, 2010, or sooner, provided all of the other closing conditions have been satisfied.

Q:	When will the Shareholder Meeting be held?

A: The Shareholder Meeting is scheduled to be held on August 9, 2010.

Q:	How do I vote my shares?

A: You can vote your shares by telephone or electronically by following the instructions on the enclosed proxy card(s) or by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage paid envelope. If you have any questions regarding the proposals or how to vote your shares, please call your investment professional or Allianz Funds at 1-800-426-0107 (for Class A, Class B, Class C, Class D and Class R Shareholders) or 1-800-498-5413 (for Institutional Class, Administrative Class and Class P Shareholders).

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Allianz CCM Capital Appreciation Fund

Allianz CCM Focused Growth Fund

Allianz CCM Mid-Cap Fund

Allianz CCM Emerging Companies Fund

EACH A SERIES OF

ALLIANZ FUNDS

c/o Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, New York 10105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR AUGUST 9, 2010

This is the formal notice and agenda for the special shareholder meeting of the Allianz CCM Capital Appreciation Fund, the Allianz CCM Focused Growth Fund, the Allianz CCM Mid-Cap Fund and the Allianz CCM Emerging Companies Fund (the “Existing Funds”), each a series of Allianz Funds (“Allianz Funds”). This notice tells the shareholders of the Existing Funds what proposals will be voted on and the time and place of the meeting. We refer in this notice (and the proxy materials included with the notice) to the Managers Cadence Capital Appreciation Fund, the Managers Cadence Emerging Companies Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund as the “New Funds,” which are series of The Managers Funds (“The Managers Funds”). We refer to the Existing Funds and the New Funds together as the “Funds.”

To the Shareholders of the Allianz CCM Capital Appreciation Fund, the Allianz CCM Focused Growth Fund, the Allianz CCM Mid-Cap Fund and the Allianz CCM Emerging Companies Fund:

A special meeting of shareholders of the Allianz CCM Capital Appreciation Fund, the Allianz CCM Focused Growth Fund, the Allianz CCM Mid-Cap Fund and the Allianz CCM Emerging Companies Fund will be held on August 9, 2010 at 3:00 p.m. (Eastern Time) at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York (the “Meeting”). At the Meeting, we will ask you to vote on:

1. A proposal to approve the reorganization of the Allianz CCM Capital Appreciation Fund into the Managers Cadence Capital Appreciation Fund in exchange for shares of the Managers Cadence Capital Appreciation Fund. (To be voted on by the shareholders of the Allianz CCM Capital Appreciation Fund only)

2. A proposal to approve the reorganization of the Allianz CCM Focused Growth Fund into the Managers Cadence Focused Growth Fund in exchange for shares of the Managers Cadence Focused Growth Fund. (To be voted on by the shareholders of the Allianz CCM Focused Growth Fund only)

3. A proposal to approve the reorganization of the Allianz CCM Mid-Cap Fund into the Managers Cadence Mid-Cap Fund in exchange for shares of the Managers Cadence Mid-Cap Fund. (To be voted on by the shareholders of the Allianz CCM Mid-Cap Fund only)

4. A proposal to approve the reorganization of the Allianz CCM Emerging Companies Fund into the Managers Cadence Emerging Companies Fund in exchange for shares of the Managers Cadence Emerging Companies Fund. (To be voted on by the shareholders of the Allianz CCM Emerging Companies Fund only)

(The transactions that are the subject of the foregoing proposals are referred to herein as the “Reorganizations” and each a “Reorganization.”)

5. Any other business that properly comes before the Meeting or any adjournments or postponements thereof.

Only shareholders of record of the Existing Funds as of the close of business on June 7, 2010 are entitled to receive this notice and vote at the Meeting or any adjournments or postponements thereof. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot (voting instruction card).

By Order of the Board of Trustees of Allianz Funds

Thomas J. Fuccillo, Secretary
[ ], 2010

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

Whether or not you plan to attend the Meeting, please complete, sign, date and return the enclosed proxy card(s) in the enclosed prepaid envelope so that you will be represented at the Meeting.

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Proxy Statement/Prospectus

[            ], 2010

ALLIANZ FUNDS

C/O ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

1-800-498-5413

THE MANAGERS FUNDS

800 CONNECTICUT AVENUE

NORWALK, CONNECTICUT 06854

1-800-835-3879

WHAT IS THIS DOCUMENT AND WHY ARE YOU RECEIVING IT?

This document is both the proxy statement for the Existing Funds and a prospectus for the New Funds (the “Proxy Statement/Prospectus”). It contains the information that shareholders of the Existing Funds should know before voting on the approval of a proposed Agreement and Plan of Reorganization (the “Plan of Reorganization”) that provides for the Reorganization of each Existing Fund into the corresponding New Fund. Please retain this Proxy Statement/Prospectus for future reference. Each Existing Fund is a series of Allianz Funds (“Allianz Funds”), an open-end management investment company, and each New Fund is a series of The Managers Funds, an open-end management investment company. The closing of each Reorganization is subject to a number of conditions, including that Managers’ obligation to proceed with any of the Reorganizations is conditioned on shareholder approval of the Reorganizations for both the Allianz CCM Capital Appreciation Fund and Allianz CCM Mid-Cap Fund. Therefore, if shareholders of either the Allianz CCM Capital Appreciation Fund or the Allianz CCM Mid-Cap Fund do not approve its respective Reorganization, Managers, at its option, may decide not to proceed with the entire transaction, in which case no Existing Fund will reorganize. However, if either or both of the Allianz CCM Capital Appreciation and Allianz CCM Mid-Cap Funds do not approve their Reorganizations, Managers may still opt to proceed with the transaction, in which case all Existing Funds for which shareholder approval is obtained will reorganize. As such, it is possible that all, some or none of the Reorganizations will take place depending upon whether shareholder approval is obtained for a particular Existing Fund and whether Managers determines to proceed with the transaction in the event that shareholder approval is not obtained for the two Existing Funds noted above. The Board of Trustees of Allianz Funds will determine what further action, if any, is appropriate for any Existing Fund. Also, among other conditions, if the net annualized revenues payable to Allianz from all of the Existing Funds as measured on July 30, 2010 is less than 75% of such net annualized revenues as measured on April 30, 2010 (i.e., due to a decline in net assets of the Existing Funds), Managers may, at its option, determine not to proceed with the entire transaction, in which case none of the Existing Funds would proceed with the Reorganizations, and the Board of Trustees of Allianz Funds will determine what further action, if any, is appropriate for the Existing Funds. If this outcome occurs, Cadence may be required to reimburse Allianz for certain costs. If each Reorganization is approved, we expect the Reorganization will be completed on or about September 1, 2010, or sooner, provided all of the other closing conditions have been satisfied.

Additional information regarding the Reorganizations is contained in this Proxy Statement/Prospectus.

The Proxy Statement/Prospectus and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about June 21, 2010.

HOW WILL THE REORGANIZATIONS WORK?

Each Reorganization of an Existing Fund will involve three steps:

(1)	the transfer of all of the assets of the Existing Fund to the corresponding New Fund in exchange for the assumption by the New Fund of all of the liabilities of the Existing Fund and the delivery to the Existing Fund of shares of the New Fund with a value equal to the value of the assets transferred by the Existing Fund, net of liabilities (all as determined immediately prior to the transaction);

(2)	the pro rata distribution of shares of the New Fund to the shareholders of record of the Existing Fund as of the effective date of the Reorganization in full redemption of all shares of the Existing Fund; and

(3)	the liquidation and termination of the Existing Fund.

As a result of the Reorganizations, shareholders of the noted share class of each Existing Fund will receive shares of the noted share class of the corresponding New Fund as set forth in the table below. The total net asset value of the New Fund shares that you receive in the Reorganization will be the same as the total net asset value of the shares of the Existing Fund that you held immediately before the Reorganization. A copy of the Plan of Reorganization is attached to this document as Appendix A.

Existing Fund		New Fund

Allianz CCM Capital Appreciation Fund		Managers Cadence Capital Appreciation Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class R	g	Class R
Institutional Class	g	Institutional Class
Class P	g	Class P
Administrative Class	g	Administrative Class
Class D	g	Class D
Allianz CCM Emerging Companies Fund		Managers Cadence Emerging Companies Fund
Institutional Class	g	Institutional Class
Administrative Class	g	Administrative Class
Allianz CCM Focused Growth Fund		Managers Cadence Focused Growth Fund
Class A	g	Class A
Class C	g	Class C
Institutional Class	g	Institutional Class
Class P	g	Class P
Administrative Class	g	Administrative Class
Class D	g	Class D
Allianz CCM Mid-Cap Fund		Managers Cadence Mid-Cap Fund
Class A	g	Class A
Class B	g	Class B
Class C	g	Class C
Class R	g	Class R
Institutional Class	g	Institutional Class
Class P	g	Class P
Administrative Class	g	Administrative Class
Class D	g	Class D

The New Funds will not commence operations until each approved Reorganization is completed. The Existing Funds are currently advised and administered by Allianz Global Investors Fund Management LLC (“Allianz”) and subadvised by Cadence Capital Management LLC (“Cadence”). Managers Investment Group LLC, which we refer to as “Managers,” will serve as the investment manager to the New Funds and Cadence will serve as the subadvisor of the New Funds. If the Reorganizations are approved and consummated, shareholders of each Existing Fund will own shares of the corresponding New Fund. The investments of each New Fund will be managed in substantially the same manner and by the same personnel as the corresponding Existing Fund because Cadence and its applicable personnel will continue to have day-to-day portfolio management responsibility as subadvisor for the New Fund.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

Yes, additional information about the Existing Funds is available in the:

•	Summary and statutory prospectuses for the Existing Funds;

•	Annual and Semi-Annual Reports to shareholders of the Existing Funds; and

•	Statement of Additional Information, or “SAI,” for the Existing Funds.

These documents are on file with the Securities and Exchange Commission, which we refer to in the Proxy Statement/Prospectus as the “SEC.”

The effective summary and statutory prospectuses of the Existing Funds dated November 1, 2009, as supplemented, are incorporated by reference into this Proxy Statement/Prospectus (meaning such documents are legally considered to be part of this Proxy Statement/Prospectus).

The SAI relating to this Proxy Statement/Prospectus dated [            ], 2010 also is incorporated by reference and is legally considered to be part of this document.

The Existing Funds’ summary and statutory prospectuses, the most recent annual reports to shareholders of the Existing Funds, containing audited financial statements for the most recent fiscal year ended June 30, 2009, and the semi-annual reports to shareholders of the Existing Funds, containing unaudited financial statements for the six months ended December 31, 2009, have been previously mailed to shareholders of the Existing Funds.

Copies of all of the documents referred to above are available upon request without charge by writing to or calling:

Allianz Global Investors Distributors LLC

1345 Avenue of the Americas

New York, New York 10105-4800

1-800-498-5413

You also may view or obtain copies of these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C. Call 202-551-8090 for hours of operation.

By Mail:	Public Reference Section
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

www.allianzinvestors.com

OTHER IMPORTANT THINGS TO NOTE:

•	An investment in a New Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	You may lose money by investing in a New Fund.

I. SYNOPSIS

The Reorganizations

The Board of Trustees of Allianz Funds and the Board of Trustees of The Managers Funds have approved the Reorganizations, and in connection with the Reorganizations, Allianz Funds agreed to solicit the consent of each Existing Fund’s shareholders for the reorganization of the Existing Fund (a series of Allianz Funds) into the corresponding New Fund (a series of The Managers Funds).

Allianz Funds has called a special shareholders’ meeting to allow the shareholders of each Existing Fund to vote on the proposed Reorganization of the Existing Fund into the corresponding New Fund.

Allianz currently serves as the investment adviser and administrator of the Existing Funds and the Existing Funds are currently subadvised by Cadence. In connection with the sale of Cadence by an affiliate of Allianz, Cadence entered into an agreement in August 2005 whereby Cadence or its assignee could, subject to the terms and conditions therein, including a payment to the Allianz affiliate, elect to identify successor funds and to require the Allianz affiliate to assist with reorganizing the Existing Funds into such successor funds, if approved by shareholders. Cadence has identified the New Funds as such successor funds and has assigned its rights under the agreement to Managers. The Allianz affiliate has also assigned its rights and obligations under the agreement to Allianz. Following the Reorganizations, the New Funds will be managed by Managers, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), and subadvised by Cadence. Cadence will continue to serve as the subadvisor for the New Funds and, as such, will have day-to-day portfolio management responsibility and manage the New Funds in substantially the same manner with the same personnel as the corresponding Existing Fund following the Reorganizations. Allianz has agreed to indemnify Managers with respect to certain liabilities that result in payments on behalf of or reimbursements to the New Funds following the Reorganizations, as successor funds to the Existing Funds, arising from or related to certain regulatory and compliance matters specifically identified by Allianz.

As part of the Reorganizations, overall responsibility for investment management, administration, and shareholder servicing, currently being performed by Allianz for the Existing Funds, will be assumed by Managers for the New Funds.

U.S. Federal Income Tax Consequences

As a condition to the closing of each Reorganization, each New Fund and its corresponding Existing Fund will receive an opinion of counsel to the effect that the Reorganization is expected to be treated as a tax-free transaction for U.S. federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by an Existing Fund or its shareholders as a direct result of the Reorganization. In addition, the tax basis and holding period of a shareholder’s Existing Fund shares are expected to carry over to the New Fund shares the shareholder receives in the Reorganization. See “The Reorganizations – U.S. Federal Income Tax Consequences” below for more information.

At any time prior to a Reorganization, a shareholder may redeem shares of an Existing Fund. This would likely result in the recognition of gain or loss by the shareholder for federal income tax purposes.

Although the Reorganizations are expected to be tax-free for shareholders, each Existing Fund may make one or more distributions to shareholders prior to the closing of the Reorganizations. Any such distribution generally will be taxable to shareholders as ordinary income or capital gains, unless a shareholder has invested in an Existing Fund through an IRA, 401(k), or other tax-advantaged investment plan.

Investment Objective and Policies

Because the Funds are part of unaffiliated fund families, the Funds use different terminology and descriptions to describe their investment strategies. However, each New Fund and its corresponding Existing Fund have the same investment objective and the investment strategies of each New Fund and the corresponding Existing Fund are substantially similar, except that (as described below) each of the Allianz CCM Capital Appreciation Fund’s, the Allianz CCM Mid-Cap Fund’s and the Allianz CCM Emerging Companies Fund’s investment objective is a fundamental policy whereas each corresponding New Fund’s investment objective is not a fundamental policy. The description below reflects how each Existing Fund is currently managed and how the corresponding New Fund will continue to be managed after the Reorganization, and also includes a comparison of each Existing Fund’s and the corresponding New Fund’s investment objective and strategies.

Allianz CCM Capital Appreciation Fund – Managers Cadence Capital Appreciation Fund

The investment objective of both the Allianz CCM Capital Appreciation Fund and the Managers Cadence Capital Appreciation Fund is to seek growth of capital. Unlike the investment objective of the Existing Fund, the New Fund’s investment objective is not a fundamental policy and thus may be changed by The Managers Funds’ Board of Trustees without shareholder approval.

Under normal circumstances, both Funds seek to achieve their investment objective by investing at least 65% of their net assets in common stocks of U.S. companies with market capitalizations of $3 billion or more that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria). Cadence employs a “growth-at-a-reasonable-price” (“GARP”) investment philosophy, allowing the team to invest in companies that exhibit both growth and value characteristics. In making investment decisions for both Funds, Cadence considers companies in the Russell 1000 Index and the S&P 500 Index. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, earnings quality, and improvements in return on equity, and a series of value criteria, such as price-to-earnings ratios and free cash flow relative to enterprise value. Cadence then subjects the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. Both Funds may invest a portion of their assets in real estate investment trusts (“REITs”). Generally, both Funds will hold between approximately 70-95 securities.

Cadence’s GARP philosophy seeks to select large-cap securities that Cadence believes have strong growth potential, and are reasonably priced. Using a blend of growth and value investing strategies, both Funds seek large-cap growth stocks that Cadence feels are fairly valued by the market. This focus on growth potential, with attention to price, can help protect both Funds from the risk of buying overvalued stocks.

Cadence re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for both Funds. Cadence may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. Cadence may interview company management in making investment decisions.

The Allianz CCM Capital Appreciation Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. By contrast, the Managers Cadence Capital Appreciation Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. Under such circumstances, the Managers Cadence Capital Appreciation Fund may not achieve its investment objective.

Allianz CCM Emerging Companies Fund – Managers Cadence Emerging Companies Fund

The investment objective of both the Allianz CCM Emerging Companies Fund and the Managers Cadence Emerging Companies Fund is to seek long-term growth of capital. Unlike the investment objective of the Existing Fund, the New Fund’s investment objective is not a fundamental policy and thus may be changed by The Managers Funds’ Board of Trustees without shareholder approval.

Under normal circumstances, both Funds seek to achieve their investment objective by normally investing at least 65% of their net assets in common stocks of U.S. small capitalization companies. Cadence employs a GARP investment philosophy, allowing the team to invest in companies that exhibit both growth and value characteristics. Cadence currently defines “small capitalization” companies with market capitalizations of at least $100 million and at or below the highest market capitalization of companies represented in the Russell 2000 Index ($5.7 billion as of December 31, 2009). Cadence seeks to find small-cap, emerging companies that have improving fundamentals (based on growth criteria) and whose stock Cadence believes to be reasonably valued by the market (based on value criteria). Cadence defines “emerging companies” as companies it believes have improving fundamentals and whose stock is reasonably valued by the market. Although emerging companies may potentially be found in any market capitalization, Cadence primarily considers U.S. companies with smaller market capitalizations. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, earnings quality, and improvements in return on equity, and a series of value criteria, such as price-to-earnings ratios and free cash flow relative to enterprise value. The team then subjects the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. Both Funds may invest a portion of their assets in REITs. Generally, both Funds will hold between approximately 75-120 securities.

Cadence’s GARP philosophy seeks to select small-cap securities that Cadence believes have strong growth potential, and are reasonably priced. Using a blend of growth and value investing strategies, both Funds seek small-cap growth stocks that Cadence feels are fairly valued by the market. This focus on growth potential, with attention to price, can help protect both Funds from the risk of buying overvalued stocks.

Cadence re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for both Funds. Cadence may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. Both Funds expect to invest a substantial portion of their assets in the securities of companies with smaller market capitalizations, as described above, and may invest in securities issued in initial public offerings (“IPOs”). Cadence may interview company management in making investment decisions.

The Allianz CCM Emerging Companies Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. By contrast, the Managers Cadence Emerging Companies Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. Under such circumstances, the Managers Cadence Emerging Companies Fund may not achieve its investment objective.

Allianz CCM Focused Growth Fund – Managers Cadence Focused Growth Fund

The investment objective of both the Allianz CCM Focused Growth Fund and the Managers Cadence Focused Growth Fund is to seek long-term growth of capital. Both Funds’ investment objective is not a fundamental policy and thus may be changed without shareholder approval.

Under normal circumstances, the Allianz CCM Focused Growth Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million. By contrast, under normal circumstances, the Managers Cadence Focused Growth Fund seeks to achieve its investment objective by investing at least 65% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million. Cadence employs a GARP investment philosophy, allowing the team to invest in companies that exhibit both growth and value characteristics. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, earnings quality, and improvements in return on equity, and a series of value criteria, such as price-to-earnings ratios and free cash flow relative to enterprise value. Cadence then subjects the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. At times, depending on market and other conditions, both Funds may invest a substantial portion of their assets in a small number of issuers, business sectors or industries. Both Funds may invest a portion of their assets in REITs. Generally, both Funds will hold between approximately 35-45 securities.

Cadence’s GARP philosophy seeks to select large-cap securities that Cadence believes have strong growth potential, and are reasonably priced. Using a blend of growth and value investing strategies, both Funds seek large-cap growth stocks that Cadence feels are fairly valued by the market. This focus on growth potential, with attention to price, can help protect both Funds from the risk of buying overvalued stocks.

Cadence re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for both Funds. Cadence may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. Cadence may interview company management in making investment decisions.

The Allianz CCM Focused Growth Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. By contrast, the Managers Cadence Focused Growth Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. Under such circumstances, the Managers Cadence Focused Growth Fund may not achieve its investment objective.

Allianz CCM Mid-Cap Fund – Managers Cadence Mid-Cap Fund

The investment objective of both the Allianz CCM Mid-Cap Fund and the Managers Cadence Mid-Cap Fund is to seek growth of capital. Unlike the investment objective of the Existing Fund, the New Fund’s investment objective is not a fundamental policy and thus may be changed by The Managers Funds’ Board of Trustees without shareholder approval. Both Funds have adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) and will not change such policy unless such Funds provide shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time.

Under normal circumstances, both Funds seek to achieve their investment objective by investing at least 80% of their net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies with medium market capitalizations. Cadence employs a GARP investment philosophy, allowing the team to invest in companies that exhibit both growth and value characteristics. Both Funds currently define medium market capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell Midcap Index (between $262.6 million and $15.5 billion as of December 31, 2009). The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, earnings quality, and improvements in return on equity, and a series of value criteria, such as price-to-earnings ratios and free cash flow relative to enterprise value. Cadence then subjects the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. Both Funds may invest a portion of their assets in REITs. Generally, both Funds will hold between approximately 70-95 securities.

Cadence’s GARP philosophy seeks to select mid-cap securities that Cadence believes have strong growth potential, and are reasonably priced. Using a blend of growth and value investing strategies, both Funds seek mid-cap growth stocks that Cadence feels are fairly valued by the market. This focus on growth potential, with attention to price, can help protect both Funds from the risk of buying overvalued stocks.

Cadence re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for both Funds. Cadence may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. Cadence may interview company management in making investment decisions.

The Allianz CCM Mid-Cap Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. By contrast, the Managers Cadence Mid-Cap Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. Under such circumstances, the Managers Cadence Mid-Cap Fund may not achieve its investment objective.

Principal Risk Factors

Because the Funds are part of unaffiliated fund families, the Funds use different terminology and descriptions to describe their principal risks. However, due to the similarity of the Funds’ investment strategies, there are no material differences among the principal risk factors of the Existing Funds and the New Funds. Below is a discussion of the principal risk factors to which the New Funds are subject that are also applicable to the Existing Funds.

Principal Risk Factors Applicable to All Funds:

Growth Stock Risk. Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk.

Market Risk. Market prices of investments held by a Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Real Estate Industry Risk. The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, as well as the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws that could negatively affect their value. These factors may reduce the value of the Fund’s investment in REITs and the real estate industry.

Sector Risk. Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, each Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors.

Additional Principal Risk Factors Applicable to Allianz CCM Capital Appreciation Fund, Managers Cadence Capital Appreciation Fund, Allianz CCM Focused Growth Fund and Managers Cadence Focused Growth Fund:

Large-Capitalization Stock Risk. The stocks of large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a Fund may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

Additional Principal Risk Factors Applicable to Allianz CCM Emerging Companies Fund and Managers Cadence Emerging Companies Fund:

Small- and Micro-Capitalization Stock Risk. The stocks of small- and micro-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A Fund that invests in small- and micro-capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small- and micro-capitalization companies are out of favor.

Additional Principal Risk Factors Applicable to Allianz CCM Focused Growth Fund and Managers Cadence Focused Growth Fund:

Focused Investment Risk. Funds that invest a significant portion of their assets in a relatively small number of securities may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a great adverse impact on the Funds’ net asset values.

Additional Principal Risk Factors Applicable to Allianz CCM Mid-Cap Fund and Managers Cadence Mid-Cap Fund:

Mid-Capitalization Stock Risk. The stocks of mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A Fund that invests in mid-capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of mid-capitalization companies are out of favor.

Comparison of Fees and Expenses

Each of the Allianz CCM Capital Appreciation Fund and the Managers Cadence Capital Appreciation Fund, the Allianz CCM Focused Growth Fund and the Managers Cadence Focused Growth Fund, and the Allianz CCM Mid-Cap Fund and the Managers Cadence Mid-Cap Fund offers Class A shares, which are subject to a front-end sales charge, in an amount depending on the size of the purchase. Sales charges apply to new purchases, however no sales charge will be applied to shares of the Managers Cadence Capital Appreciation Fund, the Managers Cadence Focused Growth Fund or the Managers Cadence Mid-Cap Fund received by shareholders in connection with the Reorganization. Each of the Allianz CCM Capital Appreciation Fund and the Managers Cadence Capital Appreciation Fund, and the Allianz CCM Mid-Cap Fund and the Managers Cadence Mid-Cap Fund offers Class B shares, which are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge. Each of the Allianz CCM Capital Appreciation Fund and the Managers Cadence Capital Appreciation Fund, the Allianz CCM Focused Growth Fund and the Managers Cadence Focused Growth Fund, and the Allianz CCM Mid-Cap Fund and the Managers Cadence Mid-Cap Fund offers Class C shares, which are not subject to a front-end sales charge, but are subject to a contingent deferred sales charge. Neither of the Allianz CCM Emerging Companies Fund and the Managers Cadence Emerging Companies Fund offers share classes that are subject to a sales charge. For all of the Funds, you will pay indirectly various other expenses because each Fund pays fees and other expenses that reduce the return on your investment.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. Only pro forma information has been presented with respect to the New Funds because each New Fund will not commence operations until the applicable Reorganization is completed. The Reorganizations themselves will not cause a shareholder to pay any additional fees.

The New Funds’ administrative fee and expense structure differs from that of the Existing Funds. While the Existing Funds pay fees under separate agreements for the advisory and administrative services they require, these services are provided in a “suite of services” structure. The advisory fee is paid monthly at an annual rate as set forth in the tables below. In addition, the Existing Funds pay an administrative fee to Allianz (serving as administrator), computed as a percentage of average daily net assets of the applicable class, which is effectively an all-in or “unitary” fee. Allianz, in turn, provides or procures administrative services for the Existing Funds, and also bears the costs of most third-party administrative services required by the Existing Funds, including audit, custodial, portfolio accounting, legal and transfer agency.

In contrast, the New Funds pay such expenses of their operations directly to various third-party service providers. Under this structure there is greater likelihood that the New Fund would obtain economies of scale with respect to administrative costs if it grows in size. In contrast to the “unitary” fee structure of the Existing Funds, there is not a precise and predictable expense level as there is under ordinary circumstances for the Existing Funds. Furthermore, investors in the New Funds are not as insulated from price increases in third-party services and from increased expense ratios arising from a decline in net assets. However, because Managers will implement contractual expense limitations with respect to each New Fund for at least two years after the closing of the Reorganizations, each New Fund will have a predictable expense level for a two-year period.

Institutional Class shares of both the Existing Funds and the New Funds do not bear 12b-1 fees or shareholder servicing fees, except for Institutional Class shares of the Managers Cadence Focused Growth Fund which may bear a shareholder servicing fee of up to 0.05%. Administrative Class shares of the Existing Funds may bear a 12b-1 fee and/or an administrative services fee for a combined total of up to 0.25%, whereas Administrative Class shares of the New Funds do not bear a 12b-1 fee, except for

Administrative Class shares of the Managers Cadence Focused Growth Fund which bear a 12b-1 fee of 0.05%, but do bear a shareholder servicing fee of up to 0.25%. Class A, B, C and R shares of the Existing Funds and the New Funds bear the same 12b-1 fees, 0.25%, 1.00%, 1.00% and 0.50%, respectively. However, Class A, B, C and R shares of the New Funds may also bear a shareholder servicing fee of up to 0.15%. Class D shares of the Existing Funds may bear a 12b-1 fee of up to 0.25%, whereas Class D shares of the New Funds bear a 12b-1 fee of 0.25% and may bear a shareholder servicing fee of up to 0.15%. Class P shares of both the Existing Funds and the New Funds do not bear a 12b-1 fee, however, Class P shares of the New Funds may bear a shareholder servicing fee of up to 0.10%.

Class A shares of the Existing Funds may bear a maximum front-end sales charge of 5.50% or a contingent deferred sales charge of 1.00%, whereas Class A shares of the New Funds may bear a maximum front-end initial sales charge of 5.75% or a contingent deferred sales charge of 1.00%. Class B and Class C shares of the Existing Funds and the New Funds do not bear a front-end sales charge and bear the same contingent deferred sales charges, 5.00% and 1.00%, respectively. The sales charge schedule applicable to Class A shares of the New Funds differs from the schedule applicable to the Existing Funds as described in Appendix C. The sales charge schedule applicable to Class B shares of the New Funds is the same as that applicable to the Existing Funds. Class B shares of the New Funds convert to Class A shares at the end of the seventh year, similar to Class B shares of the Existing Funds purchased after September 30, 2004; however, Class B shares of the Existing Funds purchased before October 1, 2004 convert to Class A shares at the end of the eighth year.

You may qualify for sales charge discounts on Class A shares of the applicable Existing Funds if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds sponsored by Allianz and PIMCO. You may qualify for sales charge discounts on Class A shares of the applicable New Funds if you or your family invest, or agree to invest, at least $25,000 in Class A shares of funds offered by the Managers Mutual Funds family of funds. More information about these and other discounts is available from your financial professional and, with respect to the Existing Funds, in the “Classes of Shares” section of each Fund’s statutory prospectus dated November 1, 2009, and, with respect to the New Funds, in “Sales Charge Reductions and Waivers” on page C-3 of this Proxy Statement/Prospectus and “Reductions and Waivers of Sales Charges” on page B-37 of the SAI relating to this Proxy Statement/Prospectus.

Allianz CCM Capital Appreciation Fund and Pro Forma – Managers Cadence Capital Appreciation Fund

Share Classes: Class A, Class B, Class C, Class R

Shareholder Fees (fees paid directly from your investment)

Allianz CCM Capital Appreciation Fund

Share Class	Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	Maximum contingent deferred sales charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV)(9)	Maximum sales charge (load) imposed on reinvested dividends and distributions	Redemption fees	Exchange fees
Class A	5.50%	1.00%	—	—	—
Class B	None	5.00%	—	—	—
Class C	None	1.00%	—	—	—
Class R	None	None	—	—	—

Pro Forma – Managers Cadence Capital Appreciation Fund

Share Class	Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	Maximum contingent deferred sales charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV)(10)	Maximum sales charge (load) imposed on reinvested dividends and distributions	Redemption fees	Exchange fees
Class A	5.75%	1.00%	—	—	—
Class B	None	5.00%	—	—	—
Class C	None	1.00%	—	—	—
Class R	None	None	—	—	—

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Allianz CCM Capital Appreciation Fund

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1),(2)	Total Annual Fund Operating Expenses(1)	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(1)
Class A	0.45%	0.25%	0.41%	1.11%	—	—
Class B	0.45%	1.00%	0.41%	1.86%	—	—
Class C	0.45%	1.00%	0.41%	1.86%	—	—
Class R	0.45%	0.50%	0.41%	1.36%	—	—

Pro Forma – Managers Cadence Capital Appreciation Fund

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(3),(4)	Total Annual Fund Operating Expenses(3)	Fee Waiver and Expense Reimbursement(5)	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(3)
Class A	0.45%	0.25%	0.48%	1.18%	(0.09)%	1.09%
Class B	0.45%	1.00%	0.51%	1.96%	(0.09)%	1.87%
Class C	0.45%	1.00%	0.45%	1.90%	(0.09)%	1.81%
Class R	0.45%	0.50%	0.51%	1.46%	(0.09)%	1.37%

Share Classes: Institutional, Class P, Administrative, Class D

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Allianz CCM Capital Appreciation Fund

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(1)	Fee Waiver and Expense Reimbursement(6)	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(1)
Institutional	0.45%	None	0.32%	0.77%	(0.05)%	0.72%
Class P	0.45%	None	0.39%	0.84%	—	0.84%
Administrative	0.45%	0.25%	0.32%	1.02%	(0.05)%	0.97%
Class D	0.45%	0.25%	0.41%	1.11%	—	1.11%

Pro Forma – Managers Cadence Capital Appreciation Fund

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(3)	Total Annual Fund Operating Expenses(3)	Fee Waiver and Expense Reimbursement(5)	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(3)
Institutional	0.45%	—	0.36%	0.81%	(0.09)%	0.72%
Class P	0.45%	—	0.46%	0.91%	(0.09)%	0.82%
Administrative	0.45%	—	0.61%	1.06%	(0.09)%	0.97%
Class D	0.45%	0.25%	0.51%	1.21%	(0.09)%	1.12%

Allianz CCM Emerging Companies Fund and Pro Forma – Managers Cadence Emerging Companies Fund

Share Classes: Institutional and Administrative

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Allianz CCM Emerging Companies Fund

Share Class	Management Fees(7)	Distribution and/or Service (12b-1) Fees	Other Expenses(1),(2)	Total Annual Fund Operating Expenses(1)	Fee Waiver and Expense Reimbursement(6)	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(1)
Institutional	1.25%	None	0.32%	1.57%	(0.05)%	1.52%
Administrative	1.25%	0.25%	0.32%	1.82%	(0.05)%	1.77%

Pro Forma – Managers Cadence Emerging Companies Fund

Share Class	Management Fees(8)	Distribution and/or Service (12b-1) Fees	Other Expenses(3),(4)	Total Annual Fund Operating Expenses(3)	Fee Waiver and Expense Reimbursement(5)	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(3)
Institutional	1.25%	—	0.41%	1.66%	(0.24)%	1.42%
Administrative	1.25%	—	0.66%	1.91%	(0.24)%	1.67%

Allianz CCM Focused Growth Fund and Pro Forma – Managers Cadence Focused Growth Fund

Share Classes: Class A and Class C

Shareholder Fees (fees paid directly from your investment)

Allianz CCM Focused Growth Fund

Share Class	Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	Maximum contingent deferred sales charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV)(9)	Maximum sales charge (load) imposed on reinvested dividends and distributions	Redemption fees	Exchange fees
Class A	5.50%	1.00%	—	—	—
Class C	None	1.00%	—	—	—

Pro Forma – Managers Cadence Focused Growth Fund

Share Class	Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	Maximum contingent deferred sales charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV)(10)	Maximum sales charge (load) imposed on reinvested dividends and distributions	Redemption fees	Exchange fees
Class A	5.75%	1.00%	—	—	—
Class C	None	1.00%	—	—	—

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Allianz CCM Focused Growth Fund

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1),(2)	Total Annual Fund Operating Expenses(1)	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(1)
Class A	0.45%	0.25%	0.41%	1.11%	—	—
Class C	0.45%	1.00%	0.41%	1.86%	—	—

Pro Forma – Managers Cadence Focused Growth Fund

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(3),(4)	Total Annual Fund Operating Expenses(3)	Fee Waiver and Expense Reimbursement(5)	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(3)
Class A	0.45%	0.25%	0.68%	1.38%	(0.38)%	1.00%
Class C	0.45%	1.00%	0.79%	2.24%	(0.38)%	1.86%

Share Classes: Institutional, Class P, Administrative, Class D

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Allianz CCM Focused Growth Fund

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1),(2)	Total Annual Fund Operating Expenses(1)	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(1)
Institutional	0.45%	None	0.31%	0.76%	—	—
Class P	0.45%	None	0.40%	0.85%	—	—
Administrative	0.45%	0.25%	0.31%	1.01%	—	—
Class D	0.45%	0.25%	0.41%	1.11%	—	—

Pro Forma – Managers Cadence Focused Growth Fund

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(3),(4)	Total Annual Fund Operating Expenses(3)	Fee Waiver and Expense Reimbursement(5)	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(3)
Institutional	0.45%	—	0.69%	1.14%	(0.38)%	0.76%
Class P	0.45%	—	0.74%	1.19%	(0.38)%	0.81%
Administrative	0.45%	0.05%	0.89%	1.39%	(0.38)%	1.01%
Class D	0.45%	0.25%	0.79%	1.49%	(0.38)%	1.11%

Allianz CCM Mid-Cap Fund and Pro Forma – Managers Cadence Mid-Cap Fund

Share Classes: Class A, Class B, Class C, Class R

Shareholder Fees (fees paid directly from your investment)

Allianz CCM Mid-Cap Fund

Share Class	Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	Maximum contingent deferred sales charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV)(9)	Maximum sales charge (load) imposed on reinvested dividends and distributions	Redemption fees	Exchange fees
Class A	5.50%	1.00%	—	—	—
Class B	None	5.00%	—	—	—
Class C	None	1.00%	—	—	—
Class R	None	None	—	—	—

Pro Forma – Managers Cadence Mid-Cap Fund

Share Class	Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	Maximum contingent deferred sales charge (CDSC) (load) (as a percentage of the lower of original purchase price or NAV)(10)	Maximum sales charge (load) imposed on reinvested dividends and distributions	Redemption fees	Exchange fees
Class A	5.75%	1.00%	—	—	—
Class B	None	5.00%	—	—	—
Class C	None	1.00%	—	—	—
Class R	None	None	—	—	—

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Allianz CCM Mid-Cap Fund

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1),(2)	Total Annual Fund Operating Expenses(1)	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(1)
Class A	0.45%	0.25%	0.41%	1.11%	—	—
Class B	0.45%	1.00%	0.41%	1.86%	—	—
Class C	0.45%	1.00%	0.41%	1.86%	—	—
Class R	0.45%	0.50%	0.41%	1.36%	—	—

Pro Forma – Managers Cadence Mid-Cap Fund

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(3),(4)	Total Annual Fund Operating Expenses(3)	Fee Waiver and Expense Reimbursement(5)	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(3)
Class A	0.45%	0.25%	0.53%	1.23%	(0.11)%	1.12%
Class B	0.45%	1.00%	0.53%	1.98%	(0.11)%	1.87%
Class C	0.45%	1.00%	0.49%	1.94%	(0.11)%	1.83%
Class R	0.45%	0.50%	0.53%	1.48%	(0.11)%	1.37%

Share Classes: Institutional, Class P, Administrative, Class D

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Allianz CCM Mid-Cap Fund

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1),(2)	Total Annual Fund Operating Expenses(1)	Fee Waiver and Expense Reimbursement(6)	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(1)
Institutional	0.45%	None	0.32%	0.77%	(0.05)%	0.72%
Class P	0.45%	None	0.39%	0.84%	—	0.84%
Administrative	0.45%	0.25%	0.32%	1.02%	(0.05)%	0.97%
Class D	0.45%	0.25%	0.41%	1.11%	—	1.11%

Pro Forma – Managers Cadence Mid-Cap Fund

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(3),(4)	Total Annual Fund Operating Expenses(3)	Fee Waiver and Expense Reimbursement(5)	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements(3)
Institutional	0.45%	—	0.38%	0.83%	(0.11)%	0.72%
Class P	0.45%	—	0.48%	0.93%	(0.11)%	0.82%
Administrative	0.45%	—	0.63%	1.08%	(0.11)%	0.97%
Class D	0.45%	0.25%	0.53%	1.23%	(0.11)%	1.12%

(1)	Other Expenses for the Existing Funds includes an administrative fee paid to Allianz under a separate administration agreement, as well as trustees’ expenses and certain other expenses paid by the Existing Funds. This presentation, which is intended to facilitate comparison with the New Funds, differs from that in the Existing Funds’ current prospectuses, in which the Management Fee and the portion of Other Expenses attributable to the administrative fee in the tables above is instead combined under the caption “Management Fees.” Under the Existing Funds’ administration agreement, Allianz provides or procures administrative services for the Existing Funds and also bears the costs of most third-party administrative services required by the Existing Funds, including audit, custodial, portfolio accounting, legal and transfer agency. In this regard, each Existing Fund pays for the administrative services it requires under what is essentially an all-in fee structure. See “Administration Agreement – Existing Funds” in this Proxy Statement/Prospectus.
(2)	Effective November 1, 2009, certain changes were made to the administrative fee schedules of the Existing Funds, including the elimination of a previously observed administrative fee breakpoint at $500 million and a 0.05% increase in the administrative fee base rates payable by Institutional Class, Administrative Class and Class P shares. As noted in footnote (6) below, the 0.05% increase in the administrative fee base rate for Institutional and Administrative Class shares of Allianz CCM Capital Appreciation Fund, Allianz CCM Emerging Companies Fund and Allianz CCM Mid-Cap Fund is currently being waived by Allianz through October 31, 2010. If these administrative fee changes had been in effect for the entire fiscal year upon which the Existing Funds’ estimated expenses are based, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements for each share class of each New Fund would be equal to or lower than for the same share class of the corresponding Existing Fund.
(3)	Other Expenses, Total Annual Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements for the New Funds represent estimates of the expenses that each share class of each New Fund will incur during its initial fiscal year.
(4)	For the New Funds, Other Expenses includes an administration fee of 0.25% per annum of a New Fund’s average daily net assets to be paid to Managers, as well as other estimated administrative expenses that the New Funds will bear directly (e.g., for audit, custodial, portfolio accounting, legal and transfer agency) and that are expected to vary in amount over time, and differ in this respect from the all in administrative fees paid by the Existing Funds to Allianz as noted in footnote (1) above.
(5)	Managers has contractually agreed, through at least November 1, 2012, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses, and extraordinary items) for each of the Managers Cadence Capital Appreciation Fund, the Managers Cadence Emerging Companies Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund to 0.72%, 1.42%, 0.76% and 0.72%, respectively, of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances (the “Expense Limitation”). In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s Expense Limitation, Managers may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the Expense Limitation amount. The Expense Limitation may only be terminated by mutual agreement between Managers and the Funds’ Board of Trustees. Although shareholder servicing fees and distribution and service (12b-1) fees are not factored into the Expense Caps, taking into account the Expense Limitations and assuming the maximum levels of shareholder servicing and distribution and service (12b-1) fees that may be borne by particular share classes of the New Funds, it is estimated that each share class of each New Fund will have net annual operating expenses, for at least a two year period following the Reorganizations, that are equal to or lower than the net annual operating expenses of the same share class of the corresponding Existing Fund as described in the Existing Fund’s current prospectus and as adjusted for certain changes, effective November 1, 2009, that were made to the administrative fee schedules of the Existing Funds (the “Net Expenses Reflecting Administrative Fee Adjustments”) (see also footnote (2) above).

(6)	Allianz has voluntarily agreed to observe, through October 31, 2010, an irrevocable waiver of a portion of its administrative fees paid by Institutional and Administrative Class shares in the amount of 0.05% of the Fund’s average daily net assets attributable to the particular share class.
(7)	Allianz has voluntarily agreed to waive of a portion of its advisory fees paid by Allianz CCM Emerging Companies Fund in the amount of 0.10% of the Fund’s average daily net assets. While the fee waiver is in effect, the total Management Fee will be 1.15% of the Fund’s average daily net assets.
(8)	The Fund’s Management Fee does not reflect the voluntary fee waiver of 0.10% of the Fund’s average daily net assets. While the fee waiver is in effect, the total Management Fee will be 1.15% of the Fund’s average daily net assets.
(9)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class B shares, the maximum CDSC is imposed on shares redeemed in the first year, with CDSCs decreasing over time to zero for shares held longer. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.
(10)	For purchases of Class A Shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares not subject to an initial sales charge within the first 18 months of purchase.

Example

This Example will help you compare the cost of investing in the Existing Funds and the New Funds to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment in each Fund has a 5% total return each year and each Fund’s operating expenses remain the same. The Example reflects the impact of each Fund’s contractual expense limitation through November 1, 2012. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS

Allianz CCM Capital Appreciation Fund – Class A	$657	$884	$1,129	$1,830
Pro Forma – Managers Cadence Capital Appreciation Fund – Class A (New Fund)	$680	$909	$1,168	$1,908

Allianz CCM Capital Appreciation Fund – Class B	$689	$885	$1,206	$1,893
Pro Forma – Managers Cadence Capital Appreciation Fund – Class B (New Fund)	$690	$896	$1,139	$1,972

Allianz CCM Capital Appreciation Fund – Class C	$289	$585	$1,006	$2,180
Pro Forma – Managers Cadence Capital Appreciation Fund – Class C (New Fund)	$284	$577	$1,008	$2,206

Allianz CCM Capital Appreciation Fund – Class R	$138	$431	$745	$1,635
Pro Forma – Managers Cadence Capital Appreciation Fund – Class R (New Fund)	$139	$442	$778	$1,729

Allianz CCM Capital Appreciation Fund – Institutional Class	$74	$242	$425	$953
Pro Forma – Managers Cadence Capital Appreciation Fund – Institutional Class (New Fund)	$74	$239	$430	$983

Allianz CCM Capital Appreciation Fund – Class P	$86	$268	$466	$1,037
Pro Forma – Managers Cadence Capital Appreciation Fund – Class P (New Fund)	$84	$270	$484	$1,101

Allianz CCM Capital Appreciation Fund – Administrative Class	$99	$320	$558	$1,243
Pro Forma – Managers Cadence Capital Appreciation Fund – Administrative Class (New Fund)	$99	$317	$565	$1,276

Allianz CCM Capital Appreciation Fund – Class D	$113	$353	$612	$1,352
Pro Forma – Managers Cadence Capital Appreciation Fund – Class D (New Fund)	$114	$364	$646	$1,448

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS

Allianz CCM Emerging Companies Fund – Institutional Class	$155	$491	$850	$1,863
Pro Forma – Managers Cadence Emerging Companies Fund – Institutional Class (New Fund)	$145	$471	$852	$1,920

Allianz CCM Emerging Companies Fund – Administrative Class	$180	$568	$981	$2,133
Pro Forma – Managers Cadence Emerging Companies Fund – Administrative Class (New Fund)	$170	$548	$982	$2,189

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS

Allianz CCM Focused Growth Fund – Class A	$657	$883	$1,128	$1,827
Pro Forma – Managers Cadence Focused Growth Fund – Class A (New Fund)	$765	$908	$1,210	$2,067

Allianz CCM Focused Growth Fund – Class C	$289	$585	$1,006	$2,180
Pro Forma – Managers Cadence Focused Growth Fund – Class C (New Fund)	$289	$619	$1,122	$2,508

Allianz CCM Focused Growth Fund – Institutional Class	$78	$243	$422	$942
Pro Forma – Managers Cadence Focused Growth Fund – Institutional Class (New Fund)	$78	$278	$545	$1,310

Allianz CCM Focused Growth Fund – Class P	$87	$271	$471	$1,049
Pro Forma – Managers Cadence Focused Growth Fund – Class P (New Fund)	$83	$294	$572	$1,367

Allianz CCM Focused Growth Fund – Administrative Class	$103	$322	$558	$1,236
Pro Forma – Managers Cadence Focused Growth Fund – Administrative Class (New Fund)	$103	$356	$679	$1,595

Allianz CCM Focused Growth Fund – Class D	$113	$353	$612	$1,352
Pro Forma – Managers Cadence Focused Growth Fund – Class D (New Fund)	$113	$387	$732	$1,706

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS

Allianz CCM Mid-Cap Fund – Class A	$657	$883	$1,128	$1,827
Pro Forma – Managers Cadence Mid-Cap Fund – Class A (New Fund)	$683	$920	$1,190	$1,958

Allianz CCM Mid-Cap Fund – Class B	$689	$885	$1,206	$1,892
Pro Forma – Managers Cadence Mid-Cap Fund – Class B (New Fund)	$690	$898	$1,145	$2,001

Allianz CCM Mid-Cap Fund – Class C	$289	$585	$1,006	$2,180
Pro Forma – Managers Cadence Mid-Cap Fund – Class C (New Fund)	$286	$585	$1,024	$2,244

Allianz CCM Mid-Cap Fund – Class R	$138	$431	$745	$1,635
Pro Forma – Managers Cadence Mid-Cap Fund – Class R (New Fund)	$139	$444	$785	$1,747

Allianz CCM Mid-Cap Fund – Institutional Class	$74	$241	$423	$949
Pro Forma – Managers Cadence Mid-Cap Fund – Institutional Class (New Fund)	$74	$240	$436	$1,002

Allianz CCM Mid-Cap Fund – Class P	$86	$268	$466	$1,037
Pro Forma – Managers Cadence Mid-Cap Fund – Class P (New Fund)	$84	$272	$491	$1,120

Allianz CCM Mid-Cap Fund – Administrative Class	$99	$320	$558	$1,243
Pro Forma – Managers Cadence Mid-Cap Fund – Administrative Class (New Fund)	$99	$319	$572	$1,295

Allianz CCM Mid-Cap Fund – Class D	$113	$353	$612	$1,352
Pro Forma – Managers Cadence Mid-Cap Fund – Class D (New Fund)	$114	$366	$652	$1,467

The figures shown above for Class A, Class R, Institutional Class, Class P, Administrative Class and Class D shares would be the same whether you sold your shares at the end of a period or kept them. For Class B and Class C shares, you would pay the following expenses if you did not redeem your shares:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS

Allianz CCM Capital Appreciation Fund – Class B	$189	$585	$1,006	$1,893
Pro Forma – Managers Cadence Capital Appreciation Fund – Class B (New Fund)	$190	$596	$1,039	$1,972

Allianz CCM Capital Appreciation Fund – Class C	$189	$585	$1,006	$2,180
Pro Forma – Managers Cadence Capital Appreciation Fund – Class C (New Fund)	$184	$577	$1,008	$2,206

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS

Allianz CCM Focused Growth Fund – Class C	$189	$585	$1,006	$2,180
Pro Forma – Managers Cadence Focused Growth Fund – Class C (New Fund)	$189	$619	$1,122	$2,508

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS

Allianz CCM Mid-Cap Fund – Class B	$189	$585	$1,006	$1,892
Pro Forma – Managers Cadence Mid-Cap Fund – Class B (New Fund)	$190	$598	$1,045	$2,001

Allianz CCM Mid-Cap Fund – Class C	$189	$585	$1,006	$2,180
Pro Forma – Managers Cadence Mid-Cap Fund – Class C (New Fund)	$186	$585	$1,024	$2,244

The purpose of these tables is to assist an investor in understanding the various types of costs and expenses that an investor in the New Funds will bear, whether directly or indirectly. The information in the previous tables should not be considered a representation of past or future expenses or rates of return. Actual expenses or returns may be greater or less than those shown and may change.

Portfolio Turnover

Each Existing Fund and each New Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year ended June 30, 2009, the Allianz CCM Capital Appreciation Fund’s, the Alliance CCM Focused Growth Fund’s, the Allianz CCM Mid-Cap Fund’s and the Allianz CCM Emerging Companies Fund’s portfolio turnover rate was 154%, 156%, 148% and 142%, respectively, of the average value of its portfolio. Each Existing Fund has historically experienced high portfolio turnover.

Performance

This section would normally include a bar chart and a table showing how each New Fund has performed and how its performance has varied from year to year. Because the New Funds have not commenced operations prior to the date of this Proxy Statement/Prospectus, the bar chart and table are not shown. Because the investment objective and principal investment strategies of each New Fund will be substantially similar to that of the corresponding Existing Fund and the entity providing day-to-day portfolio management services to each New Fund will be the same as for the corresponding Existing Fund, the performance history of each Existing Fund is expected to carry over to the corresponding New Fund. To obtain performance information for the New Funds after the Reorganizations take place please visit www.managersinvest.com or call 1-800-835-3879.

Performance information for each of the Existing Funds is available in each Existing Fund’s prospectus dated November 1, 2009, as supplemented, each of which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus, and each of which has previously been provided to each Existing Fund’s shareholders. To obtain updated performance information for the Existing Funds please visit www.allianzinvestors.com or call 1-800-426-0107 (for Class A, Class B, Class C, Class D and Class R shareholders) or 1-800-498-5413 (for Institutional Class, Administrative Class and Class P shareholders). Of course, past performance does not predict future results.

Distribution and Purchase Procedures, Exchange Rights and Redemption Procedures

Purchase Procedures

The purchase procedures of the Existing Funds are substantially similar to those of the New Funds, in that shares of the New Funds may be purchased directly from the New Funds, as well as through retirement or savings plans or financial intermediaries, whereas shares of the Existing Funds may be purchased directly from the Existing Funds, as well as through retirement or savings plans or other financial intermediaries.

Each of the Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund currently offers and the corresponding New Funds will offer Class A, Class B, Class C, Class R, Institutional Class, Class P, Administrative Class, and Class D shares. The Allianz CCM Focused Growth Fund currently offers and the corresponding New Fund will offer Class A, Class C, Institutional Class, Class P, Administrative Class, and Class D shares. The Allianz CCM Emerging Companies Fund currently offers and the corresponding New Fund will offer Institutional Class and Administrative Class shares.

The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class of the Existing Funds is $1 million. The minimum initial investment for Class A, Class B, Class C and Class D shares of the Existing Funds is $1,000, and subsequent investments must be at least $50. The minimum initial investment for these share classes may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. Although Class R shares do not have a minimum initial investment amount, Specified Benefit Plans (as defined below) may establish various minimum investment and account size requirements for Class R shares of the Existing Funds.

Shares of the Existing Funds are and shares of the New Funds are or will be available to individual investors, trusts, businesses and other organizations, education savings accounts, employer-sponsored retirement plans, individual-sponsored retirement plans, and other accounts.

Effective November 1, 2009, Class B shares of the Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund are no longer available for purchase, except through exchanges and dividend reinvestments as discussed in each Fund’s prospectus. Class B shares of the Managers Cadence Capital Appreciation Fund and the Managers Cadence Mid-Cap Fund will generally be available to individual investors.

Class R shares of the Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund and Class R shares of the Managers Cadence Capital Appreciation Fund and the Managers Cadence Mid-Cap Fund generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial intermediary (“Financial Service Firm”) has an agreement with Allianz Global Investors Distributors LLC, the principal underwriter of Allianz Funds (“Allianz Distributors”), or Allianz (with respect to the Existing Funds) or with Managers Distributors, Inc., the distributor of the New Funds (“MDI”), or Managers (with respect to the New

Funds) to utilize Class R shares in certain investment products or programs (collectively, “Specified Benefit Plans”). In addition, Class R shares also are generally available only to Specified Benefit Plans where Class R shares are held on the books of the applicable Existing Funds and New Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s Financial Service Firm). Class R shares are not available to retail or institutional non-Specified Benefit Plan accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The New Funds are subject to the following investment minimums:

Share Class	Initial Investment	Additional Investments

Class A:

• Regular Accounts	$2,000	$100
• IRA Accounts	$1,000	$100

Class B:

• Regular Accounts	$2,000	$100
• IRA Accounts	$1,000	$100

Class C:

• Regular Accounts	$2,000	$100
• IRA Accounts	$1,000	$100

Institutional Class:

• Regular Accounts	$2,500,000	$1,000
• IRA Accounts	$50,000	$1,000

Class P:

• Regular Accounts	$2,500,000	$1,000
• IRA Accounts	$50,000	$1,000

Administrative Class:

• Regular Accounts	$2,500,000	$1,000
• IRA Accounts	$50,000	$1,000

Class D:

• Regular Accounts	$2,000	$100
• IRA Accounts	$1,000	$100

For Class R shares of the New Funds, Specified Benefit Plans may establish various minimum investment and account size requirements.

Shareholders of the Existing Funds will not need to satisfy the minimum initial investment amounts of the New Funds in order to receive shares of the New Funds upon consummation of the Reorganizations, but will need to satisfy the minimum initial investment amounts in order to exchange shares for other Managers funds after the Reorganization. See “Exchange Rights” below.

Each Existing Fund may refuse any purchase or exchange transaction if, in the judgment of Allianz Funds or Allianz, the transaction may adversely affect the interests of an Existing Fund or its shareholders. Among other things, Allianz Funds and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. The New Funds may also refuse a buy order for any reason, including the failure to submit a properly completed application, and each New Fund may also refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading.

Redemption Procedures

The redemption procedures for the Existing Funds and the New Funds are substantially similar. Shareholders may redeem shares of an Existing Fund on any business day and may redeem shares of a New Fund any day that the New York Stock Exchange (the “NYSE”) is open for business. Both the Existing Funds and New Funds allow shareholders to redeem shares from the respective Funds by mail, telephone, or bank wire. In addition, the Existing Funds allow shareholders to redeem their shares by facsimile or by sending an email to allianzfunds@bfdsmidwest.com or by other means of wire communication, and the New Funds allow shareholders to redeem their shares over the internet at www.managersinvest.com.

Class R shares of the Existing Funds and New Funds, as applicable, may be redeemed through the investor’s plan administrator on any day the NYSE is open. Existing Fund investors and New Fund investors do not pay any fees or other charges to Allianz Funds or Allianz Distributors or to The Managers Funds or MDI, respectively, when selling shares, although Specified Benefit Plans and Financial Service Firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Both the Existing Funds and New Funds may redeem shares in a shareholder account if balances fall below a certain amount.

The Existing Funds reserve the right to redeem shares in any account that falls below the values listed below:

•

Institutional Class, Class P and Administrative Class. Allianz Funds reserves the right to redeem Institutional Class, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

•

Class A, Class B, Class C and Class D. Investors should maintain an account balance in each Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for any Fund remains below the minimum for three months or longer, Allianz has the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining shares and close that Fund account after giving the investor 60 days to increase the account balance. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or if the aggregate value of all the investor’s holdings in Allianz Funds, Allianz Funds Multi-Strategy Trust and PIMCO Funds accounts exceeds $50,000.

•	Class R. For Class R shares of the Funds, Specified Benefit Plans and Financial Service Firms may establish various minimum investment and account size requirements.

The New Funds may redeem a shareholder’s account if its value falls below the values listed below due to redemptions, but not until after a Fund gives 60 days’ notice and the opportunity to reestablish the account balance.

•	Institutional Class, Class P and Administrative Class: $500,000

•	Class A, Class B, Class C and Class D: $500

•	Class R: Specified Benefit Plans and Financial Service Firms may establish various minimum investment and account size requirements.

The Existing Funds, with respect to Class A, Class B and Class C shares only, and the New Funds offer systematic redemption plans, and both the Existing Funds and New Funds may require a signature guarantee for redemptions. Under their systematic redemption plans, the Existing Funds require that the account have a net asset value of $10,000 or more, and the New Funds require that redemptions be over $100. Unlike the Existing Funds, the New Funds do not require a minimum share balance for systematic redemptions. In addition, with respect to each of the Existing Funds, Allianz Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. For the New Funds, a shareholder must provide a signature guarantee for redemptions of $2,500,000 or more of Institutional Class, Class P or Administrative Class shares or $50,000 or more of Class A, Class B, Class C or Class D shares of the New Funds.

Exchange Rights

Allianz Funds allows shareholders of the Existing Funds to exchange their shares for shares of the same class of any other series of Allianz Funds, Allianz Funds Multi-Strategy Trust, PIMCO Funds or PIMCO Equity Series that offers the same class of shares. In certain circumstances, shares of one class of an Existing Fund may also be exchanged directly for shares of another class of the same Fund, as described in each Existing Fund’s SAI. For Class A, Class B, and Class C shares of the Existing Funds, exchanges are subject to the $1,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan.

To enhance investment flexibility, Managers allows New Fund shareholders to exchange shares of the New Funds for the same class of shares of other funds managed by Managers or for shares of other funds managed by Managers that are not subject to a sales charge (load). Not all funds managed by Managers offer all classes of shares or are open to new investors. In addition to exchanging into other Managers’ funds described above, shareholders also may exchange their shares of the New Funds through Managers for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”). Shareholders may request an exchange in writing; by telephone (if elected on the application); by Internet; or through an investment adviser, bank, or investment professional. Normally, Managers will execute the entire exchange transaction in a single business day.

There is no fee associated with Managers’ exchange privilege; however, an exchange may result in tax consequences. In addition, Managers has implemented the following restrictions regarding exchanges:

•

Except for the JPMorgan Fund, the value of the New Fund shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

For Class R shares of the Existing Funds and New Funds, as applicable, Specified Benefit Plans or Financial Service Firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified Benefit Plans may also limit exchanges to Funds offered as investment options in the plan, and may establish certain privileges with respect to exchanges of Class R shares. Plan participants should contact their plan administrators to exchange Class R shares and for additional information about the exchange privilege. Shareholders may exchange Class R shares only with respect to Funds or other eligible series that are registered in their state of residence or where an exemption from registration is available.

In addition to the procedures described above, the New Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if Managers believes that a shareholder is engaging in market timing activities that may harm a New Fund and its shareholders.

Distribution of the Funds

Allianz Distributors serves as principal underwriter and distributor of the Existing Funds. Allianz Distributors is an indirect subsidiary of Allianz Global Investors of America L.P., Allianz’s parent company. MDI, a wholly-owned subsidiary of Managers, serves as distributor of the New Funds. Managers or MDI may make direct or indirect payments to third parties in connection with the sale of New Fund shares or the servicing of shareholder accounts.

Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees of Allianz Funds has adopted a separate distribution plan (“12b-1 Plan”) with respect to each of the Class A, Class B, Class C, Class R, Administrative Class and Class D shares of the Existing Funds.

Pursuant to separate 12b-1 Plans, each of the Class A, Class B, Class C and Class R shares pay fees to Allianz Distributors on an ongoing basis as compensation for the services Allianz Distributors renders and the expenses it bears in connection with the sale and distribution of Existing Fund shares (“distribution fees”) and/or in connection with personal services rendered to Existing Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). Class A shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

Allianz Funds has adopted both an Administrative Services Plan and a 12b-1 Plan (each, a “Plan” and collectively, the “Plans”) for the Administrative Class shares of the Existing Funds. Each Plan allows the Existing Funds to use their Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The 12b-1 Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for costs and expenses incurred in connection with providing certain administrative services to Administrative Class shareholders. In combination, the Plans permit an Existing Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets.

Pursuant to an administration agreement between Allianz Funds and Allianz (the “Allianz Administration Agreement”), Allianz or an affiliate may pay financial service firms, including Allianz Distributors, a portion of the Class D administration fees in return for the firms’ services (normally not to exceed an annual rate of 0.35% of an Existing Fund’s average daily net assets attributable to Class D shares purchased through such firms). The Allianz Administration Agreement includes a plan specific to Class D shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services.

The Managers Cadence Capital Appreciation Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund have also adopted a 12b-1 Plan for Class A, Class B, Class C, Class D and Class R shares of the Funds, as applicable, and for Administrative Class shares of the Managers Cadence Focused Growth Fund that allows each New Fund to compensate MDI for selling and distributing the Fund’s Class A, Class B, Class C, Class D and Class R shares, as applicable, and the Managers Cadence Focused Growth Fund’s Administrative Class shares, and for providing service to shareholders of such classes of shares, provided that fees paid to MDI may not exceed the following maximum annual rates (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

Distribution Fee
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class D	0.25%
Class R	0.50%
Administrative Class (Managers Cadence Focused Growth Fund only)	0.05%

The 12b-1 plans for Class A, Class B, Class C and Class R shares of the Existing Funds and the New Funds are “compensation” plans, which means, that fees are payable to compensate the Funds’ distributor for services rendered even if the amount paid exceeds the distributor’s expenses. However, although the 12b-1 plans for Administrative Class and Class D shares of the Existing Funds are “reimbursement” plans, which means that fees are payable to the distributor or the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan, the 12b-1 plan for Class D shares of the New Funds and Administrative Class shares of the Managers Cadence Focused Growth Fund is a “compensation” plan. In the most recent fiscal year, the Allianz CCM Capital Appreciation Fund, the Allianz CCM Focused Growth Fund and the Allianz CCM Mid-Cap Fund paid 0.25%, 0.25% and 0.25%, respectively, pursuant to the 12b-1 “reimbursement” plan for Class D shares.

Each New Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and Managers may pay fees (out of their own funds and not as an expense of a New Fund) to these firms in return for shareholder servicing provided by these programs.

Additional Information Applicable to the Existing Funds and New Funds

Additional information regarding shareholder policies and procedures for the Existing Funds may be found in their respective Prospectuses, each dated November 1, 2009, as supplemented, which are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus.

For a more detailed description of the shareholder policies and procedures of the New Funds, relating to the purchase, redemption, exchange, and distribution of New Fund shares, please see Appendix C – Information Applicable to the New Funds/Shareholder Guide.

II. THE REORGANIZATIONS

Description of the Reorganizations

On May 4, 2010, the Existing Funds’ Board of Trustees voted to approve the Reorganizations, subject to approval by the shareholders of each Existing Fund. In each Reorganization, the Existing Fund will transfer its assets to the corresponding New Fund, which will assume all of the liabilities of the Existing Fund. Upon this transfer of assets and assumption of liabilities, each New Fund will issue shares of beneficial interest to the corresponding Existing Fund, which shares will be distributed to shareholders in liquidation of the Existing Fund. Any shares you own of any share class of an Existing Fund at the time of the Reorganization will be cancelled and you will receive shares of the corresponding share class in the corresponding New Fund having an aggregate value equal to the aggregate value of your shares of the Existing Fund. Each Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes. If approved by shareholders, each Reorganization is expected to occur on or about September 1, 2010, or sooner, provided all of the other closing conditions have been satisfied.

Reasons for the Reorganizations

In connection with the sale of Cadence by an affiliate of Allianz, Cadence entered into an agreement in August 2005 whereby Cadence or its assignee could, subject to the terms and conditions therein, including a payment to the Allianz affiliate, elect to identify successor funds and to require the Allianz affiliate to assist with reorganizing the Existing Funds into such successor funds, if approved by shareholders. Cadence has identified the New Funds as such successor funds and has assigned its rights under the agreement to Managers. The Allianz affiliate has also assigned its rights and obligations under the agreement to Allianz. Pursuant to the Reorganizations, if approved, Managers will serve as the investment manager to the New Funds, and Cadence will continue to provide day-to-day portfolio management services as the subadvisor of the New Funds. Oversight of the New Funds will be provided by the Board of Trustees of The Managers Funds and, as investment manager, Managers will provide investment management, administration, and shareholder services for the New Funds. The Board of Trustees of Allianz Funds and the Board of Trustees of The Managers Funds formally approved the Reorganizations on May 4, 2010. In connection with the Reorganizations, Allianz Funds agreed to solicit the consent of each Existing Fund’s shareholders for the reorganization of each Existing Fund, each a series of Allianz Funds, into the corresponding New Fund, each a series of The Managers Funds. In addition, Allianz has agreed to indemnify Managers with respect to certain liabilities that result in payments on behalf of or reimbursements to the New Funds following the Reorganizations, as successor funds to the Existing Funds, arising from or related to certain regulatory and compliance matters specifically identified by Allianz.

Headquartered in Chicago, Illinois, Managers was founded in 1983 to provide individual investors and smaller institutions with access to the same expertise, resources and techniques employed by major institutions and wealthy families. Managers serves as the investment manager to the Managers Funds family of mutual funds, which includes The Managers Funds. Managers is an independently managed subsidiary of AMG. As of March 31, 2010, Managers had $8.3 billion in assets under management.

In approving the Reorganizations of the Existing Funds into the New Funds, the Board of Trustees of Allianz Funds considered a number of factors, which are discussed under “Board Considerations of the Reorganizations” below.

Terms of the Reorganizations

At the effective time of each Reorganization, each New Fund will acquire all of the assets and assume all of the liabilities of the corresponding Existing Fund in exchange for shares of the New Fund.

The terms and conditions under which the Reorganization for each Existing Fund will be implemented are set forth in the Plan of Reorganization. Significant provisions of the Plan of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the Plan of Reorganization, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus. The Plan of Reorganization contemplates (i) the New Fund’s acquisition of all of the assets of the corresponding Existing Fund in exchange solely for shares of the New Fund (“New Fund Shares”) and the assumption by the New Fund of all of the liabilities of the Existing Fund by the closing date for the Reorganization (the “Liabilities”), and (ii) the distribution of the New Fund Shares to the shareholders of the Existing Fund as soon as reasonably practicable after the closing.

Each shareholder of an Existing Fund will receive a number of full and fractional New Fund Shares of a particular class of shares equal in value to the number of full and fractional shares of the corresponding class of shares of the Existing Fund held by such shareholder as of the closing date. Each Existing Fund will be dissolved soon thereafter.

Accordingly, immediately after the Reorganizations, each former shareholder of an Existing Fund will own corresponding New Fund Shares that will be equal in net asset value to the shares of the Existing Fund held by that shareholder immediately prior to the Reorganization. The Plan of Reorganization provides the time for and method of determining the net value of each Existing Fund’s assets and the net asset value of a share of the corresponding New Fund. The valuation will be done immediately after the close of business, as described in the Plan of Reorganization, on the business day immediately preceding the closing date of the Reorganizations. Any special shareholder options (for example, automatic investment plans on current Existing Fund shareholder accounts) will automatically transfer to the new accounts.

The Plan of Reorganization provides that Managers and Allianz will share equally all costs and expenses of the Reorganizations, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus. The closing of each Reorganization is expected to occur on or about September 1, 2010, or sooner, provided all of the other closing conditions have been satisfied. The implementation of each Reorganization is subject to a number of conditions set forth in the Plan of Reorganization, including the approval of the Reorganization by shareholders of the Existing Fund.

Another important condition to closing is that each Existing Fund and New Fund receive a tax opinion to the effect that each Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. As such, each Reorganization is not expected to be taxable for such purposes to the Existing Fund, the New Fund or the Existing Fund’s shareholders. It should be noted, however, that each Existing Fund may make one or more distributions to shareholders prior to the closing of the Reorganizations. Any such distribution generally will be taxable to shareholders as ordinary income or capital gains, unless a shareholder has invested in an Existing Fund through an IRA, 401(k), or other tax-advantaged investment plan.

The Plan of Reorganization may be terminated and the Reorganization abandoned at any time prior to the closing date by mutual agreement of the parties. If the transactions contemplated by the Plan of Reorganization have not been substantially completed by September 15, 2010, the Plan of Reorganization shall automatically terminate on that date unless a later date is agreed to by the Existing Funds and New Funds.

The closing of each Reorganization is subject to a number of conditions, including that Managers’ obligation to proceed with any of the Reorganizations is conditioned on shareholder approval of the Reorganizations for both the Allianz CCM Capital Appreciation Fund and Allianz CCM Mid-Cap Fund. Therefore, if shareholders of either the Allianz CCM Capital Appreciation Fund or the Allianz CCM Mid-Cap Fund do not approve its respective Reorganization, Managers, at its option, may decide not to proceed with the entire transaction, in which case no Existing Fund will reorganize. However, if either or both of the Allianz CCM Capital Appreciation and Allianz CCM Mid-Cap Funds do not approve their Reorganizations, Managers may still opt to proceed with the transaction, in which case all Existing Funds for which shareholder approval is obtained will reorganize. As such, it is possible that all, some or none of the Reorganizations will take place depending upon whether shareholder approval is obtained for a particular Existing Fund and whether Managers determines to proceed with the transaction in the event that shareholder approval is not obtained for the two Existing Funds noted above. The Board of Trustees of Allianz Funds will determine what further action, if any, is appropriate for an Existing Fund if it is not reorganized for any reason.

Also, among other conditions, if the net annualized revenues payable to Allianz from all of the Existing Funds as measured on July 30, 2010 is less than 75% of such net annualized revenues as measured on April 30, 2010 (i.e., due to a decline in net assets of the Existing Funds), Managers may, at its option, determine not to proceed with the entire transaction, in which case none of the Existing Funds would proceed with the Reorganizations, and the Board of Trustees of Allianz Funds will determine what further action, if any, is appropriate for the Existing Funds. If this outcome occurs, Cadence may be required to reimburse Allianz for certain costs.

Each of Managers and the New Funds has agreed that, for the minimum time periods specified in Section 15(f) of the 1940 Act, it will ensure that (i) at least 75% of the Trustees of the New Fund are not “interested persons” (as that term is defined in the 1940 Act) of Managers or Allianz, or any “interested person” (as that term is defined in the 1940 Act) thereof; (ii) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) will be imposed; and (iii) each vacancy among the Trustees of the New Fund which must be filled by a person who is an interested person neither of Managers nor of Allianz so as to comply with Section 15(f) of the 1940 Act will be filled by a person who (A) is not an interested person of Managers or of Allianz, and (B) has been selected and proposed for election by a majority of the Trustees of the New Fund who are not such interested persons.

Board Consideration of the Reorganizations

The Existing Funds’ Board of Trustees considered the proposed Reorganizations of the Existing Funds into the corresponding New Funds at a special meeting held on May 4, 2010. Prior to that meeting, Managers, Allianz and Cadence provided the Board with materials on the proposed Reorganizations and related matters in response to the Board’s requests. Those materials included information on the investment objectives and strategies of the New Funds, information on the advisory fees and total expenses of the New Funds, background information on AMG, Managers and Cadence, and analyses of the New Funds’ valuation policies, the tax treatment of the Reorganizations, and other matters relevant to the Board’s consideration of the Reorganizations. The Performance Committee of the Board reviewed and discussed these materials at special meetings held on April 27, April 30, and May 3, 2010. In addition, members of the Performance Committee met separately on May 3 with members of The Managers Funds’ Board of Trustees and senior executives of Managers.

At a special meeting held on May 4, 2010, the Performance Committee reported to the Board on its deliberations and discussions. The Board unanimously approved the proposed Reorganizations at its May 4 special meeting, after having discussed and considered the materials provided, the report of the Performance Committee, and the responses by Managers Allianz, and Cadence to the Board’s further inquiries. In approving the Reorganizations, the Board concluded that participation in the Reorganizations is in the best interests of each Existing Fund and its shareholders, and that the Reorganizations will not dilute the interests of any Existing Fund’s shareholders.

In determining whether to recommend approval of the Reorganizations to shareholders of the Existing Funds, the Board of Trustees of the Existing Funds made inquiries into a number of matters and considered the following factors, among others:

•

The Trustees considered that in connection with the sale of Cadence by an affiliate of Allianz, Cadence, in 2005, obtained certain rights to identify successor funds to the Existing Funds and to require the Allianz affiliate to assist with reorganizing the Existing Funds into the successor funds, subject to approval of the Board of Trustees of Allianz Funds and shareholders of Existing Funds, among other conditions; and that Cadence has identified the New Funds as the successor funds and assigned its rights to Managers, and Managers has exercised the rights, and the Allianz affiliate has also assigned its rights and obligations under the agreement to Allianz.

•

The Trustees considered the business reputation and financial condition of Managers and its affiliates, as well as Managers’ experience running mutual funds and overseeing subadvisors using a “manager of managers” model, Managers’ regulatory history, and its compliance, risk management and other programs.

•

The Trustees considered that Cadence, the subadvisor to the Existing Funds, will serve as the subadvisor to the New Funds; the Trustees noted their experience and familiarity with Cadence and that the Cadence personnel involved in the day-to-day management of each New Fund’s portfolio will be the same personnel currently managing the corresponding Existing Fund’s portfolio.

•	The Trustees considered that each New Fund will have the same investment objective and substantially similar investment strategies and policies as its corresponding Existing Fund.

•

The Trustees considered that there are not expected to be any repositioning costs as a result of the Reorganizations, that the Existing Funds are expected to be run in the ordinary course up to the closing of the Reorganizations, and that if there are extraordinary transaction costs, they will not be borne by the Existing Funds.

•

The Trustees considered that the advisory and subadvisory fees of the New Funds are expected to be the same as those of the Existing Funds. The Trustees also considered that while the New Funds have a different fee structure, there will be expense limitations in place for at least a two-year period following the Reorganizations, which will provide that the net expenses to be borne by shareholders of each New Fund will not exceed the corresponding Existing Fund’s Net Expenses Reflecting Administrative Fee Adjustments.

•	The Trustees considered that Allianz and Managers are bearing the costs of the Reorganizations.

•	The Trustees considered that each Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes for shareholders, the Existing Funds and the New Funds.

•

The Trustees considered that the New Funds will be overseen by the Board of Trustees of Managers Funds. The Trustees also considered that shareholder rights and governance structures appear generally similar but there are some differences.

•

The Trustees considered that the administrative, shareholder and distribution services to be provided are not expected to differ materially from those provided to the shareholders of the Existing Funds. The Trustees also considered that Managers has advised the Board that Managers is committed to providing shareholders with access to a complete array of investment products and state-of-the-art shareholder services.

•

The Trustees considered that each Reorganization will be consummated at net asset value, and that the valuation policies and procedures for the New Funds are not materially different from those of the Existing Funds.

•

The Trustees considered that shareholders of the New Funds will have exchange privileges with funds in the Managers Funds complex. The Trustees also considered that investment minimums and sales loads are generally different for the New Funds, but that the minimums and loads do not apply to shares issued in the Reorganizations.

•	The Trustees considered the economic benefit to Allianz from the transaction.

•	The Trustees considered the future prospects for the Existing Funds and alternatives to the Reorganizations.

•

The Trustees considered that the Reorganization of each Existing Fund is subject to the approval of shareholders of that Fund. The Trustees also noted that if the Reorganizations for the Allianz CCM Capital Appreciation Fund and Allianz CCM Mid-Cap Fund are not approved, Managers has the option of not consummating any of the Reorganizations.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase an Existing Fund or a New Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

U.S. Federal Income Tax Consequences

The Reorganizations are expected to qualify for U.S. federal income tax purposes as tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and thus are not expected to result in the recognition of gain or loss by either the Existing Funds or their shareholders. For each Reorganization, as a condition to the closing of the Reorganization, the Existing Fund and its corresponding New Fund will receive a legal opinion from Ropes & Gray LLP (which opinion will be subject to certain qualifications satisfactory to the Existing Fund and the New Fund), to the effect that, on the basis of the existing provisions of the Code, the Treasury Regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, for federal income tax purposes:

•

The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the New Fund and the corresponding Existing Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

Under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon the receipt of the assets of the corresponding Existing Fund in exchange for New Fund Shares and the assumption by such New Fund of the Liabilities of the corresponding Existing Fund;

•

Under Section 362(b) of the Code, the basis in the hands of the New Fund of the assets of the corresponding Existing Fund transferred to such New Fund in the Reorganization will be the same as the basis of such assets in the hands of the corresponding Existing Fund immediately prior to the transfer;

•

Under Section 1223(2) of the Code, the holding periods of the assets of the Existing Fund in the hands of the corresponding New Fund will include the periods during which such assets were held by such Existing Fund;

•

Under Section 361 of the Code, no gain or loss will be recognized by the Existing Fund upon the transfer of its assets to the corresponding New Fund in exchange for New Fund Shares and the assumption by the corresponding New Fund of the Liabilities of such Existing Fund, or upon the distribution of New Fund Shares by such Existing Fund to its shareholders in liquidation;

•	Under Section 354 of the Code, no gain or loss will be recognized by Existing Fund shareholders upon the exchange of their shares of such Existing Fund for New Fund Shares;

•

Under Section 358 of the Code, the aggregate basis of New Fund Shares a shareholder of the corresponding Existing Fund receives in connection with the Reorganization will be the same as the aggregate basis of such shareholder’s Existing Fund shares exchanged therefor;

•

Under Section 1223(1) of the Code, an Existing Fund shareholder’s holding period for his, her, or its New Fund Shares will include the period for which such shareholder held the Existing Fund shares exchanged therefor, provided that the shareholder held such Existing Fund shares as capital assets; and

•

The New Fund will succeed to and take into account the items of the corresponding Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Each opinion will be based on factual certifications made by officers of the applicable Existing Fund and the corresponding New Fund, and on customary assumptions. No opinion is a guarantee that the tax consequences of either Reorganization will be as described above. There is no assurance that the Internal Revenue Service (“IRS”) or a court would agree with either opinion. Opinions of counsel are not binding upon the IRS or the courts.

If the transfer of the assets of an Existing Fund in exchange for the New Fund Shares and the assumption by the corresponding New Fund of the Liabilities of such Existing Fund were not to constitute a tax-free reorganization, the shareholders of such Existing Fund generally would recognize gain or loss equal to the difference between the value of the New Fund Shares the shareholder receives and the tax basis of the shareholder’s shares in such Existing Fund.

Although the Reorganizations are expected to be tax-free for shareholders, each Existing Fund may make one or more distributions to shareholders prior to the closing of the Reorganizations. Any such distribution generally will be taxable to shareholders as ordinary income or capital gains, unless a shareholder has invested in an Existing Fund through an IRA, 401(k), or other tax-advantaged investment plan.

The ability of each New Fund to carry forward capital losses (if any) of its corresponding Existing Fund and use such losses to offset future gains will not be limited as a direct result of the Reorganizations.

The above description of the U.S. federal income tax consequences of the Reorganizations are made without regard to the particular facts and circumstances of any shareholder. Shareholders of each Existing Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to certain U.S. federal income tax consequences of the Reorganizations, each shareholder of an Existing Fund should also consult such shareholder’s tax advisors as to the state, local and non-U.S. tax consequences, if any, of the Reorganization based upon the shareholder’s particular circumstances.

Fees and Expenses of the Reorganizations

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, or other similar expenses incurred in connection with the completion of the Reorganizations, will be borne equally by Managers and Allianz.

III. SUMMARY OF DIFFERENCES BETWEEN THE EXISTING FUNDS AND THE NEW FUNDS

The following summary highlights certain differences between the Existing Funds and the New Funds. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganizations. For more complete information about the Reorganizations, please read this entire document.

Comparison of Business Structure

Form of Organization

The Existing Funds are series of Allianz Funds, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 24, 1990, as amended and restated through July 16, 2007 (the “Allianz Declaration of Trust”). The New Funds are series of The Managers Funds, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated November 23, 1987, as amended (“The Managers Funds Declaration of Trust,” and together with the Allianz Declaration of Trust, the “Fund Charters”). The operations of the Existing Funds are governed by Massachusetts law, and by the Allianz Declaration of Trust and the Bylaws of Allianz Funds (the “Allianz Bylaws”). The operations of the New Funds are also governed by Massachusetts law, and by The Managers Funds Declaration of Trust and the Bylaws of The Managers Funds (the “The Managers Funds Bylaws”). Once the New Funds’ registration statement becomes effective (which will occur prior to the closing of the Reorganization), the Existing Funds and the New Funds will be registered with the SEC as open-end management investment companies and subject to the provisions of the 1940 Act, and the rules and regulations thereunder.

Shares

Allianz Funds and The Managers Funds (each a “Fund Entity”) are each authorized to issue shares of beneficial interest in separate portfolios (series) in addition to the Existing Funds and the New Funds, respectively. The Fund Charters each permit the Trustees to issue an unlimited number of full and fractional shares, at $0.0001 par value or such other amount as may be fixed from time to time by the Trustees for the Existing Funds and without par value for the New Funds, of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any series.

All classes of an Existing Fund and New Fund shall represent the same interest in Allianz Funds and The Managers Funds, respectively, and have identical voting, dividend, redemption, liquidation and other rights with any other shares of that Fund; provided, however, that any class of shares may be subject to sales loads, contingent deferred sales charges, Rule 12b-1 fees, administrative fees, service fees or other fees in such amounts as may be established by the Board of Trustees of Allianz Funds and the Board of Trustees of The Managers Funds, as the case may be, from time to time in accordance with the 1940 Act, including Rule 18f-3 thereunder, and that any expenses related solely to a particular class of a Fund shall be borne solely by that class. In addition, in certain cases a class of a Fund may be entitled to vote separately as a class on certain matters affecting only that class. Shares of each Fund have no preemptive, conversion or similar rights. The Managers Funds Declaration of Trust provides that all shares issued shall be fully paid and non-assessable.

Shareholder Liability

Under Massachusetts law, shareholders of a Massachusetts business trust such as Allianz Funds and The Managers Funds may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund Charters have specific provisions addressing shareholder liability and indemnification.

The Allianz Declaration of Trust provides that neither Allianz Funds nor the Trustees, nor any officer, employee or agent of Allianz Funds, shall have any power to bind personally any shareholder, nor to call upon any shareholder for the payment of any sum of money or assessment other than such as the shareholder may at any time personally agree to pay. In addition, shareholders shall not be personally liable to persons extending credit to, contracting with or having any claim against Allianz Funds, or a particular series of shares, and every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers shall give notice to the effect that the shareholders are not personally liable thereunder. The Allianz Declaration of Trust also provides that if a shareholder is held to be personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of shares of which he is or was a shareholder.

Similarly, the Managers Funds Declaration of Trust provides that the shareholders shall not be subject to any personal liability in connection with the property, acts, obligations or affairs of The Managers Funds and that every written obligation, contract, instrument, certificate, share, other security of The Managers Funds or any series or undertaking made or issued by the Trustees may give notice to the effect that the shareholders are not personally liable thereunder. The Managers Funds Declaration of Trust also provides that The Managers Funds or the applicable series will indemnify and hold each shareholder harmless from and against all claims and liabilities, to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Liability of Trustees

The Allianz Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of Allianz Funds, nor shall any Trustee be responsible for the act or omission of any other Trustee. However, nothing contained in the Allianz Declaration of Trust protects any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trustees in connection with Allianz Funds shall be conclusively deemed to have been executed or done only in or with respect to their capacity as Trustees, and such Trustees shall not be personally liable thereon.

With certain exceptions, including those noted above, generally the Allianz Declaration of Trust provides that Allianz Funds will indemnify each of its Trustees and officers and certain other persons (collectively, “Covered Persons”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person.

Similarly, the Managers Funds Declaration of Trust provides that no Trustee, officer, employee or agent of The Managers Funds shall be subject to any personal liability to any third person in connection with the property or affairs of The Managers Funds, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such third person. It also provides that all third persons shall look solely to the property of The Managers Funds for satisfaction of claims of any nature arising in connection with the affairs of The Managers Funds. In addition, The Managers Funds Declaration of Trust provides that no Trustee officer, employee or agent of The Managers Funds shall be liable to The Managers Funds or to any Shareholder, Trustee, officer, employee, or agent thereof for (a) any action or failure to act except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office or for his failure to act in good faith in the reasonable belief that his action was in the best interests of The Managers Funds; or (b) monetary damages for breach of fiduciary duty, provided that this does not eliminate or limit the liability of a Trustee (i) for any breach of the Trustee’s duty of loyalty to The Managers Funds or its shareholders, (ii) for acts or omissions not good faith or which involve intentional misconduct or knowing violation of law, or (iii) for any transaction from which the Trustee derived an improper personal benefit.

With certain exceptions, including those noted above, generally The Managers Funds Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability and against all expenses in connection with any claim, action, suit or proceeding in which he became involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof.

Shareholder Meetings

Neither the Existing Funds nor the New Funds are required by law or their governing documents to hold regular or annual shareholder meetings, and normally will not. The Trustees of Allianz Funds and The Managers Funds may call, as necessary, shareholder meetings of the Existing Funds or the New Funds, respectively. Shareholders of each New Fund have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee of The Managers Funds from office. The Trustees of each Fund Entity will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Fund Entity.

Under the Allianz Bylaws, except when a larger quorum is required by any provision of law, thirty percent of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders’ meeting, except that where holders of any series are permitted or required to vote as a series, then thirty percent (unless a larger quorum is required by law) of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series. Except when a larger vote is required by any provision of law, a plurality of the quorum of shares necessary for the transaction of business at a shareholders’ meeting shall decide any questions and a plurality of shares voted shall elect a Trustee, provided that where holders of any series are permitted or required to vote as a series, then a plurality of the quorum of shares of that series necessary for the transaction of business by that series at a shareholders’ meeting shall decide that matter insofar as that series is concerned.

Under The Managers Funds Bylaws, the holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. With respect to votes by any series, the holders of a majority of outstanding shares of such series present in person or by proxy shall constitute a quorum at any meeting of the shareholders of such series. The Managers Funds Declaration of Trust provides that the Trustees shall be elected by the shareholders owning of record a plurality of all of the shares of The Managers Funds voting at a meeting of shareholders.

Shareholder Voting Requirements

Pursuant to the Allianz Bylaws, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders all shares of Allianz Funds then entitled to vote shall be voted by individual series, except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees.

Similarly, the Managers Funds Declaration of Trust provides that each whole share shall be entitled to one vote as to any matter on which it shall be entitled to vote and each fractional share shall be entitled to a proportionate fractional vote, except that, if any series are established, all shares shall be voted by individual series as required by Rule 18f-2 promulgated under the 1940 Act, except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees.

Shareholder Voting Rights

Pursuant to the Allianz Bylaws, generally shareholders shall have power to vote only (i) for the election of Trustees, (ii) with respect to any Manager or subadvisor to the extent required by the 1940 Act, (iii) with respect to any termination of Allianz Funds (and, pursuant to the Allianz Declaration of Trust, with respect to the termination of any series or class of shares), (iv) with respect to any amendment of the Allianz Declaration of Trust that materially adversely affects the rights of any shareholder or as required by applicable law, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of Allianz Funds or the shareholders, and (vi) with respect to such additional matters relating to Allianz Funds as may be required by law, the Allianz Declaration of Trust, the Allianz Bylaws or any registration of Allianz Funds with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Nothing in the Allianz Bylaws or the Allianz Declaration of Trust shall restrict the power of the Trustees to terminate any series or class of shares by written notice to the shareholders of such series, whether or not such shareholders have voted (or are proposed to vote) with respect to a merger, reorganization, sale of assets, or similar transaction involving such series or class of shares.

The Managers Funds Declaration of Trust provides that shareholders shall have power to vote only (i) for the election of Trustees; (ii) with respect to any investment advisory or management contract; (iii) with respect to termination of The Managers Funds; (iv) with respect to any amendment of The Managers Funds Declaration of Trust other than to change the name of The Managers Funds or to conform The Managers Funds Declaration of Trust to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended; (v) with respect to any merger, consolidation or sale of assets; (vi) with respect to incorporation of The Managers Funds; (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of The Managers Funds or the shareholders provided, however, that a shareholder of a particular series shall not be entitled to bring any derivative or class action on behalf of any other series of The Managers Funds; and (viii) with respect to such additional matters relating to The Managers Funds as may be required by The Managers Funds Declaration of Trust, The Managers Funds Bylaws or because of any registration of The Managers Funds as an investment company under the 1940 Act with the SEC (or any successor agency) or as the Trustees may consider necessary or desirable.

In addition, pursuant to The Managers Funds Bylaws, upon termination of a custodian agreement or inability of the Custodian to continue to serve, the Trustees shall promptly appoint a successor Custodian, but in the event that no successor Custodian can be found which has the required qualifications and is willing to serve, the Trustees shall call as promptly as possible a special meeting of the shareholders to determine whether The Managers Funds shall function without a Custodian or shall be liquidated.

Liquidation or Dissolution

The Allianz Declaration of Trust provides that upon termination of Allianz Funds or of any one or more series or classes of shares, the holders of shares of the series involved shall be entitled to receive the excess of the assets belonging to that series over the liabilities belonging to that series. Allianz Funds shall distribute the proceeds to the shareholders of the series involved, ratably according to the number of shares of such series held by the shareholders on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of that series, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. Allianz Funds or any series or class of shares may be terminated at any time by vote of shareholders holding at least 66 2/3% of the shares entitled to vote, as the case may be, or by the Trustees by written notice to the shareholders involved.

Similarly, The Managers Funds Declaration of Trust provides that upon termination of The Managers Funds, after paying all liabilities of The Managers Funds (including the liabilities of all series), and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining proceeds ratably among the holders of the shares of The Managers Funds then outstanding. The Managers Funds may be terminated by the affirmative vote of the holders of not less than two-thirds of the shares of each series of The Managers Funds outstanding and entitled to vote at any meeting of shareholders, or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than two-thirds of such shares.

Derivative Actions

Under the Allianz Bylaws, a shareholder of an Existing Fund may bring a derivative action on behalf of Allianz Funds only if the following conditions are met. First, the shareholder must make a pre-suit demand on the Trustees requesting the Trustees to bring or maintain such action. Such demand will be excused only when the plaintiff makes a specific showing that irreparable injury to Allianz Funds or a series would otherwise result. Such demand must be mailed to the Secretary of Allianz Funds and must set forth in reasonable detail the nature of the proposed action and the essential facts relied upon by the shareholder to support the allegations made in the demand. The Trustees will consider such demand within 45 days of its receipt by Allianz Funds and, in their sole discretion, may submit the matter to a vote of shareholders of Allianz Fund or a series, as appropriate. Any decision by the Trustees with respect to such action shall be made by the Trustees in their business judgment and shall be binding upon the shareholders. Any decision by the Trustees to bring or maintain an action on behalf of Allianz Funds or a series shall be subject to the right of the shareholders to vote on whether or not such action should or should not be brought or maintained.

The Managers Funds Declaration of Trust and The Managers Funds Bylaws are silent in regards to shareholder derivative actions. Under Massachusetts law, however, a shareholder of a New Fund may bring a derivative action on behalf of The Managers Funds only if the following conditions are met. In general, the shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction. A Trustee shall not be disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of The Managers Funds or on the boards of other funds that are affiliated with The Managers Funds. Unless a demand upon the Trustees is not required, shareholders who hold at least 10% of the outstanding shares of The Managers Funds must generally join in the demand upon the Trustees.

The foregoing is only a summary of certain characteristics of the operations of the respective Fund Charters and Bylaws of Allianz Funds and The Managers Funds and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Fund Charters and Bylaws (which are filed as exhibits to the registration statements of Allianz Funds and The Managers Funds, respectively, which may be found at the SEC’s website at www.sec.gov) and Massachusetts law directly for more complete information.

Comparative Information on Fundamental and Non-Fundamental Investment Restrictions

The Existing Funds and the New Funds are each subject to certain fundamental and non-fundamental investment restrictions regarding their investments. A fundamental investment restriction may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding securities (as defined in the 1940 Act), while, non-fundamental investment restrictions may be changed by a Fund’s Trustees without shareholder approval. The Existing Funds are subject to certain non-fundamental investment restrictions regarding their investments, whereas the New Funds are not. Appendix B contains tables that compare the fundamental investment restrictions of the Existing Funds and the New Funds and describes non-fundamental investment restrictions and policies of the Existing Funds.

There is not expected to be a material difference between the manner in which each Existing Fund’s and the corresponding New Fund’s portfolio is managed. There are, however, differences in the fundamental investment restrictions between the Existing Funds and the New Funds that would permit material changes in the future. These differences include:

•

The investment objective of the each of the Allianz CCM Capital Appreciation Fund, the Allianz CCM Mid-Cap Fund and the Allianz CCM Emerging Companies Fund is a fundamental policy and may only be changed upon shareholder approval, whereas the investment objective of each corresponding New Fund, although identical in substance, is not a fundamental policy and may be changed by the New Funds’ Trustees without shareholder approval.

•

With respect to borrowing, the Allianz CCM Capital Appreciation Fund, the Allianz CCM Focused Growth Fund and the Allianz CCM Emerging Companies Fund may borrow money to the maximum extent permitted by law, while the Allianz CCM Mid-Cap Fund may not borrow, other than borrowings for which there is asset coverage of 300% and certain derivative agreements, including reverse repurchase agreements and foreign currency contracts. In addition, Allianz CCM Capital Appreciation Fund and Allianz CCM Mid-Cap Fund specifically note they may borrow to 5% of their total assets for temporary administrative purposes without subjecting such amounts to a 300% asset coverage requirement. New Funds may not borrow money in excess of 33 1/3% of the value of their total assets and up to an additional 5% of their total assets for temporary purposes, currently the maximum extent permitted by law. All Existing Funds, other than the Allianz CCM Mid-Cap Fund, and all New Funds may borrow through interfund lending. All Existing Funds and New Funds are subject to the asset coverage requirements of Section 18 of the 1940 Act, whether specifically noted in their policies or not.

•

With respect to lending, the Allianz CCM Focused Growth Fund and the Allianz CCM Emerging Companies Fund have no specified limit on securities lending, although under applicable law these Funds may not lend more than 33 1/3% of their total assets. The Allianz CCM Capital Appreciation Fund, Allianz CCM Mid-Cap Fund and the New Funds may not lend more than 33 1/3% of the Fund’s total assets. In addition, the New Funds may participate in an interfund lending program with other series of trusts managed by Managers, whereas the Existing Funds may not participate in interfund lending.

•

The Allianz CCM Focused Growth Fund and the Allianz CCM Emerging Companies Fund, unlike the corresponding New Funds, have no fundamental restriction with respect to diversification, although both Funds are diversified and would thus require a shareholder vote to become non-diversified.

•

Each of the Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, whereas the corresponding New Funds may purchase securities on margin to the extent permitted by applicable law.

•

While both the Existing Funds and the New Funds may not purchase or sell real estate, each of the New Funds may acquire or lease office space for its own use, purchase and sell mortgage-related securities and hold and sell real estate acquired by the Fund as a result of the ownership of securities.

In addition, while the New Funds are not subject to any non-fundamental investment restrictions, each Existing Fund is subject to the following non-fundamental restrictions and policies:

•	Subject to any limits set forth in its Prospectus or SAI, each Existing Fund may engage in short sales to the maximum extent permitted by law.

•

Each Existing Fund may not invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in “illiquid securities,” illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in Allianz’s or Cadence’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that Allianz or Cadence has determined to be liquid under procedures approved by the Board of Trustees).

Although not subject to non-fundamental restrictions on these matters, the New Funds will also be permitted to engage in short sales to the maximum extent permitted by law and may not invest more than 15% of their net assets in illiquid securities.

Each of the Allianz CCM Mid-Cap Fund and the Managers Cadence Mid-Cap Fund has adopted an 80% investment policy under Rule 35d-1 under the 1940 Act and will not change such policy unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time.

Existing and Pro Forma Capitalizations

Each New Fund will be the accounting successor to its corresponding Existing Fund after consummation of its Reorganization. Only pro forma capitalization information is shown for the New Funds because the New Funds will not commence operations until the completion of the Reorganizations. Accordingly, the pro forma capitalization of the reorganized New Funds will be identical to the capitalizations of the Existing Funds immediately before the Reorganizations. Pro forma capitalization shown below is as of December 31, 2009.

Amounts in thousands, except per share amounts

	Net Assets	Net Asset Value per Share	Shares Outstanding

Allianz CCM Capital Appreciation Fund (Class A shares)	$150,839	$14.37	10,497

Managers Cadence Capital Appreciation Fund (Class A shares) (pro forma)	$150,839	$14.37	10,497

Allianz CCM Capital Appreciation Fund (Class B shares)	$15,187	$12.93	1,174

Managers Cadence Capital Appreciation Fund (Class B shares) (pro forma)	$15,187	$12.93	1,174

Allianz CCM Capital Appreciation Fund (Class C shares)	$59,351	$12.97	4,574

Managers Cadence Capital Appreciation Fund (Class C shares) (pro forma)	$59,351	$12.97	4,574

Allianz CCM Capital Appreciation Fund (Class R shares)	$6,641	$14.37	462

Managers Cadence Capital Appreciation Fund (Class R shares) (pro forma)	$6,641	$14.37	462

Allianz CCM Capital Appreciation Fund (Institutional Class shares)	$289,019	$14.88	19,422

Managers Cadence Capital Appreciation Fund (Institutional Class shares) (pro forma)	$289,019	$14.88	19,422

Allianz CCM Capital Appreciation Fund (Class P shares)	$7,871	$14.83	531

Managers Cadence Capital Appreciation Fund (Class P shares) (pro forma)	$7,871	$14.83	531

Allianz CCM Capital Appreciation Fund (Administrative Class shares)	$259,789	$14.43	18,004

Managers Cadence Capital Appreciation Fund (Administrative Class shares) (pro forma)	$259,789	$14.43	18,004

Allianz CCM Capital Appreciation Fund (Class D shares)	$202,158	$14.18	14,258

Managers Cadence Capital Appreciation Fund (Class D shares) (pro forma)	$202,158	$14.18	14,258

Allianz CCM Emerging Companies Fund (Institutional Class shares)	$59,997	$14.67	4,091

Managers Cadence Emerging Companies Fund (Institutional Class shares) (pro forma)	$59,997	$14.67	4,091

Allianz CCM Emerging Companies Fund (Administrative Class shares)	$15,506	$13.79	1,124

Managers Cadence Emerging Companies Fund (Administrative Class shares) (pro forma)	$15,506	$13.79	1,124

Allianz CCM Focused Growth Fund (Class A shares)	$4,408	$7.73	570

Managers Cadence Focused Growth Fund (Class A shares) (pro forma)	$4,408	$7.73	570

Allianz CCM Focused Growth Fund (Class C shares)	$2,031	$7.62	267

Managers Cadence Focused Growth Fund (Class C shares) (pro forma)	$2,031	$7.62	267

Allianz CCM Focused Growth Fund (Institutional Class shares)	$39,630	$7.81	5,073

Managers Cadence Focused Growth Fund (Institutional Class shares) (pro forma)	$39,630	$7.81	5,073

Allianz CCM Focused Growth Fund (Class P shares)	$181	$7.74	23

Managers Cadence Focused Growth Fund (Class P shares) (pro forma)	$181	$7.74	23

Allianz CCM Focused Growth Fund (Administrative Class shares)	$9	$7.77	1

Managers Cadence Focused Growth Fund (Administrative Class shares) (pro forma)	$9	$7.77	1

Allianz CCM Focused Growth Fund (Class D shares)	$1,581	$7.73	205

Managers Cadence Focused Growth Fund (Class D shares) (pro forma)	$1,581	$7.73	205

Allianz CCM Mid-Cap Fund (Class A shares)	$192,152	$18.78	10,231

Managers Cadence Mid-Cap Fund (Class A shares) (pro forma)	$192,152	$18.78	10,231

Allianz CCM Mid-Cap Fund (Class B shares)	$18,037	$16.71	1,079

Managers Cadence Mid-Cap Fund (Class B shares) (pro forma)	$18,037	$16.71	1,079

Allianz CCM Mid-Cap Fund (Class C shares)	$44,673	$16.72	2,672

Managers Cadence Mid-Cap Fund (Class C shares) (pro forma)	$44,673	$16.72	2,672

Allianz CCM Mid-Cap Fund (Class R shares)	$25,434	$18.80	1,353

Managers Cadence Mid-Cap Fund (Class R shares) (pro forma)	$25,434	$18.80	1,353

Allianz CCM Mid-Cap Fund (Institutional Class shares)	$339,011	$19.86	17,066

Managers Cadence Mid-Cap Fund (Institutional Class shares) (pro forma)	$339,011	$19.86	17,066

Allianz CCM Mid-Cap Fund (Class P shares)	$3,554	$19.84	179

Managers Cadence Mid-Cap Fund (Class P shares) (pro forma)	$3,554	$19.84	179

Allianz CCM Mid-Cap Fund (Administrative Class shares)	$165,822	$19.16	8,653

Managers Cadence Mid-Cap Fund (Administrative Class shares) (pro forma)	$165,822	$19.16	8,653

Allianz CCM Mid-Cap Fund (Class D shares)	$15,804	$18.92	835

Managers Cadence Mid-Cap Fund (Class D shares) (pro forma)	$15,804	$18.92	835

Comparison of Investment Advisers and Investment Advisory Fees

Investment Advisers

Allianz currently serves as each Existing Fund’s investment adviser and administrator. Subject to the supervision of Allianz Funds’ Board of Trustees, Allianz is responsible for managing, either directly or through others selected by it, the investment activities of each Existing Fund and each Existing Funds’ business affairs and other administrative matters. Allianz is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, Allianz provides investment management and advisory services to open-end mutual funds and closed-end funds. Allianz is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. and of Allianz SE, a publicly-traded European insurance and financial services company. As of March 31, 2010, Allianz and its investment management affiliates had approximately $1.138 trillion in assets under management. Allianz has retained Cadence to manage each Existing Fund’s investments. Allianz may retain affiliates to provide various administrative and other services required by the Existing Funds.

Managers is the investment manager and administrator of the New Funds. Managers has overall supervisory responsibility for the investment program of the New Funds. Managers selects and recommends, subject to the approval of the Board of Trustees of The Managers Funds, subadvisor(s) to manage each New Fund’s investment portfolio. It also monitors the performance, security holdings and investment strategies of subadvisor(s) and is responsible for reporting to The Managers Funds’ Board of Trustees on each New Fund’s investment characteristics and performance. Managers also furnishes certain administrative, compliance and accounting services for The Managers Funds and the New Funds. Managers’ principal address is 333 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606. Managers and its corporate predecessors have over 20 years of experience in evaluating subadvisors for individuals and institutional investors. The Managers Funds has obtained from the SEC an exemptive order which permits Managers, subject to certain conditions and oversight by The Managers Funds’ Board of Trustees, to terminate the subadvisor to the New Funds and hire new unaffiliated subadvisors for the New Funds without prior shareholder approval. Affiliated subadvisors selected by Managers are, however, subject to shareholder approval.

Subadvisor

Cadence serves as the subadvisor for the Existing Funds. Following the Reorganizations, Cadence will serve as subadvisor to the New Funds and will provide the day-to-day portfolio management of the investment operations of the New Funds. In its role as the subadvisor for the New Funds, Cadence will provide substantially the same portfolio and investment management services to the New Funds as it did for the Existing Funds.

Cadence is located at 265 Franklin Street, 11th Floor, Boston, Massachusetts 02110. Cadence, which was affiliated with Allianz prior to September 2005 but is now majority-owned by its employees, while a group of co-investors led by Rosemont Partners holds a minority interest, provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of March 31, 2010 of approximately $5.9 billion.

Portfolio Managers

Each of the Existing Funds is jointly managed by William B. Bannick, Robert L. Fitzpatrick and Michael J. Skillman. They share primary responsibility for managing each Existing Fund and make investment decisions for each Existing Fund’s portfolio using a consensus approach. Mr. Bannick is Managing Director, Chief Investment Officer and Executive Vice President at Cadence and a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Existing Funds since joining Cadence in 1992. Mr. Bannick has managed each of the Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund since 1992, the Allianz CCM Emerging Companies Fund since inception in 1993, and the Alliance CCM Focused Growth Fund since inception in 1999. Mr. Fitzpatrick is Managing Director and Portfolio Manager at Cadence. Mr. Fitzpatrick is a research generalist and began with Cadence covering the hardware side of the technology industry, including semiconductors, computers, other equipment and telecommunications. Mr. Fitzpatrick has been a member of the investment team that manages the Existing Funds since joining Cadence in 1999 and has managed each Existing Fund since 2004. Mr. Skillman is Managing Director and Chief Executive Officer at Cadence. Mr. Skillman joined Cadence in 1994 and is a member of the investment team that manages the Existing Funds. He has managed each Existing Fund since 2006. Following the Reorganization, Messrs. Bannick, Fitzpatrick and Skillman will continue to manage each Fund’s portfolio as the portfolio managers jointly and primarily responsible for the day-to-day management of each New Fund.

Additional information regarding other accounts managed by the portfolio managers, their compensation, and their ownership of Existing Fund shares is available in the SAI relating to this Proxy Statement/Prospectus, which is on file with the SEC and incorporated by reference into this Proxy Statement/Prospectus.

Investment Advisory and Subadvisory Agreements – Existing Funds

Each Existing Fund pays for the advisory and administrative services it requires under what is essentially an all-in fee structure. See “Administration Agreement – Existing Funds” below. While each Existing Fund pays a fee under separate agreements for the advisory and administrative services it requires, these services are provided in a “suite of services” structure as described in more detail below.

Pursuant to the investment advisory agreement between Allianz and Allianz Funds (the “Advisory Agreement”), Allianz, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Existing Funds and for managing, either directly or through others selected by Allianz, the investments of the Existing Funds in accordance with applicable laws and regulations. Allianz also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. The investment advisory services of Allianz to Allianz Funds are not exclusive under the terms of the Advisory Agreement. Allianz is free to, and does, render investment advisory services to others.

Each Existing Fund pays Allianz fees in return for providing or arranging for the provision of investment advisory services. Allianz (and not the Existing Funds) pays a portion of the advisory fees it receives to Cadence in return for its services as subadvisor. During the most recently completed fiscal year, the Existing Funds paid monthly advisory fees to Allianz at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees

Allianz CCM Capital Appreciation Fund	0.45%

Allianz CCM Focused Growth Fund	0.45%

Allianz CCM Mid-Cap Fund	0.45%

Allianz CCM Emerging Companies Fund[1]	1.15%

[1]	The investment advisory fees reflect a voluntary fee waiver in effect for the Fund that reduced the 1.25% contractual fee rate by 0.10% to 1.15%.

Allianz also provides or obtains administrative, accounting, custodial and certain other services to the Existing Funds, and receives additional fees for such services. See “Administration Agreement – Existing Funds” below for more information.

The Existing Funds are subadvised by Cadence. Under the terms of the subadvisory agreement between Allianz and Cadence (the “Current Allianz Subadvisory Agreement”), Allianz has employed Cadence to provide a continuous investment program for the Existing Funds, determine the composition of the assets of the Existing Funds, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Funds, and provide investment research and analysis, among other investment advisory services. For services provided to the Existing Funds, Allianz (and not the Existing Funds) pays Cadence fees as set forth below. The Current Allianz Subadvisory Agreement provides that neither Allianz nor Cadence shall be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Allianz pays Cadence a monthly fee for each Existing Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the Allianz CCM Capital Appreciation Fund, the Allianz CCM Focused Growth Fund and the Allianz CCM Mid-Cap Fund and 1.15% for the Allianz CCM Emerging Companies Fund. With respect to the Allianz CCM Emerging Companies Fund, the fee payable to Cadence has been reduced by 0.10% to 1.05% on a voluntary basis with no set expiration date for the reduction.

A discussion regarding the basis for the Allianz Funds’ Trustees approving the Advisory Agreement between Allianz and each Existing Fund and the Current Allianz Subadvisory Agreement between Allianz and Cadence is available in the Existing Funds’ semi-annual report to shareholders for the six-month period ended December 31, 2009.

The Advisory Agreement will continue in effect with respect to an Existing Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of Allianz Funds (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by Allianz, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment.

The Current Allianz Subadvisory Agreement will continue in effect for two years from its effective date, and thereafter on an annual basis with respect to an Existing Fund, provided that such continuance is approved at least annually (a) by the vote of a majority of the Board of Trustees, or (b) by the vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that Existing Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees who are not parties to the Current Allianz Subadvisory Agreement or “interested persons” (as such term is defined in the 1940 Act) of Allianz Funds, Allianz, or Cadence, cast in person at a meeting called for the purpose of voting on such approval.

The Current Allianz Subadvisory Agreement may be terminated (a) by Allianz Funds at any time without penalty, by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of Allianz Funds or, with respect to a particular Existing Fund, by vote of a majority of the outstanding voting securities of that Fund, on 60 days’ written notice to Cadence; (b) by Cadence at any time, without penalty, upon 60 days’ written notice to Allianz Funds; or (c) by Allianz at any time, without penalty, upon 60 days’ written notice to Cadence. However, any approval of the Current Allianz Subadvisory Agreement by the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a particular Existing Fund shall be effective to continue the Current Allianz Subadvisory Agreement with respect to the Fund notwithstanding (a) that the Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or other series of Allianz Funds or (b) that the Agreement has not been approved by the vote of a majority of the outstanding voting securities of Allianz Funds, unless such approval shall be required by any other applicable law or otherwise. The Current Allianz Subadvisory Agreement will terminate automatically in the event of its assignment, as that term is defined in the 1940 Act, by Cadence.

Investment Management Agreement and Subadvisory Agreement – New Funds

Managers serves as investment manager to the New Funds under a Fund Management Agreement (the “Investment Management Agreement”). The Investment Management Agreement permits Managers to, from time to time, engage one or more subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, Managers has entered into a subadvisory agreement with Cadence (the “Subadvisory Agreement”). Pursuant to the Investment Management

Agreement, Managers is responsible for supervising the general management and investment of the assets and securities portfolio of each New Fund, providing overall investment programs and strategies for each New Fund, selecting and evaluating the performance of subadvisors for each New Fund and allocating the applicable New Fund’s assets among these subadvisors, providing financial, accounting and statistical information required for registration statements and reports with the SEC, and providing The Managers Funds with the office space, facilities and personnel necessary to manage and administer the operations and business of The Managers Funds, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

Under the Subadvisory Agreement, Cadence is responsible, with respect to each New Fund, for performing substantially the same portfolio management and advisory services for Managers and the New Fund as it performed for the corresponding Existing Fund, subject to The Managers Funds’ Board of Trustees’ and Managers’ supervision, including: (i) managing the composition of each New Fund’s portfolio, including the purchase, retention and disposition of investments, in accordance with the New Fund’s investment objective and policies as set forth in its Registration Statement, (ii) maintaining books and records for each New Fund, (iii) providing The Managers Funds’ custodian and Managers on each business day with information relating to all transactions concerning each New Fund and assisting The Managers Funds’ custodian and Managers with pricing securities, (iv) maintaining adequate compliance procedures and reviewing information provided by Managers to assist Managers in its compliance review program, and (v) maintaining an appropriate level of errors and omissions or professional liability insurance coverage.

For additional information regarding the Investment Management Agreement and Subadvisory Agreement, and the services that Managers and Cadence provide to the New Funds, please see the SAI relating to this Proxy Statement/Prospectus, which is incorporated herein by reference and on file with the SEC.

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the Managers Cadence Capital Appreciation Fund, the Managers Cadence Emerging Companies Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund have agreed to pay Managers an investment management fee at annual rates of 0.45%, 1.25%, 0.45% and 0.45%, respectively, of the value of the New Fund’s average daily net assets, paid monthly. Managers, in turn, has agreed to pay Cadence a portion of the investment management fee which is also computed daily and paid monthly, as compensation for the investment advisory and portfolio management services Cadence provides to the New Funds under the Subadvisory Agreement. The fee paid to Cadence is paid out of the fee Managers receives from the New Funds and does not increase the expenses of the New Funds. In addition, Cadence receives compensation from Managers for its administrative services to the New Funds pursuant to a sub-administration agreement between Managers and Cadence.

A discussion regarding the basis for the New Funds’ Board of Trustees approving the Investment Management Agreement between The Managers Funds and Managers with respect to each New Fund and the Subadvisory Agreement between Managers and Cadence will be available in each New Fund’s semi-annual report for the period ending December 31, 2010.

Managers has contractually agreed, through at least November 1, 2012, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses, and extraordinary items) for each of the Managers Cadence Capital Appreciation Fund, the Managers

Cadence Emerging Companies Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund to 0.72%, 1.42%, 0.76% and 0.72%, respectively, of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, Managers may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated by mutual agreement between Managers and the Fund’s Board of Trustees. The contractual expense limitation is intended to ensure that after taking into account the effect of the contractual expense limitation, the estimated net expenses to be borne by shareholders of each New Fund, as adjusted to reflect shareholder servicing expenses paid at the maximum permitted rate, do not exceed what the corresponding Existing Fund’s Net Expenses Reflecting Administrative Fee Adjustments would have been for at least a two-year period following the Reorganizations. In addition, with respect to the Managers Cadence Emerging Companies Fund, Managers will voluntarily waive 0.10% of the Fund’s average daily net assets such that the Fund’s investment management fee will be 1.15% of the value of the Fund’s average daily net assets.

The Investment Management Agreement and the Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of The Managers Funds or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable New Fund, and (ii) in either event by the vote of a majority of the Trustees of The Managers Funds who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), (in the case of the Investment Management Agreement) by Managers on 60 days’ written notice to The Managers Funds and (in the case of the Subadvisory Agreement) by Cadence on 30 days’ written notice to Managers and to the applicable New Fund. In general, Managers may terminate each Subadvisory Agreement without penalty, upon notice to The Managers Funds and Cadence. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

Administration Agreement – Existing Funds

Allianz also serves as administrator to the Existing Funds pursuant to the Allianz Administration Agreement. Each Existing Fund pays for the administrative services it requires under what is essentially an all-in or “unitary” fee structure. Under the Allianz Administration Agreement, Allianz provides or procures administrative services for the Existing Funds and also bears the costs of most third-party administrative services required by the Existing Funds, including audit, custodial, portfolio accounting, legal and transfer agency. The Existing Funds do bear other expenses that are not covered by the administrative fee and that may vary and affect the total level of expenses borne by Existing Fund shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of Allianz Funds’ disinterested Trustees and their counsel. Allianz has, at its own expense, retained State Street Bank & Trust Company to perform certain administrative services and may retain affiliates to provide other administrative services.

Allianz generally earns a profit on the administrative fee, although this may not be the case for relatively small Existing Funds. The profit generally increases as an Existing Fund grows in asset size. Also, under the terms of the Allianz Administration Agreement, Allianz, and not Existing Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

Under the Allianz Administration Agreement, Allianz has agreed to provide or procure these services, and to bear these expenses, at the annual rates for each Existing Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to the indicated class or classes of shares on an annual basis) in the table below, with breakpoints at various asset levels.

Fund	Institutional and Administrative Classes		Class A, Class B, Class C, Class P and Class R	Class D
Allianz CCM Capital Appreciation Fund	0.30	%(1)	0.40%	0.65%
Allianz CCM Emerging Companies Fund	0.30	%(1)	N/A	N/A
Allianz CCM Focused Growth Fund	0.30%		0.40%	0.65%
Allianz CCM Mid-Cap Fund	0.30	%(1)	0.40%	0.65%

(1)

For the Allianz CCM Capital Appreciation Fund, Allianz CCM Emerging Companies Fund and Allianz CCM Mid-Cap Fund, Allianz has voluntarily agreed to observe, through October 31, 2010, an irrevocable waiver of a portion of its administrative fees paid by Institutional and Administrative Class shares in the amount of 0.05% of the Fund’s average daily net assets attributable to the particular share class.

The total administrative fee rate for each class of shares of each Existing Fund shall be reduced according to the following schedule, each based on the Existing Fund’s aggregate average daily net assets: by 0.025% per annum on assets in excess of $1 billion, by an additional 0.025% per annum on assets in excess of $2.5 billion, by an additional 0.025% per annum on assets in excess of $5 billion and by an additional 0.025% per annum on assets in excess of $7.5 billion.

The Allianz Administration Agreement may be terminated by Allianz Funds at any time by vote of (1) a majority of the Trustees, or (2) a majority of the outstanding voting securities of Allianz Funds, on 60 days’ written notice to Allianz.

The Allianz Administration Agreement allows Allianz or an affiliate to pay financial service firms a portion of the Class D administration fees in return for the firms’ services and includes a plan specific to Class D shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act. See “Distribution of the Funds” above for more information.

Administration and Shareholder Servicing Agreement – New Funds

Under an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between The Managers Funds and Managers, Managers also serves as administrator (the “Fund Administrator”) of the New Funds and is responsible for certain aspects of managing the New Funds’ operations, including administration and shareholder servicing. For these services, each New Fund will pay the Fund Administrator 0.25% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to The Managers Funds, and by The Managers Funds upon at least 30 days’ prior written notice to the Fund Administrator.

Independent Registered Public Accounting Firm

The Managers Funds has selected PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103, as the independent registered public accounting firm for the New Funds for the fiscal year ending June 30, 2011.

Other Principal Service Providers

The following table lists the principal service providers for the Existing Funds and those expected to serve the New Funds following the closing of the Reorganizations. Although it is expected that all of the service providers listed below will serve the New Funds by October 1, 2010, there may be a transition period immediately following the closing of the Reorganizations where some of the Existing Funds’ service providers will provide services to the New Funds for an interim period.

SERVICE PROVIDERS
SERVICE	EXISTING FUNDS	NEW FUNDS
Investment Adviser	Allianz Global Investors Fund Management LLC 1345 Avenue of the Americas New York, New York 10105	Managers Investment Group LLC 333 W. Wacker Drive Chicago, Illinois 60606

Investment Subadvisor	Cadence Capital Management LLC 265 Franklin Street, 11th Floor Boston, Massachusetts 02110	Cadence Capital Management LLC 265 Franklin Street, 11th Floor Boston, Massachusetts 02110

Distributor	Allianz Global Investors Distributors LLC 1345 Avenue of the Americas New York, New York 10105	Managers Distributors, Inc. 333 W. Wacker Drive Chicago, Illinois 60606

Administrator	Allianz Global Investors Fund Management LLC 1345 Avenue of the Americas New York, New York 10105	Managers Investment Group LLC 333 W. Wacker Drive Chicago, Illinois 60606

Custodian	State Street Bank & Trust Co. 801 Pennsylvania Avenue Kansas City, Missouri 64105	The Bank of New York Mellon 2 Hanson Place Brooklyn, New York 10286

Fund Accountant	State Street Bank & Trust Co. 801 Pennsylvania Avenue Kansas City, Missouri 64105	The Bank of New York Mellon Corporation One Wall Street New York, New York 10286

Transfer Agent and (in the case of the Existing Funds) Shareholder Servicing Agent and (in the case of the New Funds) Dividend Disbursing Agent

Class P, Institutional Class and Administrative Class:

Boston Financial Data Services, Inc.

330 W. 9 th Street, 5th Floor

Kansas City, Missouri 64105

Class A, Class B, Class C, Class D and Class R:

Boston Financial Data Services, Inc.

30 Dan Road

Canton, Massachusetts 02021-2809

PNC Global Investment Servicing (U.S.) Inc. P.O. Box 9769 Providence, Rhode Island 02940-9769

SERVICE PROVIDERS
SERVICE	EXISTING FUNDS	NEW FUNDS
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 1100 Walnut Street, Suite 1300 Kansas City, Missouri 64106	PricewaterhouseCoopers LLP Two Commerce Square 2001 Market Street, Suite 1700 Philadelphia, Pennsylvania 19103

IV. INFORMATION ON VOTING

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board of Trustees of Allianz Funds to solicit the vote of shareholders of the Existing Funds for the Reorganizations at a meeting of shareholders of Existing Funds, which we refer to as the “Meeting.” The Meeting is scheduled to begin on August 9, 2010 at 3:00 p.m.

Voting Information

Only shareholders of record on June 7, 2010 are entitled to receive notice of and to vote at the Meeting or any adjournments or postponements thereof. Written notice of any meeting of shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time and place of the meeting, to each shareholder at the shareholder’s address as it appears on the records of Allianz Funds. Whenever notice of a meeting is required to be given to a shareholder, a written waiver thereof, executed before or after the meeting by such shareholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice. Each shareholder is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share held by the shareholder as of the close of business on June 7, 2010. The presence in person or by proxy of shareholders of each Existing Fund entitled to cast more than thirty percent of the votes eligible to be cast at the Meeting will constitute a quorum with respect to the Reorganization for that Existing Fund (the “Quorum”). When the Quorum is present, approval of the Reorganization for each Existing Fund will require the favorable vote of a “majority of the outstanding voting securities” of the Existing Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Allianz Funds as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Since these shares will be counted as present, but not as voting in favor of the Merger, these shares will have the same effect as if they cast votes against the Merger. Approval of the Reorganization will occur only if a sufficient number of votes entitled to be voted at the Meeting are cast “for” that proposal.

Revocability of Proxies

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the Existing Fund. You may also revoke a proxy by attending the Meeting and voting your shares in person. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, “for” each proposal.

Adjournments

In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of a proposal. They will vote against any such adjournment those proxies required to be voted against a proposal and will not vote any proxies that direct them to abstain from voting on the proposals.

The costs of any additional solicitation and of any adjourned session will be borne equally by Managers and Allianz. Any proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to another proposal (if any).

Methods of Voting

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of Allianz Funds and officers and employees of Allianz, its affiliates and other representatives and agents of Allianz Funds and representatives of broker-dealers and other financial intermediaries. Allianz Funds has retained [            ] to aid in the solicitation of proxies (which is estimated to cost from $[            ] to $[            ]). Managers and Allianz will pay the expenses of the Reorganization, including proxy solicitation costs and expenses of any paid solicitor, so that shareholders of the Existing Funds and New Funds will not bear any of these costs associated with the preparation of this Proxy Statement/Prospectus or the solicitation of proxies.

Electronic Voting. In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

Telephone Voting. You may give your voting instructions over the telephone by calling [            ]. A representative of [            ] will answer your call. When receiving your instructions by telephone, the representative will ask you for certain identifying information. If the information you provide matches the information provided to [            ] by Allianz Funds, then the [            ] representative will explain the proxy process. [            ] is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. [            ] will record your instructions and transmit them to the official tabulator.

As the Meeting date approaches, you may receive a call from a representative of [            ] if Allianz Funds has not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit [            ] to sign a proxy on your behalf. [            ] will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of Allianz Funds believe those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Voting by Mail or Facsimile. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings

Allianz Funds does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of Allianz Funds must be received by Allianz Funds a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals, along with any accompanying supporting statement, which together cannot exceed 500 words, should be submitted to Allianz Funds, c/o Allianz Global Investors Distributors LLC, 1345 Avenue of the Americas, New York, NY 10105, Attention: Fund Secretary.

Other Matters

Allianz Funds is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

As of June 7, 2010, the number of issued and outstanding shares of each class of each Existing Fund were as follows:

Fund/Class	Shares Issued and Outstanding

Allianz CCM Capital Appreciation Fund
Class A	[	]
Class B	[	]
Class C	[	]
Class R	[	]
Institutional Class	[	]
Class P	[	]
Administrative Class	[	]
Class D	[	]

Allianz CCM Emerging Companies Fund
Institutional Class	[	]
Administrative Class	[	]

Allianz CCM Focused Growth Fund
Class A	[	]
Class C	[	]
Institutional Class	[	]
Class P	[	]
Administrative Class	[	]
Class D	[	]

Allianz CCM Mid-Cap Fund
Class A	[	]
Class B	[	]
Class C	[	]
Class R	[	]
Institutional Class	[	]
Class P	[	]
Administrative Class	[	]
Class D	[	]

No shares of the New Funds are issued or outstanding as of the date of this Proxy Statement/Prospectus.

Interest of Certain Persons in the Transactions

Existing Funds

To the knowledge of the Existing Funds, the following are the only persons who owned of record five percent or more of the outstanding shares of each Existing Fund, as of June 7, 2010:

Name and Address	Percentage Ownership
Allianz CCM Capital Appreciation Fund
– Class A
[ ]	[	]%
– Class B
[ ]	[	]%
– Class C
[ ]	[	]%
– Class R
[ ]	[	]%
– Institutional Class
[ ]	[	]%
– Class P
[ ]	[	]%
– Administrative Class
[ ]	[	]%
– Class D
[ ]	[	]%

Allianz CCM Emerging Companies Fund
– Institutional Class
[ ]	[	]%
– Administrative Class
[ ]	[	]%

Allianz CCM Focused Growth Fund
– Class A
[ ]	[	]%
Class C
[ ]	[	]%
– Institutional Class
[ ]	[	]%
– Class P
[ ]	[	]%
– Administrative Class
[ ]	[	]%
– Class D
[ ]	[	]%

Allianz CCM Mid-Cap Fund
– Class A
[ ]	[	]%
– Class B
[ ]	[	]%
– Class C
[ ]	[	]%
– Class R
[ ]	[	]%
– Institutional Class
[ ]	[	]%

– Class P
[ ]	[	]%
– Administrative Class
[ ]	[	]%
– Class D
[ ]	[	]%

[To the knowledge of the Existing Funds, no entity or person “controlled” (within the meaning of the 1940 Act) the Existing Funds or owned beneficially, 25% or more of the outstanding shares of any class of the Existing Funds, as of June 7, 2010.] An entity or person that “controls” an Existing Fund could have effective voting control over the Existing Fund.

[As of June 7, 2010, the Directors and officers of Allianz Funds as a group owned less than 1% of the outstanding shares of any Existing Fund.]

New Funds

No shares of the New Funds were outstanding as of the date of this Proxy Statement/Prospectus.

It is expected that each of the persons listed above who own five percent or more of the outstanding shares of the Existing Funds will own the same percentage of outstanding shares of the New Funds after the consummation of the Reorganizations, based on such persons’ ownership percentages as of June 7, 2010.

FINANCIAL HIGHLIGHTS

The financial highlights for the Existing Funds for the past five fiscal years are incorporated by reference from the Existing Funds’ prospectus and have been audited by PricewaterhouseCoopers LLP, whose reports along with each Existing Fund’s financial statements for such fiscal years are included in the Existing Fund’s annual report, which is incorporated by reference into the SAI relating to this Proxy Statement/Prospectus. The financial highlights for the Existing Funds for the six months ended December 31, 2009 are provided in Appendix D. All unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. In addition, all such adjustments are of a normal recurring nature.

AVAILABLE INFORMATION

The Existing Funds are currently, and the New Funds will be upon completion of their registration (which will occur prior to the closing of the Reorganizations), subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, D.C. 20549 and at certain of the SEC’s regional offices. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of May 11, 2010, by and between Allianz Funds, a Massachusetts business trust (“Allianz Funds”), on behalf of each of its series identified in Exhibit A hereto as an Existing Fund (each an “Existing Fund” and collectively the “Existing Funds”), The Managers Funds, a Massachusetts business trust (“Managers Funds”), on behalf of each of its series identified in Exhibit A hereto as the corresponding New Fund (each a “New Fund” and collectively the “New Funds”), and, with respect to Sections 5, 10(l) and 11(b) hereof, Managers Investment Group LLC, a Delaware limited liability company (“Managers”), and, with respect to Sections 5, 8, 10(k) and 11(a) hereof, Allianz Global Investors Fund Management LLC, a Delaware limited liability company (“Allianz”) (the Agreement and transactions contemplated hereunder for each Existing Fund and its corresponding New Fund, hereinafter called a “Reorganization”). This Agreement shall be treated as if each Reorganization between an Existing Fund and its corresponding New Fund contemplated hereby had been the subject of a separate agreement.

PLAN OF REORGANIZATION

(a)	Each Existing Fund will sell, assign, convey, transfer and deliver to its corresponding New Fund on the Exchange Date (as defined in Section 6) all of its properties, investments and other assets, whether contingent or otherwise, existing at the Valuation Time (as defined in Section 3(c)) (the “Assets”). In consideration therefor, each New Fund shall, on the Exchange Date, (i) issue and deliver to Existing Fund a number of full and fractional shares of beneficial interest of the corresponding class of shares of New Fund, as indicated in Exhibit A hereto (the “New Fund Shares”), having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the liabilities of Existing Fund assumed by New Fund on such date, and (ii) assume all liabilities, expenses costs, charges and reserves of Existing Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (the “Liabilities”), and including without limitation the obligation to indemnify the Trustees of Allianz Funds under the Agreement and Declaration of Trust and Bylaws of Allianz Funds for Liabilities relating solely to the Existing Funds. It is intended that each Reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder.

(b)

Upon consummation of the transactions described in paragraph (a) above, each Existing Fund shall distribute in complete liquidation to its shareholders of record as of the Exchange Date corresponding New Fund Shares, each shareholder being entitled to receive that proportion of corresponding New Fund Shares that the number of shares of beneficial interest of the particular share class of Existing Fund held by such shareholder bears to the number of shares of such share class of Existing Fund outstanding on such date. Each Existing Fund shareholder will receive the class of New Fund Shares set forth on Exhibit A hereto that corresponds to the class of Existing Fund shares held by such shareholder. Certificates representing the corresponding New Fund Shares will not be issued. All issued and outstanding shares of Existing Fund and all Existing Fund shares held in treasury will simultaneously be cancelled on the books of Existing Fund.

AGREEMENT

Each Existing Fund and its corresponding New Fund agree as follows:

1. Representations and warranties of each New Fund.

Managers Funds, on behalf of each New Fund represents and warrants to and agrees with New Fund’s corresponding Existing Fund that:

(a)	New Fund is a duly established series of Managers Funds, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power (or will have power after its establishment) to own all of its properties and assets and to carry out its obligations under this Agreement. Managers Funds is not required to qualify as a foreign association in any jurisdiction. Managers Funds has and New Fund has (or will have after its establishment and effectiveness of its registration statement on Form N-1A) all necessary federal, state and local authorizations to carry on its business as an investment company and as now being conducted and to carry out this Agreement.

(b)	Managers Funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of the New Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”) is in full force and effect.

(c)	Managers Funds and New Fund are not in violation in any material respect of any provisions of Managers Funds’ Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which Managers Funds or New Fund is a party or by which Managers Funds or New Fund or their respective assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(d)	The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of Managers Funds and by all other necessary trust action on the part of Managers Funds and New Fund, and this Agreement constitutes the valid and binding obligation of Managers Funds on behalf of New Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(e)	There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of Managers Funds or New Fund, threatened against Managers Funds in respect of New Fund or any of its properties or assets or against any person who Managers Funds in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Neither Managers Funds nor New Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against Managers Funds in respect of New Fund or any of New Fund’s properties or assets or any person whom Managers Funds in respect of New Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Managers Funds in respect of New Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects New Fund’s business or New Fund’s its ability to consummate the transactions contemplated hereby There are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of Managers Funds or New Fund, threatened against Managers Funds or any of its properties or assets, that are likely to have a material adverse effect on the ability of Managers Funds or New Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

(f)	As of the Exchange Date, New Fund has no known liabilities of a material nature, contingent or otherwise, other than liabilities incurred pursuant to this Agreement.

(g)	No consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Managers Funds on behalf of New Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of The Commonwealth of Massachusetts, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h)

As of the effective date of the registration statement on Form N-14 of Managers Funds on behalf of New Fund (the “Registration Statement”), the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the prospectus of New Fund and proxy statement of Existing Fund included in the Registration Statement (the “Prospectus/Proxy Statement”) and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to the Managers Funds or New Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy

Statement made in reliance upon and in conformity with information furnished in writing by the Existing Fund to the New Fund specifically for use in the Registration Statement or the Prospectus/Proxy Statement and approved by an officer of Allianz Funds for use in the Registration Statement or the Prospectus/Proxy Statement.

(i)	The registration statement of Managers Funds on Form N-1A on behalf of New Fund, and the prospectus and statement of additional information of the New Fund included therein (collectively, the “New Fund Materials”), will conform in all material respects with the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and will not as of the effective date thereof or the Exchange Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the New Fund Materials made in reliance upon and in conformity with information furnished in writing by the Existing Fund to the New Fund specifically for use in the New Fund Materials and approved by an officer of Allianz Funds for use in the New Fund Materials, including the accuracy of performance and financial information with respect to the Existing Fund.

(j)	There are no material contracts outstanding to which New Fund is a party, other than as will be disclosed in, included as exhibits or incorporated by reference into, the Managers Funds’ registration statement on Form N-1A and the Registration Statement and Prospectus/Proxy Statement.

(k)	New Fund was established by the Trustees of Managers Funds in order to effect the transactions described in this Agreement. It being understood that New Fund was formed solely for the purpose of consummating the Reorganization with its corresponding Existing Fund, New Fund will not hold more than a nominal amount of assets necessary to facilitate its organization and will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations) between the date hereof and the Exchange Date.

(l)	As of the Exchange Date, New Fund has no shares of beneficial interest issued and outstanding. On and after the Exchange Date, the authorized capital of New Fund will consist of an unlimited number of shares of beneficial interest, no par value per share. The New Fund Shares to be issued to Existing Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, except as set forth in New Fund’s registration statement, non-assessable by New Fund, and no shareholder of New Fund will have any preemptive right of subscription or purchase in respect thereof. Further, the issuance of such New Fund Shares will be in compliance with all applicable federal and state securities laws, including blue sky laws.

(m)	As of the Exchange Date, no federal, state or other tax returns of New Fund will have been required by law to be filed and no federal, state or other taxes will be due by New Fund; New Fund will not have been required to pay any assessments; and New Fund will not have any tax liabilities. Consequently, as of the Exchange Date, New Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n)	New Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of each taxable year, and will not take any action inconsistent with meeting such requirements at any time through the Exchange Date. Upon filing its first income tax return at the completion of its first taxable year, New Fund will elect to be a “regulated investment company” under Section 851 of the Code. New Fund currently is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. New Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder.

(o)	New Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state, blue sky or securities law as it may deem appropriate in order to continue its operations after the Exchange Date.

(p)	Neither New Fund nor, to the knowledge of Managers Funds, any “affiliated person” of New Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of Managers Funds, has any affiliated person of New Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) or Rule 206(4)-4(b) thereunder or as a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act (any such disqualification, a “Section 9 Disqualification”); provided that a Section 9 Disqualification shall be excluded for purposes of this Subsection if any person subject to sanction thereunder who is an affiliated person of New Fund has obtained an exemption pursuant to Section 9(c) of the 1940 Act and such exemption is listed on Schedule 1(p) to this Agreement.

(q)	Managers Funds satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi), and (vii) under the 1940 Act.

(r)	Each of the Manager Funds and New Fund agrees that, for the minimum time periods specified in Section 15(f) of the 1940 Act it shall take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (i) at least seventy-five percent (75%) of the Trustees of New Fund shall not be “interested persons” (as that term is defined in the 1940 Act) of such New Fund’s investment adviser or the Existing Fund’s investment adviser, or any “interested person” (as that term is defined in the 1940 Act) thereof; (ii) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) shall be imposed; and (iii) each vacancy among the Trustees of New Fund which must be filled by a person who is an interested person neither of New Fund’s investment adviser nor of Existing Fund’s investment adviser so as to comply with Section 15(f) of the 1940 Act, as if such Section were applicable, shall be filled by a person who (A) is not an interested person of New Fund’s investment adviser or of Existing Fund’s investment adviser, and (B) has been selected and proposed for election by a majority of the Trustees of New Fund who are not such interested persons. Managers Funds may elect, in lieu of covenants set forth in the preceding sentence, to apply for and obtain an exemptive order under Section 6(c) of the 1940 Act from the provisions of Section 15(f)(1)(A) of the 1940 Act, in form and substance reasonably acceptable to Allianz Funds.

2. Representations and warranties of each Existing Fund.

Allianz Funds, on behalf of each Existing Fund represents and warrants to and agrees with Existing Fund’s corresponding New Fund that:

(a)	Existing Fund is a duly established series of Allianz Funds, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Allianz Funds is qualified as a foreign association or business trust in every jurisdiction where required except to the extent that failure to so qualify would not have a material adverse effect on Allianz Funds or Existing Fund. Each of Allianz Funds and Existing Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)	Allianz Funds is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the registration of its shares under the 1933 Act is in full force and effect.

(c)

A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the fiscal year ended June 30, 2009, such statements and schedule having been audited by PricewaterhouseCoopers, LLP, independent accountants, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Existing Fund for the six months ended December 31, 2009, have been furnished to New Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial condition of Existing Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

(d)

Except as disclosed in writing to Managers, Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under the 1933 Act, the 1934 Act and the 1940 Act. Except as disclosed in writing to Managers, Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under the “federal securities laws”, as such term is defined in Rule 38a-1 under the 1940 Act (other than the 1933 Act, the 1934 Act and the 1940 Act), state laws, including state blue sky laws, the U.S. Employee Retirement Income Security Act of 1974, as amended, and those of the Financial Industry Regulatory Authority (“FINRA”), except where the failure to so comply would not have a Material Adverse Effect. Except as disclosed in writing to Managers, Existing Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by Allianz Funds with respect to Existing Fund. Except as disclosed in writing to Managers, all advertising and sales material used by Existing Fund complies in all material respects with and, since its first date of use, has complied in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the rules and regulations of the Securities and Exchange Commission (the “Commission”), and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority, except where the failure to so comply would not have a Material Adverse Effect. All registration statements, prospectuses and statements of additional information (including the prospectuses and statement of additional information dated November 1, 2009, previously furnished to New Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof, which will be furnished to New Fund (collectively, the “Existing Fund Prospectus”)), reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by Existing Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law, except, with respect to filings required to be made or filed with FINRA or any state securities authorities, where the failure to so file or obtain approval or declaration would not have a Material Adverse Effect. Except as disclosed in writing to Managers, such registration statements, prospectuses, statements of additional information, the Existing Fund Prospectus, reports, proxy materials and other filings under the 1933 Act, the 1934 Act and the 1940 Act (i) are, as of the date hereof, or were, and with respect to the Existing Fund Prospectus, will be, in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder, and, (ii) do not, as of the date hereof, or did not, and with respect to the Existing Fund Prospectus, will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which such statements were made, not misleading. For purposes of this Section 2(d), “Material Adverse Effect” means an event that is reasonably likely to cause a material decline in the net asset value of an Existing Fund’s shares.

(e)	Except as disclosed in writing to Managers, there are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of Allianz Funds or Existing Fund, threatened against Allianz Funds in respect of Existing Fund or any of its properties or assets or against any person who Allianz Funds in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Except as disclosed in writing to Managers, neither Allianz Funds nor Existing Fund knows of any facts or circumstances that might form the basis for the initiation of any such proceedings or investigations of or before any court or government body against Allianz Funds in respect of Existing Fund or any of Existing Fund’s properties or assets or any person whom Allianz Funds in respect of Existing Fund may be obligated to directly or indirectly indemnify in connection with such proceedings or investigations. Except as disclosed in writing to Managers, Allianz Funds in respect of Existing Fund is not a party to or subject to the provision of any order, decree or judgment of any court or government body which materially and adversely affects Existing Fund’s business or Existing Fund’s its ability to consummate the transactions contemplated hereby Except as disclosed in writing to Managers, there are no material legal, administrative or other proceedings or investigations pending or, to the knowledge of Allianz Funds or Existing Fund, threatened against Allianz Funds or any of its properties or assets, that are likely to have a material adverse effect on the ability of Allianz Funds or Existing Fund to perform their obligations under this Agreement and to consummate the transactions contemplated hereby.

(f)	Existing Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of June 30, 2009, those incurred pursuant to this Agreement, and those incurred in the ordinary course of Existing Fund’s business as an investment company since such date. Prior to the Exchange Date, Existing Fund will advise New Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2009, whether or not incurred in the ordinary course of business.

(g)	No consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Existing Fund of the transactions contemplated by this Agreement, except such as may be required under the laws of The Commonwealth of Massachusetts, the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h)

The Existing Fund has provided New Fund with written information reasonably necessary for the preparation of the Prospectus/Proxy statement included in the Registration Statement, in connection with the meeting of the shareholders of the Existing Fund to approve this Agreement and the transactions contemplated hereby. All such written information provided by Existing Fund to New Fund complies in all material respects with the 1933 Act, the 1934 Act and the 1940 Act. As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference and provided to New Fund, insofar as they relate to Allianz Funds or Existing Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this Subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by New Fund to Existing Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(i)	There are no material contracts outstanding to which Existing Fund is a party, other than as disclosed in, included as exhibits or incorporated by reference into, the registration statement of Existing Fund, the Existing Fund Prospectus and the Registration Statement and Prospectus/Proxy Statement.

(j)	Allianz Funds and Existing Fund are not in violation in any material respect of any provisions of Allianz Funds’ Agreement and Declaration of Trust or Bylaws or any agreement, indenture, instrument, contract, lease or other undertaking to which Allianz Funds or Existing Fund is a party or by which Allianz Funds or Existing Fund or their respective Assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(k)	All issued and outstanding shares of the Existing Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in Existing Fund’s registration statement, non-assessable, and will have been issued in compliance with all applicable registration requirements of federal and state securities laws, including blue sky laws.

(l)	As of the Exchange Date, (i) Existing Fund has filed or will have filed all federal, state and other tax returns that are required to be filed by Existing Fund by such date (after giving effect to any extensions); (ii) all such returns were or will have been timely filed and were or will have been true, correct and complete in all material respects; and (iii) Existing Fund has timely paid or will have timely paid all federal, state or other taxes shown to be due on said returns or on any assessments received by Existing Fund. All tax liabilities of Existing Fund have been adequately provided for on its books, and to the knowledge of Existing Fund, no tax deficiency or liability of Existing Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Existing Fund will not be under any audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)	Existing Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Section 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and will continue meeting such requirements at all times through the Exchange Date. Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. Existing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(n)	At both the Valuation Time and the Exchange Date, Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets and Liabilities of Existing Fund to be transferred to New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Assets and Liabilities as contemplated by this Agreement, New Fund will acquire the Assets and Liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to New Fund by Existing Fund).

(o)	Existing Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made with respect to any such taxes or tax return, except as otherwise disclosed in writing to New Fund.

(p)	Existing Fund has not previously been a party to a tax-free reorganization under the Code.

(q)	No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of New Fund or Existing Fund, except as previously disclosed to New Fund by Existing Fund.

(r)	Existing Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(s)

The execution, delivery and performance of this Agreement has been duly authorized by the Board of Trustees of Allianz Funds and by all other necessary trust action on the part of Allianz Funds and Existing Fund, other than shareholder approval as required by Section 7 hereof, and subject to such shareholder approval, this Agreement constitutes the valid and binding obligation of Existing Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(t)	The New Fund Shares to be issued to Existing Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Existing Fund shareholders as provided in Section 4(d).

(u)	Neither Existing Fund nor, to the knowledge of Allianz Funds, any “affiliated person” of Existing Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of Allianz Funds, has any affiliated person of Existing Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act, or Rule 206(4)-4(b) thereunder or as a broker-dealer under Section 15 of the 1934 Act, or for any Section 9 Disqualification; provided that a Section 9 Disqualification shall be excluded for purposes of this Subsection if any person subject to sanction thereunder who is an affiliated person of Existing Fund has obtained an exemption pursuant to Section 9(c) of the 1940 Act and such exemption is listed on Schedule 2(u) to this Agreement.

(v)	Allianz Funds satisfies the fund governance standards set forth in Rule 0-1(a)(7)(ii), (iii), (v), (vi), and (vii) under the 1940 Act.

3. Reorganization.

(a)	Subject to the requisite approval of the shareholders of each Existing Fund and to the other terms and conditions contained herein, each Existing Fund agrees to sell, assign, convey, transfer and deliver to its corresponding New Fund, and New Fund agrees to acquire from Existing Fund, on the Exchange Date, the Assets of Existing Fund in exchange for that number of New Fund Shares provided for in Section 4 and the assumption by New Fund of the Liabilities of Existing Fund. Pursuant to this Agreement, each Existing Fund will, as soon as practicable after the Exchange Date, distribute all of the New Fund Shares received by it to the shareholders of Existing Fund, in complete liquidation of Existing Fund.

(b)	Each Existing Fund will pay or cause to be paid to its corresponding New Fund any interest, cash or such dividends, rights and other payments received by Existing Fund on or after the Exchange Date with respect to the Assets of Existing Fund received by New Fund on or after the Exchange Date. Any such distribution shall be deemed included in the Assets transferred to New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the Assets of Existing Fund acquired by New Fund.

(c)	The Valuation Time shall be at the close of business of the New York Stock Exchange on August 31, 2010, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”). For the avoidance of doubt, New Fund acknowledges that Existing Fund reserves the right to sell any of its Assets before the Valuation Time, as it deems necessary or appropriate in the ordinary course of its operations.

(d)	New Fund shall cause Managers to deliver to corresponding Existing Fund on the date of the Valuation Time a copy of a valuation report, prepared as of the Valuation Time, in respect of the Investments (as defined below) of corresponding Existing Fund, which report shall be prepared in accordance with the procedures that New Fund will use in determining the net asset value of New Fund Shares and that will be disclosed in the registration statement on Form N-1A for New Fund (“New Fund Valuation Procedures”). As used in this Agreement, the term “Investments” shall mean Existing Fund’s investments and cash holdings shown on the schedule of its investments as of June 30, 2009 referred to in Section 2(c) hereof, as supplemented with such changes as Existing Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(e)	Any transfer taxes payable upon the issuance of New Fund Shares in a name other than the registered holder of the New Fund Shares on the books of each Existing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such New Fund Shares are to be issued and transferred.

(f)	Existing Fund will, at least 30 business days before the Exchange Date, furnish Managers Funds, in respect of corresponding New Fund, with a list of the then-held securities of Existing Fund being fair valued by Existing Fund or its administrator or being valued based on broker-dealer quotes obtained by Existing Fund or its administrator. At least 20 business days before the Exchange Date, Managers Funds, on behalf of corresponding New Fund, will advise Existing Fund of any such Assets held by Existing Fund identified on such list that Managers Funds does not believe would be desirable for New Fund. Under such circumstances, to the extent practicable, Existing Fund, if requested in writing by Managers Funds, on behalf of corresponding New Fund and to the extent permissible and consistent with Existing Fund’s investment objectives and policies, will dispose of such Assets before the Valuation Time; provided that no such sales shall be made or required until the Reorganization has been approved by the requisite vote of Existing Fund’s outstanding voting securities in accordance with the provisions of Allianz Funds’ Agreement and Declaration of Trust and Bylaws. Notwithstanding the foregoing, nothing in this Subsection shall require Existing Fund to dispose of such Assets, if, in the reasonable judgment of the Board of Trustees of Allianz Funds or Allianz, such disposition could adversely affect the status of the Reorganization of Existing Fund as a “reorganization” within the meaning of Section 368(a) of the Code.

4. Exchange Date; Valuation Time.

On the Exchange Date, simultaneously each New Fund will deliver to its corresponding Existing Fund the number of full and fractional New Fund Shares having an aggregate net asset value equal to the value of the Assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities of Existing Fund assumed by New Fund on that date.

(a)	The net asset value of the New Fund Shares to be delivered to Existing Fund, the value of the Assets of the Existing Fund to be transferred to the New Fund and the value of the Liabilities of the Existing Fund to be assumed by New Fund shall in each case be determined as of the Valuation Time.

(b)	The net asset value of the New Fund Shares shall be computed and the value of the Assets and Liabilities of the Existing Fund shall be determined by New Fund, in cooperation with Existing Fund, pursuant to the New Fund Valuation Procedures and otherwise in accordance with the regular practice of Managers Funds and its agents for calculating the net asset value of the series of Managers Funds shares of beneficial interest. No sales load, contingent deferred sales charge, commission or other transactional fee will be charged as a result of the Reorganization.

(c)	On the Exchange Date, New Fund shall assume the Liabilities of Existing Fund.

(d)	Existing Fund shall distribute the New Fund Shares to the shareholders of Existing Fund by furnishing written instructions to New Fund’s transfer agent, which will, as soon as practicable, set up open accounts for each shareholder of Existing Fund in accordance with written instructions furnished by Existing Fund. With respect to any Existing Fund shareholder holding share certificates as of the Exchange Date, if any, New Fund will not permit such shareholder to receive dividends and other distributions on the New Fund Shares (although such dividends and other distributions shall be credited to the account of such shareholder), or pledge such New Fund Shares until such shareholder has surrendered his or her outstanding Existing Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the New Fund Shares as provided in the preceding sentence, New Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Existing Fund. Existing Fund will, at its expense, request the shareholders of Existing Fund to surrender their outstanding Existing Fund share certificates (if any), or post adequate bond, as the case may be.

(e)	Each of Allianz Funds and Managers Funds shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of Assets, assumption of Liabilities and liquidation contemplated in this Agreement.

5. Expenses, fees, etc.

Managers and Allianz shall bear equally the costs, fees and expenses incurred by Managers, Managers Funds, Allianz, Allianz Funds and Existing Funds in connection with the preparation and filing of the Registration Statement, registration of New Fund Shares, and delivery of and solicitation of approval of Existing Fund shareholders to the Reorganizations pursuant to the Prospectus/Proxy Statement including, without limitation, printing and mailing fees, fees of accountants and attorneys and the costs of holding the Existing Funds’ shareholder meetings and soliciting proxies (such cost, fees and expenses to be referred to as “Expenses”). Expenses shall be borne on an “as incurred” basis by Managers and Allianz. Each party, upon closing, shall present to the other party an itemized invoice evidencing its Expenses. The total of the invoices shall be calculated divided by two and to the extent one party has paid more than the other, that party shall be reimbursed by the other party so that each party has paid half of the total amount of Expenses. Managers shall be solely responsible for and bear all costs and expenses incurred in connection with the organization and registration of the New Funds and the registration of shares of the New Funds to be offered following the Reorganizations, including without limitation, the New Fund Materials, and the parties agree that neither Allianz nor any of its affiliates will have any responsibility or obligation with respect to the organization or registration of any New Funds. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of each New Fund or its corresponding Existing Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code. In the event the transactions contemplated by this Agreement are not consummated for any reason, the parties nonetheless shall bear the costs, fees and expenses in the manner provided in this Subsection.

6. Exchange Date.

Delivery of the Assets of each Existing Fund to be transferred, assumption of the Liabilities of Existing Fund to be assumed and the delivery of the New Fund Shares to be issued shall be made at the offices of Managers, 800 Connecticut Avenue, Norwalk, Connecticut, at 7:30 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by New Fund and Existing Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7. Shareholder approval; dissolution.

(a)	Allianz Funds, on behalf of each Existing Fund, agrees to solicit the consent of the shareholders of each Existing Fund, as soon as is practicable after the effective date of the Registration Statement and accompanying Prospectus/Proxy Statement for the purpose of approving the matters contemplated by this Agreement.

(b)	Each Existing Fund agrees that the liquidation and dissolution of Existing Fund will be effected in the manner provided in the Agreement and Declaration of Trust of Allianz

Funds in accordance with applicable law and that on and after the Exchange Date, Existing Fund shall not conduct any business except in connection with its liquidation and dissolution.

8. Tax Matters.

(a)	Each Existing Fund or Allianz will deliver to the corresponding New Fund copies of all relevant tax books and records and will otherwise reasonably cooperate with such New Fund in connection with (i) the preparation and filing of tax returns for Existing Fund and/or New Fund for tax periods ending on or after the Exchange Date (but ending no later than June 30, 2011) and (ii) the declaration and payment of any dividend or dividends, including pursuant to Section 855 of the Code, for purposes of making distributions of Existing Fund’s or New Fund’s, as applicable, (x) investment company taxable income (if any), net tax-exempt income (if any), and net capital gains (if any) in respect of a taxable year of Existing Fund ending June 30, 2010 or ending no later than June 30, 2011 of an amount or amounts sufficient for the Existing Fund or New Fund, as applicable, to qualify for treatment as a regulated investment company under Subchapter M of the Code and to otherwise avoid the incurrence of any fund-level federal income taxes for any such tax period and (y) ordinary income for the calendar year ending December 31, 2010 or December 31, 2011 and capital gain net income for the one-year period ending on October 31, 2010 or October 31, 2011 of an amount or amounts sufficient to avoid the incurrence any fund-level federal excise taxes for any such calendar year under Section 4982 of the Code, in each case without any additional consideration therefor; it being understood that such books and records shall remain the property of and may be retained by Allianz Funds following the provision of such copies thereof to the corresponding New Fund.

(b)	If a federal, state or other tax return of an Existing Fund with respect to the Existing Fund’s taxable year ending on June 30, 2010 (each, a “June 2010 Tax Return”) is due on or before the Exchange Date (after giving effect to any properly made extension), the Existing Fund or Allianz will timely prepare and file, or will have timely prepared and filed, any such June 2010 Tax Return on or before its due date (after giving effect to any properly made extension) and any June 2010 Tax Return so prepared and filed will be, or will have been, true, correct and complete in all material respects. The Existing Fund will timely pay, or will have timely paid, all federal, state or other taxes or other fees or assessments (if any) shown to be due on said June 2010 Tax Return. For the avoidance of doubt, for purposes of this Section 8, a June 2010 Tax Return shall not include any excise tax return required to be filed with the Internal Revenue Service for the calendar year ending December 31, 2010 pursuant to Section 4982 of the Code.

(c)

If a June 2010 Tax Return of an Existing Fund is due after the Exchange Date (after giving effect to any extension properly made by Allianz), Allianz shall prepare such June 2010 Tax Return in such a manner so that the return is true, correct and complete. In addition, no later than (i) thirty (30) days prior to such a June 2010 Tax Return’s due date (after giving effect to any extension properly made by Allianz), in the case of any June

2010 Tax Return that is a U.S. federal income tax return, or (ii) fifteen (15) days prior to such a June 2010 Tax Return’s due date (after giving effect to any extension properly made by Allianz), in the case of any other June 2010 Tax Return, (x) Allianz shall provide the corresponding New Fund with a copy of such June 2010 Tax Return, as proposed to be filed with the applicable tax authority, and notify that New Fund of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on said June 2010 Tax Return, and (y) Allianz shall make any changes to such June 2010 Tax Return as the corresponding New Fund may reasonably request, including, but not limited to, in respect of the amount of any taxes or other fees or assessments (if any) proposed to be shown as due and payable on such June 2010 Tax Return and the amount of any “spillback” dividend election proposed to be made pursuant to Section 855 of the Code, provided any such changes are agreed to by PricewaterhouseCoopers, LLP. Provided Allianz has complied with its obligations set forth in this Section 8, the corresponding New Fund will timely file any such June 2010 Tax Return with the applicable tax authority, and pay any and all taxes or other fees or assessments shown to be due and payable on any such June 2010 Tax Return.

9. Conditions of each New Fund’s obligations.

The obligations of each New Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by (i) the affirmative vote of at least a majority of the Trustees of Allianz Funds (including a majority of those Trustees who are not “interested persons” of Allianz Funds, as defined in Section 2(a)(19) of the 1940 Act); (ii) the affirmative vote of at least a majority of the Trustees of Managers Funds (including a majority of those Trustees who are not “interested persons” of Managers Funds, as defined in Section 2(a)(19) of the 1940 Act); and (iii) the requisite vote of the corresponding Existing Fund’s outstanding voting securities in accordance with the provisions of Allianz Funds’ Agreement and Declaration of Trust and Bylaws, at a meeting of Existing Fund’s shareholders called for the purpose of acting on the matters set forth in the Prospectus/Proxy Statement.

(b)	That the corresponding Existing Fund shall have furnished to New Fund a statement of Existing Fund’s Assets and Liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs (bases) (including any adjustments thereto), all as of the Valuation Time, certified on Existing Fund’s behalf by Allianz Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Existing Fund since June 30, 2009, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Existing Fund, changes due to net redemptions or changes due to dividends paid or losses from operations. Existing Fund also shall have furnished to New Fund any such other evidence as to the tax cost (basis) (including any adjustments thereto) of Existing Fund’s Investments as New Fund may reasonably request.

(c)	That Allianz Funds, on behalf of the corresponding Existing Fund, shall have furnished to New Fund a statement, dated the Exchange Date, signed on behalf of Existing Fund by Allianz Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Allianz Funds and Existing Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Allianz Funds and Existing Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates.

(d)	That, as of the Exchange Date, there shall not be any material litigation pending or threatened against Allianz Funds or the corresponding Existing Fund that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

(e)

That New Fund shall have received in form satisfactory to New Fund and dated the Exchange Date, an opinion of Ropes & Gray LLP (which opinion will be subject to certain qualifications satisfactory to New Fund) substantially to the effect that (i) Allianz Funds is an unincorporated voluntary association with transferable shares existing under and by virtue of the laws of The Commonwealth of Massachusetts and that the corresponding Existing Fund is a validly established series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by Allianz Funds, on behalf of the corresponding Existing Fund, and, assuming due authorization, execution and delivery of this Agreement by Managers Funds, on behalf of New Fund, and assuming that the Prospectus/Proxy Statement complies with the 1933 Act, the 1934 Act and the 1940 Act, is a valid and binding obligation of the corresponding Existing Fund, (iii) the corresponding Existing Fund has the trust power to sell, assign, convey, transfer and deliver the Assets contemplated hereby, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Allianz Funds’ Agreement and Declaration of Trust, as amended, or Bylaws, as amended, or any provision of any agreement known to such counsel (each such agreement an “Existing Fund Agreement”) to which Allianz Funds or the corresponding Existing Fund is a party or by which either of them is bound, it being understood that with respect to investment restrictions as contained in Allianz Funds’ Agreement and Declaration of Trust, Bylaws, and the Existing Fund Prospectus, and also with respect to a listing of all Existing Fund Agreements, such counsel may reasonably rely upon a certificate of an officer of Allianz Funds whose responsibilities include advising Allianz Funds and the corresponding Existing Fund with respect to such matters, and (v) to such counsel’s knowledge (without any independent investigation or inquiry), no consent, approval, authorization or order of any Commonwealth of Massachusetts or federal court or governmental authority is required to be made or obtained by Allianz Funds on behalf of the corresponding Existing Fund, in connection with the execution and delivery of this Agreement by Allianz Funds on behalf of the corresponding Existing Fund, or the performance of Allianz Funds on behalf of the corresponding Existing Fund, of its obligations hereunder, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act. In connection with the foregoing, it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of Allianz Funds.

(f)	That New Fund shall have received in form satisfactory to New Fund and dated the Exchange Date, an opinion of Ropes & Gray LLP (which opinion will be subject to certain qualifications satisfactory to New Fund) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the corresponding Existing Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under Section 1032 of the Code, no gain or loss will be recognized by New Fund upon receipt of the Assets of the corresponding Existing Fund in exchange for New Fund Shares and the assumption by New Fund of the Liabilities of the corresponding Existing Fund pursuant to this Agreement, (iii) under Section 362(b) of the Code, the basis in the hands of New Fund of the Assets of the corresponding Existing Fund transferred to New Fund in the Reorganization will be the same as the basis of such Assets in the hands of such Existing Fund immediately prior to the transfer, (iv) under Section 1223(2) of the Code, the holding periods of the Assets of the corresponding Existing Fund in the hands of New Fund will include the periods during which such Assets were held by such Existing Fund, (v) under Section 361 of the Code, no gain or loss will be recognized by the corresponding Existing Fund upon the transfer of its Assets to New Fund in exchange for the New Fund Shares and the assumption by New Fund of the Liabilities of such Existing Fund, or upon the distribution of the New Fund Shares by such Existing Fund to its shareholders in liquidation, pursuant to this Agreement, (vi) under Section 354 of the Code, no gain or loss will be recognized by the corresponding Existing Fund’s shareholders upon the exchange of their shares of such Existing Fund for New Fund Shares, (vii) under Section 358 of the Code, the aggregate basis of the New Fund Shares a shareholder of the corresponding Existing Fund receives in connection with the Reorganization will be the same as the aggregate basis of such shareholder’s Existing Fund shares exchanged therefor, (viii) under Section 1223(1) of the Code, the corresponding Existing Fund shareholder’s holding period for the New Fund Shares will include the period during which such shareholder held the Existing Fund shares exchanged therefor; provided that the shareholder held such Existing Fund shares as capital assets, and (ix) New Fund will succeed to and take into account the items of the corresponding Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder. The opinion will be based on factual certifications made by officers of the corresponding Existing Fund and New Fund, and on customary assumptions.

(g)	That the Assets of the corresponding Existing Fund to be acquired by New Fund will include no Assets which New Fund, by reason of charter limitations or of investment restrictions disclosed in the New Fund Materials in effect on the Exchange Date, may not properly acquire.

(h)	That New Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(i)	That all actions taken by the corresponding Existing Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to New Fund and Ropes & Gray LLP.

(j)	That the corresponding Existing Fund’s custodian shall have delivered to New Fund a certificate identifying all of the Assets of Existing Fund held by such custodian as of the Valuation Time.

(k)	That the corresponding Existing Fund’s transfer agent shall have provided to New Fund (i) the originals or true copies of all of the records of Existing Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Existing Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(l)	That all of the issued and outstanding shares of beneficial interest of the corresponding Existing Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Existing Fund or its transfer agent by New Fund or its agents shall have revealed otherwise, either (i) Existing Fund shall have taken all actions that in the opinion of New Fund or its counsel are necessary to remedy any prior failure on the part of Existing Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Existing Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of New Fund in amounts sufficient and upon terms satisfactory, in the opinion of New Fund or its counsel, to indemnify New Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Existing Fund to have offered and sold such shares in conformity with such laws.

(m)	That the corresponding Existing Fund shall have executed and delivered to New Fund an instrument of transfer dated as of the Exchange Date pursuant to which Existing Fund will assign, transfer and convey the Assets to New Fund on the Exchange Date, as valued in accordance with Section 4 of this Agreement, in connection with the transactions contemplated by this Agreement.

(n)	That New Fund shall have received a certificate dated the Exchange Date from the principal executive officers and principal financial officers, or persons performing similar functions, of Allianz Funds to the effect that such principal executive officers and principal financial officers, or persons performing similar functions, of Allianz Funds have concluded that, based on their evaluation of the effectiveness of Allianz Funds’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by Allianz Funds on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, and that there have been no changes in Allianz Funds’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred since January 1, 2010 that have materially affected, or are reasonably likely to materially affect, Allianz Funds’ internal control over financial reporting.

(o)	That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Allianz Funds or the Existing Fund, threatened by the Commission.

(p)	That all conditions set forth in the Call Agreement, dated as of August 31, 2005, by and among Allianz Global Investors U.S. Equities LLC and Cadence Capital Management LLC, as amended by that certain letter agreement, dated as of April 30, 2010, by and among Allianz, Managers, Allianz Global Investors Capital LLC and Cadence Capital Management LLC, including the condition that all conditions have been satisfied or waived with respect to the Reorganizations involving the Allianz CCM Capital Appreciation Fund and Allianz CCM Mid-Cap Fund, have been satisfied or, if not satisfied, waived by Managers.

10. Conditions of each Existing Fund’s obligations.

The obligations of each Existing Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by (i) the affirmative vote of at least a majority of the Trustees of Allianz Funds (including a majority of those Trustees who are not “interested persons” of Allianz Funds, as defined in Section 2(a)(19) of the 1940 Act); (ii) the affirmative vote of at least a majority of the Trustees of Managers Funds (including a majority of those Trustees who are not “interested persons” of Managers Funds, as defined in Section 2(a)(19) of the 1940 Act); and (iii) the requisite vote of Existing Fund’s outstanding voting securities in accordance with the provisions of Allianz Funds’ Agreement and Declaration of Trust and Bylaws, at a meeting of Existing Fund’s shareholders called for the purpose of acting on the matters set forth in the Prospectus/Proxy Statement.

(b)	That Managers Funds, on behalf of the corresponding New Fund, shall have executed and delivered to Existing Fund an assumption of liabilities instrument dated as of the Exchange Date pursuant to which New Fund will assume the Liabilities of Existing Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

(c)	That Managers Funds, on behalf of the corresponding New Fund, shall have furnished to Existing Fund a statement, dated the Exchange Date, signed on behalf of such New Fund by Managers Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and the Exchange Date all representations and warranties of Managers Funds and such New Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Managers Funds and such New Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates.

(d)	That, as of the Exchange Date, there shall not be any material litigation pending or threatened against Managers Funds or the corresponding New Fund that would seek to enjoin or otherwise prevent the transactions contemplated by this Agreement.

(e)

That Existing Fund shall have received an opinion of Ropes & Gray LLP, in form satisfactory to Existing Fund and dated the Exchange Date (which opinion will be subject to certain qualifications satisfactory to Existing Fund), to the effect that (i) Managers Funds is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts and that the corresponding New Fund is a validly established series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by Managers Funds, on behalf of the corresponding New Fund, and, assuming due authorization, execution and delivery of this Agreement by Allianz Funds, on behalf of Existing Fund, is a valid and binding obligation of such New Fund, (iii) the New Fund Shares to be delivered to Existing Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and, except as set forth in Existing Fund’s registration statement, non-assessable by the corresponding New Fund, and no shareholder of such New Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Managers Funds’ Declaration of Trust, as amended, or Bylaws, as amended, or any provision of any agreement known to such counsel (each such agreement, a “New Fund Agreement”) to which Managers Funds or the corresponding New Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Managers Funds’ Declaration of Trust, Bylaws, then current prospectus or statement of additional information and also with respect to a listing of all New Fund Agreements, such counsel may reasonably rely upon a certificate of an officer of Managers Funds whose responsibility it is to advise Managers Funds and the corresponding New Fund with respect to such matters, and (v) no consent, approval, authorization or order of any Commonwealth of Massachusetts or federal court or governmental authority is required to be made or obtained by Managers Funds on behalf of the corresponding New Fund in connection with the execution and delivery of this Agreement by the Managers Funds on behalf of the corresponding New Fund, or the performance of Managers Funds on behalf of the corresponding New Fund of its obligations hereunder, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act.

(f)	That Existing Fund shall have received in form satisfactory to Existing Fund and dated the Exchange Date, an opinion of Ropes & Gray LLP (which opinion will be subject to certain qualifications satisfactory to Existing Fund) substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes: (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and Existing Fund and the corresponding New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) under Section 1032 of the Code, no gain or loss will be recognized by the corresponding New Fund upon receipt of the Assets of Existing Fund in exchange for New Fund Shares and the assumption by such New Fund of the Liabilities of Existing Fund pursuant to this Agreement, (iii) under Section 362(b) of the Code, the basis in the hands of the corresponding New Fund of the Assets of Existing Fund transferred to such New Fund in the Reorganization will be the same as the basis of such Assets in the hands of Existing Fund immediately prior to the transfer, (iv) under Section 1223(2) of the Code, the holding periods of the Assets of Existing Fund in the hands of the corresponding New Fund will include the periods during which such Assets were held by Existing Fund, (v) under Section 361 of the Code, no gain or loss will be recognized by Existing Fund upon the transfer of its Assets to the corresponding New Fund in exchange for the New Fund Shares and the assumption by such New Fund of the Liabilities of Existing Fund, or upon the distribution of the New Fund Shares by Existing Fund to its shareholders in liquidation, pursuant to this Agreement, (vi) under Section 354 of the Code, no gain or loss will be recognized by Existing Fund’s shareholders upon the exchange of their shares of Existing Fund for New Fund Shares, (vii) under Section 358 of the Code, the aggregate basis of the New Fund Shares an Existing Fund shareholder receives in connection with the Reorganization will be the same as the aggregate basis of such shareholder’s Existing Fund shares exchanged therefor, (viii) under Section 1223(1) of the Code, an Existing Fund shareholder’s holding period for the New Fund Shares will include the period during which such shareholder held the Existing Fund shares exchanged therefor; provided that the shareholder held such Existing Fund shares as capital assets, and (ix) the corresponding New Fund will succeed to and take into account the items of Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder. The opinion will be based on factual certifications made by officers of Existing Fund and the corresponding New Fund, and on customary assumptions.

(g)	That all actions taken by or on behalf of the corresponding New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Existing Fund and Ropes & Gray LLP.

(h)	That the Registration Statement and the registration statement of New Fund on Form N-1A shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Managers Funds or the corresponding New Fund, threatened by the Commission.

(i)	That Existing Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(j)	At least 30 days before the Valuation Time, the corresponding New Fund shall have provided to Existing Fund a copy of the New Fund Valuation Procedures.

(k)	That Allianz shall have arranged and paid for run-off liability insurance coverage for each of (i) the current Trustees and officers of Existing Fund, and (ii) the former Trustees and officers of Existing Fund that have served within six years of the Exchange Date, for a period of six years commencing on the Exchange Date and at least at the same levels (i.e., the same coverage amounts and deductibles) and on substantially the same terms as the liability insurance Allianz Funds currently maintains for the Trustees and officers of Existing Fund at no additional expense to the Trustees of Existing Fund or Existing Fund. Such run-off liability insurance shall be in full force and effect on and after the Exchange Date.

(l)	That Managers shall have entered into an expense limitation agreement with Managers Funds in respect of the corresponding New Fund in the form attached as an exhibit to the Registration Statement, such agreement to be in effect for a term of no less than two calendar years from the Exchange Date.

11. Indemnification.

(a)

Prior to the Exchange Date, to the extent permitted by the Agreement and Declaration of Trust for Allianz Funds, Allianz Funds, on behalf of each Existing Fund, and on or after the Exchange Date, Allianz (together with Allianz Funds, the “Allianz Indemnifying Parties”), on behalf of each Existing Fund, will indemnify and hold harmless Managers Funds, its Trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Allianz Funds or Existing Fund contained in the Registration Statement or Prospectus/Proxy Statement or any amendment or supplement to any of the foregoing, in each case, that is provided in writing by Allianz, Allianz Funds or Existing Fund for inclusion in the Registration Statement or the Prospectus/Proxy Statement, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Allianz Funds or Existing Fund required to be stated therein or necessary to make the statements relating to Allianz Funds or Existing Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the applicable Allianz Indemnifying Party. The Indemnified Parties will notify the applicable Allianz Indemnifying Party. in writing within ten business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(a). The applicable Allianz Indemnifying Party shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(a), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the applicable Allianz Indemnifying Party elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The applicable Allianz Indemnifying Party’s obligation under this Section 11(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the applicable Allianz Indemnifying Party. will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(a) without the necessity of the Indemnified Parties’ first paying the same.

(b)

Prior to the Exchange Date, Managers, on behalf of each New Fund, and, on or after the Exchange Date, to the extent permitted by the Declaration of Trust for Managers Funds, Managers Funds (together with Managers, the “Managers Indemnifying Parties”), on behalf of each New Fund, will indemnify and hold harmless Allianz Funds, its Trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Managers Funds or New Fund contained in the Registration Statement or Prospectus/Proxy Statement, or any amendment or supplement to any thereof, other than as provided in writing by Allianz, Allianz Funds or Existing Fund for inclusion in the Registration Statement or the Prospectus/Proxy Statement, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Managers Funds or New Fund required to be stated therein or necessary to make the statements relating to Managers Funds or New

Fund therein not misleading, including without limitation any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the applicable Managers Indemnifying Party. The Indemnified Parties will notify the applicable Managers Indemnifying Party in writing within ten business days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 11(b). The applicable Managers Indemnifying Party shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(b), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the applicable Managers Indemnifying Party elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The applicable Managers Indemnifying Party’s obligation under this Section 11(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the applicable Managers Indemnifying Party will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(b) without the necessity of the Indemnified Parties’ first paying the same.

12. No broker or finder.

Each of Existing Fund and its corresponding New Fund represents that there is no person who has dealt with it, or Allianz Funds or Managers Funds, as applicable, who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13. Termination.

Each Existing Fund and its corresponding New Fund may, by mutual consent of the Board of Trustees of Allianz Funds and the Board of Trustees of Managers Funds on behalf of Existing Fund and New Fund, respectively, terminate this Agreement. Each Existing Fund or its corresponding New Fund, after consultation with counsel and by consent of its Trustees or an officer authorized by such Trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by September 15, 2010, this Agreement shall automatically terminate on that date unless a later date is agreed to by each Existing Fund and its corresponding New Fund.

14. Rule 145.

Pursuant to Rule 145 under the 1933 Act, each New Fund will, in connection with the issuance of any New Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), issue stop transfer instructions to New Fund’s transfer agent with respect to such shares. Each Existing Fund will provide its corresponding New Fund on the Exchange Date with the name of any Existing Fund shareholder who is to the knowledge of Existing Fund an affiliate of Existing Fund on such date.

15. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

16. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be amended except by a letter of agreement signed by each party hereto; provided, however, that there shall not be any amendment that by law requires approval by shareholders of a party without obtaining such approval.

17. Governing law.

This Agreement shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts without giving effect to the choice of law provisions therein; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

18. Agreement and declaration of trust.

(a)	A copy of the Declaration of Trust of Managers Funds is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by or on behalf of the Trustees of Managers Funds on behalf of each New Fund as Trustees and not individually, and that the obligations of this instrument are not binding upon any of the Trustees or officers of Managers Funds or shareholders of such New Fund individually, but are binding only upon the assets and property of such New Fund.

(b)	A copy of the Agreement and Declaration of Trust of Allianz Funds is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by or on behalf of the Trustees of Allianz Funds on behalf of each Existing Fund as Trustees and not individually, and that the obligations of this instrument are not binding upon any of the Trustees or officers of Allianz Funds or shareholders of such Existing Fund individually, but are binding only upon the assets and property of such Existing Fund.

19. Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

20. Notices.

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by facsimile, courier or certified mail addressed to Allianz Funds at 1345 Avenue of the Americas, New York, NY 10105 (Attention: Thomas J. Fuccillo, Esq., Chief Legal Officer; fax: 212-739-3948) and to Managers Funds at 333 W. Wacker Drive, Chicago, IL 60606 (Attention: John Streur, Senior Managing Partner), with a copy to David Kurzweil, Associate Counsel at 800 Connecticut Avenue, Norwalk, CT 06854.

21. Recourse.

All persons dealing with an Existing Fund or a New Fund must look solely to the property of such Fund for the enforcement of any claims against such Fund, as the trustees, directors, officers, agents, and shareholders of either such Fund and the other series of Allianz Funds and Managers Funds do not assume any liability for obligations entered into on behalf of any of the Existing Funds or New Funds.

22. Headings.

The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

23. Further Assurances.

Each of Allianz Funds, Allianz, Managers Funds, and Managers shall use its reasonable best efforts in good faith to take or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable law, so as to permit the consummation of the transactions contemplated by this Agreement as promptly as practicable and otherwise to enable consummation of the transactions contemplated by this Agreement, and shall cooperate fully with one another to that end.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

Allianz Funds, on behalf of its series listed on Exhibit A

By:	/s/ E. Blake Moore Jr.
Name:	E. Blake Moore, Jr.
Title:	President and Chief Executive Officer

Agreement and Plan of Reorganization Signature Page

The Managers Funds, on behalf of its series listed on Exhibit A

By:	/s/ Donald S. Rumery
Name:	Donald S. Rumery
Title:	Treasurer

Agreement and Plan of Reorganization Signature Page

Solely for purposes of Sections 5, 10(l) and 11(b) Managers Investment Group LLC

By:	/s/ Keitha Kinne
Name:	Keitha Kinne
Title:	Managing Partner

Agreement and Plan of Reorganization Signature Page

Solely for purposes of Sections 5, 8, 10(k) and 11(a) Allianz Global Investors Fund Management LLC

By:	/s/ E. Blake Moore Jr.
Name:	E. Blake Moore, Jr.
Title:	Managing Director and Chief Executive Officer

Agreement and Plan of Reorganization Signature Page

Exhibit A

Existing Fund (Share Class)	Corresponding New Fund (Share Class)

Allianz CCM Capital Appreciation Fund (Class A) (Class B) (Class C) (Class R) (Institutional Class) (Class P) (Administrative Class) (Class D)	Managers Cadence Capital Appreciation Fund (Class A) (Class B) (Class C) (Class R) (Institutional Class) (Class P) (Administrative Class) (Class D)

Allianz CCM Emerging Companies Fund (Institutional Class) (Administrative Class)	Managers Cadence Emerging Companies Fund (Institutional Class) (Administrative Class)

Allianz CCM Focused Growth Fund (Class A) (Class C) (Institutional Class) (Class P) (Administrative Class) (Class D)	Managers Cadence Focused Growth Fund (Class A) (Class C) (Institutional Class) (Class P) (Administrative Class) (Class D)

Allianz CCM Mid-Cap Fund (Class A) (Class B) (Class C) (Class R) (Institutional Class) (Class P) (Administrative Class) (Class D)	Managers Cadence Mid-Cap Fund (Class A) (Class B) (Class C) (Class R) (Institutional Class) (Class P) (Administrative Class) (Class D)

Schedule 1(p)

None.

Schedule 2(u)

ORDER PURSUANT TO SECTION 9(c) OF THE INVESTMENT COMPANY ACT OF 1940 GRANTING A PERMANENT EXEMPTION FROM SECTION 9(a) OF THE ACT, SEC Release No. 27479, dated September 12, 2006.

APPENDIX B

COMPARISON OF INVESTMENT RESTRICTIONS

Comparative Information on Fundamental Investment Restrictions of Existing Funds and New Funds

Subject Matter of Restriction	Allianz CCM Capital Appreciation Fund and Allianz CCM Mid-Cap Fund	Allianz CCM Focused Growth Fund and Allianz CCM Emerging Companies Fund	New Funds
Borrowing

The Allianz CCM Capital Appreciation Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts.

The Allianz CCM Mid-Cap Fund may not borrow money, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Fund’s Prospectuses and SAI (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a

Each of the Allianz CCM Focused Growth Fund and the Allianz CCM Emerging Companies Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

The New Funds may not

borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward or dollar roll transactions or through an interfund lending program with other series of trusts managed by Managers, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this restriction, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with each New Fund’s investment policies.

B-1

Subject Matter of Restriction	Allianz CCM Capital Appreciation Fund and Allianz CCM Mid-Cap Fund	Allianz CCM Focused Growth Fund and Allianz CCM Emerging Companies Fund	New Funds

when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund’s assets).

Notwithstanding the provisions of the restriction above, each of Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

Senior Securities

Each of the Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund may not issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Notwithstanding the provisions of the restriction above, each of Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund may borrow money for temporary

		Each of the Allianz CCM Focused Growth Fund and the Allianz CCM Emerging Companies Fund may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act. In determining whether a transaction is permitted under the 1940 Act, this restriction will be construed not to prohibit any transaction that is permitted under the 1940 Act, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.	The New Funds may not issue senior securities. For purposes of this restriction, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with each New Fund’s investment policies.

B-2

Subject Matter of Restriction	Allianz CCM Capital Appreciation Fund and Allianz CCM Mid-Cap Fund	Allianz CCM Focused Growth Fund and Allianz CCM Emerging Companies Fund	New Funds
administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above under “Borrowing”.

Lending	Each of the Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund may not lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of Allianz Funds.	Each of the Allianz CCM Focused Growth Fund and the Allianz CCM Emerging Companies Fund may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.	The New Funds may not make loans, except that each New Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of trusts managed by Managers provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

Diversification	Each of the Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund may not with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.	N/A	Each New Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in

B-3

Subject Matter of Restriction	Allianz CCM Capital Appreciation Fund and Allianz CCM Mid-Cap Fund	Allianz CCM Focused Growth Fund and Allianz CCM Emerging Companies Fund	New Funds
	Each of the Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund may not with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.		the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

Industry Concentration

Each of the Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

Each of the Allianz CCM Focused Growth Fund and the Allianz CCM Emerging Companies Fund may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

Each New Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). Unless otherwise provided, for purposes of this restriction, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by S&P and Morgan Stanley Capital International.

Margin Transactions and Short Sales	Each of the Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction.	N/A

The New Funds may not

borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward or dollar roll transactions or through an interfund lending program with other series of trusts managed by Managers, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term

B-4

Subject Matter of Restriction	Allianz CCM Capital Appreciation Fund and Allianz CCM Mid-Cap Fund	Allianz CCM Focused Growth Fund and Allianz CCM Emerging Companies Fund	New Funds
credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this restriction, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with each New Fund’s investment policies.

Commodities & Commodity Contracts and Options	Each of the Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts.	Each of the Allianz CCM Focused Growth Fund and the Allianz CCM Emerging Companies Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities.	The New Funds may not purchase or sell commodities or commodity contracts, except each New Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.

Real Estate	Each of the Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein.	Each of the Allianz CCM Focused Growth Fund and the Allianz CCM Emerging Companies Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein.	The New Funds may not purchase or sell real estate, except that each New Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

B-5

Subject Matter of Restriction	Allianz CCM Capital Appreciation Fund and Allianz CCM Mid-Cap Fund	Allianz CCM Focused Growth Fund and Allianz CCM Emerging Companies Fund	New Funds
Underwriting	Each of the Allianz CCM Capital Appreciation Fund and the Allianz CCM Mid-Cap Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.	Each of the Allianz CCM Focused Growth Fund and the Allianz CCM Emerging Companies Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.	The New Funds may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

Non-Fundamental Investment Restrictions and Other Investment Policies of the Existing Funds

The New Funds, unlike the Existing Funds, are not subject to any non-fundamental investment restrictions. Each Existing Fund, however, is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval):

(1) Subject to any limits set forth in its Prospectus or SAI, each Existing Fund may engage in short sales to the maximum extent permitted by law.

(2) Each Existing Fund may not invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in “illiquid securities,” illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in Allianz’s or Cadence’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that Allianz or Cadence has determined to be liquid under procedures approved by the Board of Trustees).

Other Information Regarding Investment Restrictions and Policies

Existing Funds

With respect to the Existing Funds, unless otherwise stated, all limitations applicable to a Fund’s investments will apply at the time of investment. A Fund will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Allianz or Cadence will take into account market, tax and other consequences to a Fund in considering whether or not to sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, Allianz or Cadence will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on a Fund’s investments refers to total assets.

B-6

New Funds

With respect to the New Funds, any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth above shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to restrictions related to borrowings by the Funds.

B-7

APPENDIX C

INFORMATION APPLICABLE TO THE NEW FUNDS

SHAREHOLDER GUIDE

Your Account with the New Funds

You may invest in the New Funds by purchasing Class A, Class B, Class C, Class R, Institutional Class, Class P, Administrative Class and Class D shares of the Managers Cadence Capital Appreciation Fund, by purchasing Institutional Class and Administrative Class shares of the Managers Cadence Emerging Companies Fund, by purchasing Class A, Class C, Institutional Class, Class P, Administrative Class and Class D shares of the Managers Cadence Focused Growth Fund, and by purchasing Class A, Class B, Class C, Class R, Institutional Class, Class P, Administrative Class and Class D shares of the Managers Cadence Mid-Cap Fund, as described below.

Class A, Class B, Class C, Class D and Class R shares of the Managers Cadence Capital Appreciation Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund, as applicable, and Administrative Class shares of the Managers Cadence Focused Growth Fund are subject to the expenses of a plan of distribution adopted by the Board of Trustees, and, except with respect to the Institutional Class shares of the Managers Cadence Capital Appreciation Fund, Managers Cadence Emerging Companies Fund and Managers Cadence Mid-Cap Fund, which do not bear shareholder servicing fees, each class of shares bears shareholder servicing fees in different amounts. Because each class bears fees and expenses in different amounts, the NAV per share of the classes may differ. In all other material respects, Class A, Class B, Class C, Class R, Institutional Class, Class P, Administrative Class and Class D shares are the same, each share representing a proportionate interest in a New Fund.

Each New Fund and each class of shares is subject to a minimum (and possible maximum) initial investment amount, as described below.

Your purchase or redemption of New Fund shares is based on the New Fund’s share price. The price at which you purchase and redeem your shares is based on the Net Asset Value per share (“NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to a New Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A New Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the New Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the New Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the New Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the New Funds were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, a New Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem New Fund shares.

Fair Value Policy

Each New Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of The Managers Funds (the “Trust”). Under certain circumstances, a New Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each New Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before a New Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when a New Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a New Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third party fair valuation service in adjusting the prices of such foreign portfolio investments.

The New Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the New Funds’ fair value procedures.

Choosing A Share Class

As described below, investors can choose between the following share classes when investing in the New Funds: Class A, Class B, Class C, Class R, Institutional Class, Class P, Administrative Class and Class D. Not all share classes are available for each New Fund. As described above, the classes differ to the extent they bear certain class specific expenses. When choosing a share class, it is important to consider these four factors:

•	The amount you plan to invest;

•	The length of time you intend to keep the money invested;

•	Your investment objectives; and

•	The expenses and charges for the class.

We recommend that you also discuss your investment goals and choices with your financial professional to determine which share class is right for you.

Class A Shares

Managers Cadence Capital Appreciation Fund

Managers Cadence Focused Growth Fund

Managers Cadence Mid-Cap Fund

The offering price of Class A shares equals each New Fund’s current share price, or NAV, plus an initial sales charge that varies according to the total amount you invest, as shown below. In addition, for purchases of load eligible Class A shares of $1 million or more that are not assessed a sales charge at the time of purchase, you will be charged a 1% fee on shares redeemed or exchanged for shares not subject to an initial sales charge within the first 18 months of purchase, as described below. You also pay annual distribution and shareholder service (12b-1) fees of 0.25%. See below for more information.

Sales Charge Reductions and Waivers

To determine the initial sales charge for Class A shares, we add the current NAV of any existing investments in the Managers Family of Funds to the amount of your investment, which could mean a lower sales charge. You may also be eligible for a reduced sales charge if you do the following:

•

You may add Managers funds held by other fiduciaries on your behalf. To obtain this benefit, you must tell us when you buy Class A shares about your ownership of these other funds and ask us to calculate your sales charge accordingly. You must also inform your broker-dealer or other financial intermediary of any other investments you own in the Managers Family of Funds.

•

You may submit a Letter of Intent to buy more shares. If you agree to invest a definite amount in Class A shares of a New Fund over the 13 months following your first purchase, we calculate the initial sales charge as if you are purchasing all the shares at one time. You could lower the sales charge still further if you include investments in other funds in the Managers Family of Funds in your Letter of Intent.

•	We may waive the initial sales charge in our discretion or for investments by certain eligible investors, including:

Omnibus accounts established in conjunction with certain tax-qualified employee benefit plans;

Accounts established by financial intermediaries that have selling agreements with the New Fund’s distributor, Managers Distributors, Inc. (the “Distributor”), or have services agreements with the Investment Manager;

Current or retired officers and trustees of The Managers Funds and other funds of the Managers Family of Funds, as well as their family members;

Current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG, the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-law, sister/brother-in- laws, daughter/son-in-laws, nieces, nephews, and domestic partners), and a trust or plan established primarily for the benefit of any of these individuals;

Certain charitable or governmental organizations, investment advisors making purchases for their own accounts or the accounts of advisory clients, bank trust departments or trust companies making purchases on behalf of trust or fiduciary accounts;

Wrap-fee accounts or asset allocation programs in which the shareholder pays an asset-based service fee

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no charge. You may exercise this reinvestment privilege only once per New Fund investment, and additional restrictions may apply.

For more information on sales charge reductions and waivers, consult your registered financial professional, the New Funds’ Web site at www.managersinvest.com, or the SAI relating to this Proxy Statement/Prospectus.

Calculating the Class A Sales Charge

If the amount of your purchase is...	Your initial sales charge as a % of the offering price is:		Your initial sales charge as a % of the net amount you invested is:		The one-time dealer allowance as a % of the share price is:
Less than $25,000	5.75		6.10		5.00
$25,000 to $49,999	5.00		5.26		4.25
$50,000 to $99,999	4.50		4.71		3.75
$100,000 to $249,999	3.50		3.63		2.75
$250,000 to $499,999	2.50		2.56		2.00
$500,000 to $999,999	1.50		1.52		1.20
$1,000,000 or more	None	*	None	*	None	*

*	If you acquire or hold $1 million or more of Class A shares of a New Fund or across the Managers Family of Funds, either as a lump sum or through the rights of accumulation or letter of intent programs, you can buy Class A shares without an initial sales charge. Unless you exchange Class A shares for Class A shares of another fund, there is a 1.00% contingent deferred sales charge (“CDSC”) on any such shares not subject to an initial sales charge that you redeem or exchange within 18 months of purchase. The Distributor may make a payment to financial intermediaries with respect to such shares not subject to an initial sales charge. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. Please see “CDSC Reductions and Waivers” for additional information regarding contingent deferred sales charges.

Class B Shares

Managers Cadence Capital Appreciation Fund

Managers Cadence Mid-Cap Fund

Class B shares have no up-front sales charges. Your entire amount invested purchases New Fund shares at the NAV. However, you do pay:

•

A surrender charge (referred to as “contingent deferred sales charge” or CDSC) on shares you sell or exchange for shares of a fund that are not subject to a sales charge. These charges start at 5.00% of the amount of the purchase or sale, whichever is less, if you redeem shares within one year of your purchase. The CDSC gradually declines each year thereafter, according to the schedule within six years of your purchase; and

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no CDSC. You may exercise this reinvestment privilege only once per New Fund investment, and additional restrictions apply.

You also pay:

•	Higher annual expenses than Class A shares on your investment for the eight years after your purchase; and

•	An annual 12b-1 distribution and shareholder service fee of 1.00%.

•	Class B share purchases may not exceed $50,000.

Class B shares convert to an equal dollar value of Class A shares at the end of the seventh year after your purchase.

We base the sales charge on the amount you purchase or sell, whichever is lower. The amount of the CDSC declines the longer you own your shares, reaching zero at the end of six years from the date of purchase:

If you sell shares during ...	you pay this % on the total amount of the sale:
The first year after purchase	5.00
The second year after purchase	4.00
The third year after purchase	3.00
The fourth year after purchase	3.00
The fifth year after purchase	2.00
The sixth year after purchase	1.00
The seventh year after purchase	0.00
The eighth year after purchase	0.00

This means that the shares will have lower ongoing annual expenses from that point forward.

Class C Shares

Managers Cadence Capital Appreciation Fund

Managers Cadence Focused Growth Fund

Managers Cadence Mid-Cap Fund

Class C shares have no up-front sales charges. Your entire amount invested purchases New Fund shares at the NAV. However, you do pay:

•

A surrender charge (referred to as “contingent deferred sales charge,” or CDSC) on shares you sell or exchange for shares of a fund that are not subject to a sales charge, within one year of your purchase; and

•

If you reinvest the amount you receive from the sale of your shares within 180 calendar days after the purchase, there is no CDSC. You may exercise this reinvestment privilege only once per New Fund investment, and additional restrictions may apply.

You also pay:

•	Higher annual expenses than Class A shares on your investment for ten years after your purchase; and

•	An annual 12b-1 distribution and shareholder service fee of 1.00%.

Class C shares convert to an equal dollar value of Class A shares at the end of the tenth year after purchase.

CDSC Reductions and Waivers for Class B and Class C shares and certain large purchases of Class A Shares of the Managers Cadence Capital Appreciation Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund

For Class B and Class C shares and certain large purchases of Class A shares, you will be charged a CDSC on shares you sell or exchange for shares of a fund that do not have a sales charge.

To minimize the CDSC you pay:

•	The New Funds assume that shares acquired through reinvested dividends and capital gains distributions (which are not subject to a CDSC) are sold first.

•	Shares that have been in your account long enough so they are not subject to a CDSC are sold next.

•	After these shares are exhausted, the New Funds sell shares in the order in which they were purchased, from oldest to newest.

•	The amount of any CDSC that you pay is based on the shares’ original purchase price or current NAV, whichever is less.

A New Fund or the Distributor may, in its discretion, waive the CDSC any time, including when the following circumstances occur:

•	Certain benefit payments and mandatory withdrawals under retirement plans;

•	Death or disability of the shareholder; and

•	Payments under a qualifying automatic redemption plan.

You do not pay a CDSC when you exchange shares of a New Fund to buy the same class of shares of any other fund in the Managers Family of Funds. If you sell the shares that you acquired by exchanging shares of the New Fund, the New Fund calculates the CDSC as if you held the shares from the date you originally purchased the shares you exchanged.

Consult your registered financial professional, the New Funds’ Web site at www.managersinvest.com, or the SAI relating to this Proxy Statement/Prospectus for more information about CDSC waivers.

Comparing Fees and Expenses for Share Classes With Sales Charges

Managers Cadence Capital Appreciation Fund

Managers Cadence Focused Growth Fund

Managers Cadence Mid-Cap Fund

	Class A Shares	Class B Shares	Class C Shares
Sales Charge	Up to 5.75% of total investment, depending on investment amount (see table above)	None	None

Surrender Charge (CDSC)	None (except with respect to certain redemptions or exchanges of shares not subject to an initial sales charge)	5.0% declining to 0.0% after the end of six years from the date of purchase	1% of purchase or sale, whichever is less, within one year of purchase

Operating Expenses	Lower than Class B & C shares	Higher than Class A shares	Higher than Class A shares

Annual Return	Higher than comparable investment in Class B & C shares	Lower than Class A shares	Lower than Class A shares

Distribution & Service (12b-1) Fees	0.25%	1.00%	1.00%

Maximum Investment in Class B and Class C Shares

Managers Cadence Capital Appreciation Fund

Managers Cadence Focused Growth Fund

Managers Cadence Mid-Cap Fund

The New Funds will refuse a purchase order for Class B shares when the total value of the purchase, plus the value of existing investments in the Managers Family of Funds, is $50,000 or more.

The New Funds will refuse a purchase order for Class C shares when the total value of the purchase, plus the value of existing investments in the Managers Family of Funds, is $1,000,000 or more. If you are considering cumulative purchases of $1,000,000 or more in the Managers Family of Funds, consult your registered investment professional to determine whether Class A shares may be more to your advantage.

Class R Shares

Managers Cadence Capital Appreciation Fund

Managers Cadence Mid-Cap Fund

Class R shares have no up-front sales charges or deferred sales charges, however, shareholders may be charged transactions fees and/or other charges as noted below. Your entire amount invested purchases New Fund shares at the Class R’s NAV per share. Shareholders may bear shareholder servicing fees up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Class R shares also pay annual 12b-1 distribution and shareholder service fees of 0.50%.

Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial intermediary (“Financial Service Firm”) has an agreement with the Distributor or the Investment Manager to utilize Class R shares in certain investment products or programs (collectively, “Specified Benefit Plans”). In addition, Class R shares also are generally available only to Specified Benefit Plans where Class R shares are held on the books of the New Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s Financial Service Firm). Class R shares are not available to retail or institutional non-Specified Benefit Plan accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a Specified Benefit Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a New Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible Specified Benefit Plans generally may open an account and purchase Class R shares by contacting any Financial Service Firm authorized to sell Class R shares of the New Funds. Eligible Specified Benefit Plans may also purchase shares directly from the Distributor. See “How to Buy or Sell New Fund Shares” below. Additional shares may be purchased through a benefit plan’s administrator or record-keeper.

Financial Service Firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Specified Benefit Plan accounts and their plan participants, including, without limitation, transfers of registration and dividend payee changes. Financial Service Firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial Service Firms may independently establish and charge Specified Benefit Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Specified Benefit Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the New Funds.

Financial Service Firms and Specified Benefit Plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing shareholder servicing and other services. A firm or Specified Benefit Plan may be paid for its services directly or indirectly by the New Funds, the Investment Manager or an affiliate. The Distributor, the Investment Adviser (serving in its capacity as administrator) and their affiliates may pay a Financial Service Firm or Specified Benefit Plan an additional amount for sub-transfer agency or other administrative services. Your Specified Benefit Plan may establish various minimum investment requirements for Class R shares of the New Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their Financial Service Firm for information about the firm. This Proxy Statement/Prospectus should be read in connection with the Specified Benefit Plan’s and/or the Financial Service Firm’s materials regarding its fees and services.

Institutional Class Shares

All New Funds

Institutional Class Shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases New Fund shares at the Institutional Class’ NAV per share. In addition, shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies, except the Institutional Class shares of the Managers Cadence Focused Growth Fund, which may bear shareholder servicing fees of up to 0.05%. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Institutional Class shares do not pay annual 12b-1 distribution and shareholder service fees.

Administrative Class Shares

All New Funds

Administrative Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases New Fund shares at the Administrative Class’ NAV per share. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Administrative Class shares do not pay annual 12b-1 distribution and shareholder service fees, except the Administrative Class shares of the Managers Cadence Focused Growth Fund, which pay annual 12b-1 distribution and shareholder service fees of 0.05%.

Class P Shares

Managers Cadence Capital Appreciation Fund

Managers Cadence Focused Growth Fund

Managers Cadence Mid-Cap Fund

Class P shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases New Fund shares at the Class P’s NAV per share. Shareholders may bear shareholder servicing fees of up to 0.10% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Class P shares do not pay annual 12b-1 distribution and shareholder service fees.

Class D Shares

Managers Cadence Capital Appreciation Fund

Managers Cadence Focused Growth Fund

Managers Cadence Mid-Cap Fund

Class D shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases New Fund shares at the Class D’s NAV per share. Shareholders may bear shareholder servicing fees of up to 0.15% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. Shareholders in Class D shares pay annual distribution and shareholder service (12b-1) fees of 0.25%. See “Distribution and Service (12b-1) Fees” below for more information on 12b-1 fees.

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the New Funds, the policies, fees, and minimum investment amounts may differ from those described in this Shareholder Guide. Each New Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and the Investment Manager and/or the Subadvisor may pay fees (out of their own funds and not as an expense of a New Fund) to these firms in return for shareholder servicing provided by these programs.

The Investment Manager and/or the Distributor may pay compensation (out of their own funds and not as an expense of a New Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of New Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a New Fund over other investment options. Any such payments will not change the NAV or the price of a New Fund’s shares.

Distribution and Service (12b-1) Fees

Managers Cadence Capital Appreciation Fund

Managers Cadence Focused Growth Fund

Managers Cadence Mid-Cap Fund

The Managers Cadence Capital Appreciation Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund have adopted a Distribution and Service Plan (12b-1 Plan) for Class A, Class B, Class C, Class D and Class R shares of the New Funds, as applicable, and for Administrative Class shares of the Managers Cadence Focused Growth Fund that allows each New Fund to pay fees for selling and distributing its shares and for providing service to shareholders. The 12b-1 fees are paid to the Distributor to cover the New Fund’s sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the New Fund’s net assets on an ongoing basis, they increase the cost of your investment the longer you hold it and will result in lower total returns and may end up costing you more than other types of sales charges.

Class A Shares

•	The selling broker-dealer may retain the portion of the front-end sales charge you pay on these shares, identified as the dealer allowance in the comparison chart above.

•	Fees paid to the Distributor may not exceed 0.25% annually of the Class A average daily NAV.

Class B Shares

•	Fees paid to the Distributor may not exceed 1.00% annually of the Class B average daily NAV.

Class C Shares

•	Fees paid to the Distributor may not exceed 1.00% annually of the Class C average daily NAV.

Class D Shares

•	Fees paid to the Distributor may not exceed 0.25% annually of the Class D average daily NAV.

Class R Shares

•	Fees paid to the Distributor may not exceed 0.50% annually of the Class R average daily NAV.

Administrative Class Shares (Managers Cadence Focused Growth Fund only)

•	Fees paid to the Distributor may not exceed 0.05% annually of the Administrative Class average daily NAV.

Transaction Policies for the New Funds

Opening an Account with the New Funds

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the New Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

Buying and Selling Shares of the New Funds

You may buy shares of the New Funds once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell New Fund shares, the price is the NAV per share, plus or minus (in the case of the Managers Cadence Capital Appreciation Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund) any applicable sales charges described above, that is calculated after we receive your order in proper form. Each New Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

Investors who purchase shares through Specified Benefit Plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time you place an order with the plan administrator and the time the order is forwarded to the Trust’s transfer agent, PNC Global Investment Servicing (U.S.) Inc., for execution.

Processing Orders

All share classes, except Class R shares

If you sell shares in the New Funds, the New Funds will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, the New Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

How to Buy or Sell New Fund Shares

All share classes, except Class R shares

	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*,†...

Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PNC Global Investment Servicing (U.S.) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

• Name of the New Fund

• Dollar amount or number of shares you wish to sell

• Your name

• Your account number

• Signatures of all account owners

Mail your letter to:

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000 for Class A, Class B, Class C, and Class D shares; and $2,500,000 for Institutional Class, Class P or Administrative Class shares)

Over the Internet	Not Available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Call us at 800.548.4539 for instructions	Instruct your bank to wire monies to: PNC Bank, N.A. Philadelphia, PA ABA#031000053 FFC to: 8614972935 Managers Attn: Control Department FBO shareholder name, account number, and New Fund name	Available if bank wire instructions are on file for your account

(Your bank may charge you a fee for this service; call us at 800.548.4539 if you have questions)

*	Please indicate which class of shares you are buying or selling when you are placing your order.
†	Redemptions of $50,000 or more for Class A, Class B, Class C and Class D shares or $2,500,000 or more for Institutional Class, Class P or Administrative Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions below $50,000 for Class A, Class B, Class C and Class D shares and below $2,500,000 for Institutional Class, Class P or Administrative Class shares.

How to Buy or Sell New Fund Shares

Class R shares

Class R shares of the New Funds are continuously offered to Specified Benefit Plans. See “Class R shares” above. Plan participants may purchase Class R shares only through their Specified Benefit Plans. In connection with purchases, Specified Benefit Plans are responsible for forwarding all necessary documentation to their Financial Service Firm or the Distributor. Specified Benefit Plans and Financial Service Firms may charge for such services.

Specified Benefit Plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified Benefit Plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the Specified Benefit Plan level.

Specified Benefit Plans which wish to invest directly by mail should send a check payable to Managers Distributors, Inc., along with a completed application form to:

Managers Distributors, Inc.

333 W. Wacker Drive

Chicago, Illinois 60606

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Managers Distributors, Inc. and should clearly indicate the relevant account number. Investors should call the Distributor at [800-835-3879] if they have any questions regarding purchases by mail.

Class R shares of the New Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a Financial Service Firm) and, generally, Specified Benefit Plans will hold Class R shares (either directly or through a Financial Service Firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, PNC Global Investment Servicing (U.S.) Inc, will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan. In the interest of economy and convenience, certificates for Class R shares will not be issued.

Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although Specified Benefit Plans and Financial Service Firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable Specified Benefit Plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their Financial Service Firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified Benefit Plans and Financial Service Firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the Specified Benefit Plan or Financial Service Firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Investment Minimums

Your cash investments in the New Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.

Share Class	Initial Investment	Additional Investments

Class A:

• Regular Accounts	$2,000	$100
• IRA Accounts	$1,000	$100

Class B:

• Regular Accounts	$2,000	$100
• IRA Accounts	$1,000	$100

Class C:

• Regular Accounts	$2,000	$100
• IRA Accounts	$1,000	$100

Institutional Class:

• Regular Accounts	$2,500,000	$1,000
• IRA Accounts	$50,000	$1,000

Class P:

• Regular Accounts	$2,500,000	$1,000
• IRA Accounts	$50,000	$1,000

Administrative Class:

• Regular Accounts	$2,500,000	$1,000
• IRA Accounts	$50,000	$1,000

Class D:

• Regular Accounts	$2,000	$100
• IRA Accounts	$1,000	$100

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-laws, sisters/brothers-in-laws, daughters/sons-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a New Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

For Class R shares of the New Funds, Specified Benefit Plans and Financial Service Firms may establish various minimum investment and account size requirements. Plan participants should contact their plan administrator for more information.

Other Purchase Information

Subject to the approval of the Trust, an investor may purchase shares of a New Fund with securities that are eligible for purchase by the New Fund (consistent with the New Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in the New Fund as an investment. Assets purchased by a New Fund in such transaction will be valued in generally the same manner as they would be valued for purposes of pricing the New Fund’s shares, if such assets were included in the New Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Signature Guarantee

If you are selling $2,500,000 or more worth of Institutional Class, Class P, or Administrative Class shares or $50,000 or more of Class A, Class B, Class C or Class D shares, you will need to provide the New Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

Unauthorized Transactions

The New Funds are not responsible for any losses due to unauthorized transactions as long as the New Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the New Funds at 800.548.4539 for instructions.

Limitations on the New Funds

Each of the New Funds may restrict or limit certain transactions, including but not limited to the following examples:

•

Redeem your account if its value falls below $500 with respect to Class A, Class B, Class C or Class D shares or falls below $500,000 with respect to Institutional Class, Class P or Administrative Class shares, due to redemptions you make, but not until after the New Funds give you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the New Funds determine that the request could adversely affect the New Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” below.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

Frequent Trading Policies

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the New Funds, commonly referred to as “market timing.” These activities may disrupt management of a New Fund’s portfolio, increase a New Fund’s expenses, and have a negative impact on a New Fund’s performance.

The Managers Cadence Emerging Companies Fund may be subject to additional risks of frequent trading activities because the securities in which the New Fund invests tend to be less liquid and their prices more volatile than securities of larger capitalization companies. As a result, the New Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of New Fund accounts on a daily basis, including large accounts maintained directly with the New Funds’ Transfer Agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the New Funds’ Transfer Agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The New Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the New Funds and their shareholders. Transactions accepted by a financial intermediary that violate the New Funds’ frequent trading policies are not considered to be acceptable by the New Funds, and the New Funds may reject them on the next business day after the financial intermediary has received them.

Although the New Funds use reasonable efforts to prevent market timing activities in the New Funds, their efforts may not always succeed. For example, although the New Funds strive to apply these policies and procedures uniformly to all accounts, the New Funds receive certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the New Funds. Although the New Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the New Funds’ ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the New Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

Investor Services

Automatic Investments

You may arrange to make automatic deductions at regular intervals from a designated bank account.

Automatic Reinvestment Plan

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the New Funds.

Automatic Redemptions

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the New Funds will complete the redemption on the next business day.

Retirement Plans

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

Exchange Privileges

To enhance your investment flexibility, we allow you to exchange your shares of a New Fund for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers’ funds described above, you also may exchange your shares of the Funds through Managers for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”). In addition, the following restrictions apply:

•

Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.

•

If you exchange Class A shares of the Managers Cadence Capital Appreciation Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund, you will not be charged an initial sales charge on the shares that you are exchanging them for.

•

Except for a CDSC that may be applicable to your exchange of Class A shares of the Managers Cadence Capital Appreciation Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund, there is no fee associated with the exchange privilege; however, your exchange may result in tax consequences.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

•

If you sell Class A shares of the Managers Cadence Capital Appreciation Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund you acquired through an exchange following a purchase of $1 million or more, we determine if a CDSC is applicable by referring to the date you originally purchased the shares that you exchanged to determine if you have held the shares for at least 18 months.

•	For Class R shares, Specified Benefit Plans or Financial Service Firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified Benefit Plans may also limit exchanges to New Funds offered as investment options in the plan, and may establish certain privileges with respect to exchanges of Class R shares. Plan participants should contact their plan administrators to exchange Class R shares and for additional information about the exchange privilege. Plan administrators should contact their Financial Service Firm for information about the firm. You may exchange Class R shares only with respect to New Funds or other eligible series that are registered in your state of residence or where an exemption from registration is available.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The New Funds may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.

Account Statements

The New Funds will send you quarterly and yearly statements with details about your account activity. The New Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

Dividends and Distributions

The New Funds normally declare and pay any income dividends and net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the New Funds will do this automatically unless you request otherwise. You may also change your election any time by giving the New Funds written notice at least 10 days before the scheduled payment date.

Changes to Your Account

The New Funds will mail correspondence and other materials to the address on file for you. Please notify the New Funds immediately of any changes to your address or to other information that might affect your account.

Certain Federal Income Tax Information

The following tax information is general and describes certain U.S. federal income tax consequences of an investment in the New Funds under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this Proxy Statement/Prospectus. A more detailed tax discussion is provided in the SAI relating to this Proxy Statement/Prospectus. The New Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under the federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in a New Fund based on your particular circumstances.

Each New Fund intends to elect to be treated and qualify each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a New Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Taxability of Dividends and Distributions

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long a New Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that a New Fund owned or is considered to have owned for more than one year and that are properly designated by the New Fund as capital gain dividends are taxable to you as long-term capital gains.

•

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

•	Distributions from the sale of investments that a New Fund owned or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains for taxable years beginning on or before December 31, 2010, provided that both you and the New Fund meet certain holding period and other requirements. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by a New Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a New Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the New Fund) from such a plan.

Taxability of Transactions

Any gain or loss that results from the sale, exchange (including an exchange of a New Fund’s shares for shares of another fund), or redemption of your shares will be treated generally as capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

Other Tax Matters

Certain of a New Fund’s investments, including certain shares of other investment funds such as REITs, could affect the amount, timing and character of distributions you receive and could cause the New Fund to recognize taxable income in excess of the cash generated by such investments (which may require the New Fund to liquidate other investments in order to make required distributions).

Tax Withholding

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the New Funds must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (the “IRS”) notifies the New Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the New Fund that you have failed to properly report certain interest and dividend income.

APPENDIX D

FINANCIAL HIGHLIGHTS

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income		Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions		Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Allianz CCM Capital Appreciation Fund
Class A
12/31/2009+	$11.91		$0.02	$2.47	$2.49		$(0.03)	$—		$(0.03)	$	— (b)	$14.37	20.90%	$150,839.00	1.10%*	1.10%*	0.28%*	49%
Class B
12/31/2009+	$10.74		$(0.03)	$2.22	$2.19	$	— (b)	$—	$	— (b)	$	— (b)	$12.93	20.39%	$15,187.00	1.85%*	1.85%*	(0.47)%*	49%
Class C
12/31/2009+	$10.77		$(0.03)	$2.23	$2.20	$	— (b)	$—	$	— (b)	$	— (b)	$12.97	20.43%	$59,351.00	1.85%*	1.85%*	(0.47)%*	49%
Class D
12/31/2009+	$11.79		$0.02	$2.45	$2.47		$(0.08)	$—		$(0.08)	$	— (b)	$14.18	20.96%	$202,158.00	1.10%*	1.10%*	0.31%*	49%
Class R
12/31/2009+	$11.90	$	— (b)	$2.47	$2.47	$	— (b)	$—	$	— (b)	$	— (b)	$14.37	20.76%	$6,641.00	1.35%*	1.35%*	0.01%*	49%
Class P
12/31/2009+	$12.33		$0.04	$2.56	$2.60		$(0.10)	$—		$(0.10)	$	— (b)	$14.83	21.09%	$7,871.00	0.82%*	0.82%*	0.57%*	49%
Institutional Class
12/31/2009+	$12.36		$0.05	$2.56	$2.61		$(0.09)	$—		$(0.09)	$	— (b)	$14.88	21.14%	$289,019.00	0.70%*	0.70%*	0.68%*	49%
Administrative Class
12/31/2009+	$11.98		$0.03	$2.48	$2.51		$(0.06)	$—		$(0.06)	$	— (b)	$14.43	21.07%	$259,789.00	0.95%*	0.95%*	0.43%*	49%

+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Distributions to Shareholders from Net Realized Gains	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Allianz CCM Capital Appreciation Fund
Institutional Class
12/31/2009+	$12.44	$(0.06)	$2.29	$2.23	$—	$—	(b)	$14.67	17.93%	$59,997	1.42	%*	1.52	%*	(0.85	)%*	64%
Administrative Class
12/31/2009+	$11.72	$(0.07)	$2.14	$2.07	$—	$—	(b)	$13.79	17.66%	$15,506	1.67	%*	1.77	%*	(1.10	)%*	64%

+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Allianz CCM Focused Growth Fund
Class A
12/31/2009+	$6.59	$0.01	$1.22	$1.23	$(0.09)	$—	$(0.09)	$—	$7.73	18.73%	$4,408	1.11	%*	0.22	%*	63%
Class C
12/31/2009+	$6.46	$(0.02)	$1.20	$1.18	$(0.02)	$—	$(0.02)	$—	$7.62	18.33%	$2,031	1.86	%*	(0.53	)%*	63%
Class D
12/31/2009+	$6.59	$0.01	$1.23	$1.24	$(0.10)	$—	$(0.10)	$—	$7.73	18.77%	$1,581	1.11	%*	0.25	%*	63%
Class P
12/31/2009+	$6.61	$0.02	$1.23	$1.25	$(0.12)	$—	$(0.12)	$—	$7.74	19.01%	$181	0.83	%*	0.55	%*	63%
Institutional Class
12/31/2009+	$6.65	$0.02	$1.24	$1.26	$(0.10)	$—	$(0.10)	$—	$7.81	18.92%	$39,630	0.72	%*	0.58	%*	63%
Administrative Class
12/31/2009+	$6.62	$0.01	$1.24	$1.25	$(0.10)	$—	$(0.10)	$—	$7.77	18.97%	$9	0.98	%*	0.37	%*	63%

+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

For a Share Outstanding for the Period Ended:	Net Asset Value Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss) (a)	Total from Investment Operations	Dividends from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Dividends and Distributions	Fund Redemption Fees (a)		Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement	Ratio of Expenses to Average Net Assets without Waiver and Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Allianz CCM Mid-Cap Fund
Class A
12/31/2009+	$15.57		$(0.02)	$3.23	$3.21	$—	$—	$—	$	— (b)	$18.78	20.62%	$192,152	1.10%*	1.10%*	(0.18)%*	58%
Class B
12/31/2009+	$13.91		$(0.07)	$2.87	$2.80	$—	$—	$—	$	— (b)	$16.71	20.13%	$18,037	1.85%*	1.85%*	(0.93)%*	58%
Class C
12/31/2009+	$13.91		$(0.07)	$2.88	$2.81	$—	$—	$—	$	— (b)	$16.72	20.20%	$44,673	1.85%*	1.85%*	(0.93)%*	58%
Class D
12/31/2009+	$15.69		$(0.02)	$3.25	$3.23	$—	$—	$—	$	— (b)	$18.92	20.59%	$15,804	1.11%*	1.11%*	(0.20)%*	58%
Class R
12/31/2009+	$15.61		$(0.04)	$3.23	$3.19	$—	$—	$—	$	— (b)	$18.80	20.43%	$25,434	1.35%*	1.35%*	(0.43)%*	58%
Class P
12/31/2009+	$16.42		$0.01	$3.41	$3.42	$—	$—	$—	$	— (b)	$19.84	20.83%	$3,554	0.82%*	0.82%*	0.11%	58%
Institutional Class
12/31/2009+	$16.44		$0.02	$3.40	$3.42	$—	$—	$—	$	— (b)	$19.86	20.80%	$339,011	0.70%*	0.70%*	0.22%*	58%
Administrative Class
12/31/2009+	$15.88	$	(—)(b)	$3.28	$3.28	$—	$—	$—	$	— (b)	$19.16	20.65%	$165,822	0.95%*	0.95%*	(0.02)%*	58%

+	Unaudited
*	Annualized
(a)	Calculated on average shares outstanding during the period.
(b)	Less than $0.01 per share.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the

PHONE or the INTERNET.

It saves Money! Telephone and Internet

voting saves postage costs.

It saves Time! Telephone and Internet

voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy

statement/prospectus and have it at

hand.

2. Call toll-free [            ] or go to

website: https://[            ]

3. Enter the [    ]-digit number located in

the shaded box from your Proxy Card.

4. Follow the recorded or on-screen

directions.

5. Do not mail your Proxy Card when

you vote by telephone or Internet.

Please detach at perforation before mailing.

PROXY	ALLIANZ FUNDS	PROXY
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD August 9, 2010

By my signature below, I appoint E. Blake Moore, Jr., Brian S. Shlissel and Richard H. Kirk, so long as they remain officers of Allianz Funds (“Allianz Funds”) in good standing, and either one of them, as my proxies and attorneys, with power of substitution, to vote, acting alone or together, all shares of the Allianz CCM Capital Appreciation Fund, the Allianz CCM Focused Growth Fund, the Allianz CCM Mid-Cap Fund and/or the Allianz CCM Emerging Companies Fund, (each a “Fund,” and collectively the “Funds”) that I am entitled to vote at the special meeting of shareholders of the Funds (the “Meeting”) to be held at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York, on August 9, 2010, at 3:00 p.m. (Eastern Time), and at any adjournments of the Meeting, in the manner directed herein. The proxies shall have all the powers that I would possess if present.

The execution of this Proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

I acknowledge receipt of the notice of special meeting of shareholders and the proxy statement/prospectus, dated [            ], 2010.

These proxies shall vote my shares according to my instructions given below with respect to each proposal. If I sign and return this Proxy, but do not provide an instruction below, I understand that the proxies will vote my shares “FOR” each proposal. Abstentions do not constitute a vote “FOR” and effectively result in a vote “AGAINST” the proposals. The proxies will vote on any other business that may properly come before the Meeting or any adjournments thereof in accordance with their best judgment. This Proxy will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and applicable federal securities laws.

VOTE VIA THE INTERNET: https://[ ]
VOTE VIA THE TELEPHONE: [ ]

Note: Please sign exactly as your name appears on this Proxy. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date Control No.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

For your convenience, you may vote by returning the Proxy in the enclosed postage paid envelope.

This Proxy is solicited by the Board of Trustees of Allianz Funds. The Board of Trustees of Allianz Funds recommends that you vote “FOR” each proposal below.

PLEASE MARK VOTES AS IN THIS EXAMPLE:  ¢

1.	To approve the reorganization of the Allianz CCM Capital Appreciation Fund into the Managers Cadence Capital Appreciation Fund in exchange for shares of the Managers Cadence Capital Appreciation Fund. (To be voted on by the shareholders of the Allianz CCM Capital Appreciation Fund only)	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To approve the reorganization of the Allianz CCM Focused Growth Fund into the Managers Cadence Focused Growth Fund in exchange for shares of the Managers Cadence Focused Growth Fund. (To be voted on by the shareholders of the Allianz CCM Focused Growth Fund only)	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To approve the reorganization of the Allianz CCM Mid-Cap Fund into the Managers Cadence Mid-Cap Fund in exchange for shares of the Managers Cadence Mid-Cap Fund. (To be voted on by the shareholders of the Allianz CCM Mid-Cap Fund only)	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To approve the reorganization of the Allianz CCM Emerging Companies Fund into the Managers Cadence Emerging Companies Fund in exchange for shares of the Managers Cadence Emerging Companies Fund. (To be voted on by the shareholders of the Allianz CCM Emerging Companies Fund only)	FOR ☐	AGAINST ☐	ABSTAIN ☐

Control No.

PART B

STATEMENT OF ADDITIONAL INFORMATION

Managers Cadence Capital Appreciation Fund

Class A

Class B

Class C

Class R

Institutional Class

Class P

Administrative Class

Class D

Managers Cadence Emerging Companies Fund

Institutional Class

Administrative Class

Managers Cadence Focused Growth Fund

Class A

Class C

Institutional Class

Class P

Administrative Class

Class D

Managers Cadence Mid-Cap Fund

Class A

Class B

Class C

Class R

Institutional Class

Class P

Administrative Class

Class D

Each a series of

The Managers Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Proxy Statement/Prospectus dated [        ], 2010, relating to the proposed reorganizations of Allianz CCM Capital Appreciation Fund, Allianz CCM Emerging Companies Fund, Allianz CCM Focused Growth Fund and Allianz CCM Mid-Cap Fund, each a series of Allianz Funds (each an “Existing Fund,” and collectively the “Existing Funds”), into, respectively, Managers Cadence Capital Appreciation Fund, Managers Cadence Emerging Companies Fund, Managers Cadence Focused Growth Fund and Managers Cadence Mid-Cap Fund, each a series of The

Managers Funds (each a “New Fund,” and collectively the “New Funds”). A copy of the Proxy Statement/Prospectus may be obtained without charge by contacting Allianz Global Investors Distributors LLC (“Allianz Distributors”) at 1345 Avenue of the Americas, New York, New York 10105, or by telephoning Allianz Distributors toll free at 1-800-426-0107 (Class A, B, C and R), 1-800-877-4626 (Class D) or 1-800-498-5413 (Institutional Administrative and Class P).

The date of this Statement of Additional Information is [            ], 2010.

STATEMENT OF ADDITIONAL INFORMATION

i

INTRODUCTION

This Statement of Additional Information (“SAI”) is intended to supplement the information provided in the Proxy Statement/Prospectus dated [            ], 2010 (the “Proxy Statement/Prospectus”) relating to the proposed reorganizations (the “Reorganizations”) of Allianz CCM Capital Appreciation Fund, Allianz CCM Emerging Companies Fund, Allianz CCM Focused Growth Fund and Allianz CCM Mid-Cap Fund, each a series of Allianz Funds (each an “Existing Fund,” and collectively the “Existing Funds”), into, respectively, Managers Cadence Capital Appreciation Fund, Managers Cadence Emerging Companies Fund, Managers Cadence Focused Growth Fund and Managers Cadence Mid-Cap Fund, each a series of The Managers Funds (each a “New Fund,” and collectively the “New Funds”). The Proxy Statement/Prospectus has been sent to the shareholders of the Existing Funds, each of which is a series of Allianz Funds (“Allianz Funds”) in connection with the solicitation of proxies to be voted at the meeting of shareholders of the Existing Funds to be held on August 9, 2010.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not included because the Existing Funds, each a series of Allianz Funds, are being combined with the New Funds, each a series of The Managers Funds, which are newly created funds that do not have any assets or liabilities.

INCORPORATION BY REFERENCE

The following documents are incorporated by reference into this SAI:

The Existing Funds’ SAI (file no. 811-06161), filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2009.

The Existing Funds’ Annual Reports (file no. 811-06161), including Management’s Discussion of Fund Performance, filed with the SEC on August 28, 2009.

The Existing Funds’ Semi-Annual Reports (file no. 811-06161), filed with the SEC on March 5, 2010.

ADDITIONAL INFORMATION ABOUT THE EXISTING FUNDS

About the Existing Funds

For additional information about the Existing Funds generally and their history, see the Existing Funds’ SAI.

Description of the Existing Funds and Their Investments and Risks

For additional information about the investment objectives, policies, risks and restrictions of the Existing Funds, see “Investment Objectives and Policies,” “Investment Restrictions” and “Disclosure of Portfolio Holdings.”

Management of the Existing Funds

For additional information regarding the management of the Existing Funds, see “Management of the Trust” and “Appendix C – Proxy Voting Policy” in the Existing Funds’ SAI.

Control Persons and Principal Holders of Securities

For additional information regarding ownership of shares of the Existing Funds, see “Management of the Trust – Securities Ownership,” “Other Information – Certain Ownership of Trust Shares” and “Appendix B – Certain Ownership of Trust Shares” in the Existing Funds’ SAI.

Investment Advisory and Other Services

For additional information about investment advisory and other services with respect to the Existing Funds, see “Management of the Trust – Investment Adviser; Portfolio Management Agreements; Portfolio Manager Compensation, Other Accounts Managed and Conflicts of Interest; Fund Administrator,” “Distribution of Trust Shares” and “Other Information – Custodian; Independent Registered Public Accounting Firm; Transfer and Shareholder Servicing Agents; Legal Counsel” in the Existing Funds’ SAI.

Brokerage Allocation and Other Practices

For additional information regarding brokerage allocation practices of the Existing Funds, see “Portfolio Transactions and Brokerage” in the Existing Funds’ SAI.

Capital Stock and Other Securities

For additional information regarding voting rights and other aspects of shares of the Existing Funds, see “Net Asset Value,” “Taxation – Fund Distributions” and “Other Information – Capitalization; Voting Rights” in the Existing Funds’ SAI.

Purchase, Redemption and Pricing of Shares

For additional information about share purchase, redemption and pricing of shares of the Existing Funds, see “Distribution of Trust Shares” in the Existing Funds’ SAI.

Taxation of the Existing Funds

For additional information regarding tax matters with respect to the Existing Funds, see “Taxation” in the Existing Funds’ SAI.

Distributor

For additional information about the distribution of shares of the Existing Funds, see “Distribution of Trust Shares” in the Existing Funds’ SAI.

Financial Statements of the Existing Funds

For additional information regarding the financial statements of the Existing Funds, see “Other Information –Financial Statements” in the Existing Funds’ SAI, and the Existing Funds’ Annual and Semi-Annual Reports.

ADDITIONAL INFORMATION ABOUT THE NEW FUNDS

GENERAL INFORMATION

This section of the SAI relates solely to the New Funds. Each New Fund is a series of shares of beneficial interest of The Managers Funds (the “Trust”), a Massachusetts business trust. The Trust and each New Fund are part of the Managers family of funds, which currently consists of 33 open-end mutual funds in the Trust, Managers Trust I, Managers Trust II, and Managers AMG Funds (the “Managers Fund Complex”). The Trust was organized on November 23, 1987. The New Funds are sometimes referred to herein collectively as the “Funds,” and each as a “Fund.”

Certain arrangements described herein, including without limitation, investment management, subadvisory, and distribution arrangements, are not currently in effect for the New Funds, but are expected to become effective upon the consummation of the Reorganizations described in the Proxy Statement/Prospectus.

This SAI describes the financial history, management and operation of the New Funds, as well as the New Funds’ investment objectives and policies. It should be read in conjunction with the Proxy Statement/Prospectus. The executive office of the Trust is located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Managers Investment Group LLC (the “Investment Manager” or “Managers”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the New Funds and is responsible for the overall administration of the New Funds. It selects and recommends, subject to the approval of the Trust’s Board of Trustees (the “Trustees”), an independent asset manager, or a team of independent asset managers, known as a “subadvisor” or “subadvisors,” to manage each New Fund’s investment portfolio. The Investment Manager also monitors the performance, security holdings and investment strategies of these subadvisor(s) and researches any potential new subadvisors for the New Funds. See “Management of the New Funds” for more information.

Investments in the New Funds are not:

•	Deposits or obligations of any bank;

•	Guaranteed or endorsed by any bank; or

•	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

INVESTMENT POLICIES

The Trust is an open-end investment management company, and each New Fund is a diversified series of the Trust.

The table below shows the types of securities and instruments that may be purchased by the New Funds to the extent such investments are permitted by applicable law. For a more complete description of the types of securities and techniques that may be utilized by the New Funds, see “Investment Techniques and Associated Risks” below. The information below does not describe every type of investment, technique or risk to which each New Fund may be exposed. Each New Fund reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed below under “Fundamental Investment Restrictions.” Also see “Quality and Diversification Requirements.”

Investment Practices	Managers Cadence Capital Appreciation Fund	Managers Cadence Emerging Companies Fund	Managers Cadence Focused Growth Fund	Managers Cadence Mid- Cap Fund
Borrowing	X	X	X	X
Commercial Paper	X	X	X	X
Equity Securities	X	X	X	X
Foreign Currency Considerations	X	X	X	X
Foreign Securities	X	X	X	X
Illiquid Securities, Private Placements and Certain Unregistered Securities	X	X	X	X
Interfund Lending	X	X	X	X
Investment Company Securities	X	X	X	X
Money Market Instruments and Cash Equivalents	X	X	X	X
Real Estate Investment Trusts	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X
Rights and Warrants	X	X	X	X
When-Issued, Delayed Delivery and Forward Commitment Transactions	X	X	X	X

Investment Techniques and Associated Risks

(1) Borrowing. Each New Fund may borrow from banks and enter into reverse repurchase agreements or forward or dollar roll transactions or through an interfund lending program with other series of trusts managed by the Investment Manager up to 331/3% of the value of the Fund’s total assets taken at market value (computed at the time the loan is made), including the amount borrowed, in order to take advantage of investment opportunities, for extraordinary or emergency purposes, or for the clearance of transactions. In addition, each Fund may borrow up to an additional 5% of its total assets for temporary purposes. Typically, a Fund may pledge up to 331/3% of its total assets to secure these borrowings. In addition, the Trust, on behalf of each Fund, has entered into a master interfund lending agreement that would allow each Fund to borrow, for temporary purposes only, from other funds in the Managers Fund Complex managed by the Investment Manager, subject to each Fund’s fundamental investment restrictions and provided such borrowings do not exceed the amount permitted by Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”). Please see “Interfund Lending” below for more information. If a Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings even though it may be disadvantageous at that time from an investment point of view. A Fund will incur costs when it borrows, including payment of interest and any fee necessary to maintain a line of credit, and may be required to maintain a minimum average balance. If a Fund is permitted to borrow money to take advantage of investment opportunities, if the income and appreciation on assets acquired with such borrowed funds exceed their borrowing cost, a Fund’s investment performance will increase, whereas if the income and appreciation on assets acquired with borrowed funds are less than their borrowing costs, investment performance will decrease. In addition, if a Fund borrows to invest in securities, any investment gains made on the securities in excess of the costs of the borrowing, and any gain or loss on hedging, will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This speculative characteristic is known as “leverage.”

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

(2) Commercial Paper. Commercial paper refers to promissory notes that represent an unsecured debt of a corporation or finance company. They have a maturity of up to nine (9) months. Eurodollar commercial paper refers to promissory notes payable in U.S. Dollars by European issuers.

The commercial paper purchased by the New Funds may be rated or unrated. At the time any of the New Funds invest in taxable commercial paper, the issuer must have an outstanding debt rated A-1 or higher by S&P or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s (or a similar rating by any nationally recognized statistical rating organization). If no such ratings are available, the investment must be of comparable quality in the opinion of the Investment Manager or a Fund’s Subadvisor(s).

(3) Equity Securities. The New Funds may invest in equity securities. These securities may include securities listed on any domestic or foreign securities exchange and securities traded in the OTC market. More information on the various types of equity investments in which the New Funds may invest appears below.

Common Stock. Common stocks are securities that represent a unit of ownership in a corporation. A Fund’s transactions in common stock represent “long” transactions where the Fund owns the securities being sold, or will own the securities being purchased. Prices of common stocks will rise and fall due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions.

The stocks of micro-, small- and mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which could have an adverse effect on a Fund’s ability to achieve its investment objective.

Depositary Receipts. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a United States bank or trust company, trade in U.S. markets and evidence ownership of securities in a foreign company which have been deposited with such bank or trust’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted.

Investing in GDRs, ADRs and EDRs presents risks not present to the same degree as investing in domestic securities even though a Fund will purchase, sell and be paid dividends on GDRs, ADRs and EDRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain of its GDRs, ADRs or EDRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. Unsponsored GDRs, ADRs and EDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs, ADRs and EDRs may be less liquid than sponsored GDRs, ADRs and EDRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs, ADRs and EDRs.

Initial Public Offerings (“IPOs”). The New Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Preferred Stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights. Prices of preferred stocks may rise and fall rapidly and unpredictably due to a variety of factors, which include changing economic, political or market conditions that affect particular industries or companies.

(4) Foreign Currency Considerations. Changes in foreign exchange rates will affect the U.S. dollar value of securities that are denominated in non-U.S. currencies. In addition, a New Fund’s income from foreign currency-denominated securities is typically denominated in foreign currency. When a Fund receives income denominated in foreign currencies, it computes the U.S. dollar value of that income earned by the Fund for purposes of determining Fund distributions at the foreign exchange rate in effect on that date. If the value of the foreign currency declines in relation to the U.S. dollar between the time that the Fund earns the income and the time that the income is converted into U.S. dollars, the Fund may be required to liquidate other assets in order to make up the shortfall.

Forward Foreign Currency Exchange Contracts. The New Funds may enter into forward currency contracts for any purpose, including to attempt to hedge currency exposure or to enhance return. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity.

A Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to “lock in” the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian securities considered to be liquid by the Fund’s subadvisor in accordance with procedures established by the Trustees, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts, in an amount equal to open positions in forwards used for non-hedging purposes.

The use of currency contracts entails certain risks. Forward currency contracts are not traded on regulated exchanges. When a Fund enters into a forward currency contract, it incurs the risk of default by the counterparty to the transaction. Currency markets may not move as predicted or a Fund may not be able to enter into an offsetting transaction when desired, resulting in losses.

(5) Foreign Securities. The New Funds may invest in foreign securities, including securities of non-U.S. issuers directly or in the form of ADRs, EDRs, GDRs, or other securities representing underlying shares of foreign issuers, described under “Depositary Receipts” above, subject to any restrictions set out in the Proxy Statement/Prospectus and this SAI.

Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, there may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers are often subject to accounting, auditing and financial reporting standards and requirements and engage in business practices different from those of domestic issuers of similar securities or obligations. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Foreign issuers also are usually not subject to the same degree of regulation as domestic issuers, and many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The value of a Fund’s portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by a Fund’s Subadvisor(s) to be fully exchangeable into U.S. dollars without legal restriction. A Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depositary bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which a Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains), (ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor’s right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, a Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country which permits direct foreign investment. Please see “Investment Policies – Investment Company Securities” below for more information on the risks of investing in other investment companies.

A Fund’s interest and dividend income from foreign issuers may be subject to non-U.S. withholding and other foreign taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies, and thus increase the cost to the Fund of investing in any country imposing such taxes. For United States federal income tax purposes, it is not expected that United States shareholders will be entitled to a credit or deduction to the extent of any foreign income taxes paid by a Fund. See “Certain Federal Income Tax Matters” below for more information.

Emerging Markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets. Any investments in securities in or otherwise exposed to emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. Such investments may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. There may be limited information available to investors which is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

(6) Illiquid Securities, Private Placements and Certain Unregistered Securities. Each New Fund may invest in privately placed, restricted, Rule 144A or other unregistered securities. Rule 144A securities are securities that are eligible for resale without registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Rule 144A under the 1933 Act. A Fund may not acquire illiquid holdings if, as a result, more than 15% of its net assets would be in illiquid investments. Subject to this limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the 1933 Act and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An investment is considered “illiquid” if it cannot be disposed of within seven (7) days in the normal course of business at approximately the same amount at which it was valued in a Fund’s portfolio. The price a Fund’s portfolio may pay for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will take into account any limitations on their liquidity.

Rule 144A securities may be determined to be liquid or illiquid in accordance with the guidelines established by the Investment Manager and approved by the Trustees. The Trustees will monitor compliance with these guidelines on a periodic basis.

Investment in these securities entails the risk to a Fund that there may not be a buyer for these securities at a price which a Fund believes represents the security’s value should the Fund wish to sell the securities. If a security a Fund holds must be registered under the 1933 Act before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. In addition, in these circumstances a considerable time may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions develop, the Fund may obtain a less favorable price than when it first decided to sell the security.

(7) Interfund Lending. To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), the New Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a Fund would lend money and borrow money for temporary purposes directly to and from another fund in the Managers Fund Complex through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Fund permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund.

If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund in the Managers Fund Complex, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility only on a secured basis. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act or the Fund’s fundamental investment restrictions.

No Fund may lend to another fund in the Managers Fund Complex through the interfund lending credit facility if the Interfund Loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund’s current net assets at the time of the Interfund Loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Interfund Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

(8) Investment Company Securities. Each New Fund may invest some portion of its assets in shares of other investment companies, including exchange traded funds (“ETFs”) and money market funds, to the extent that they may facilitate achieving the investment objective of each Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. A Fund’s purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. A subadvisor will consider such fees in determining whether to invest in other investment companies. A Fund will invest only in investment companies which do not charge a sales load; however, a Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies and ETFs.

The return on a Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund’s investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company’s assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

The provisions of the 1940 Act may impose certain limitations on a Fund’s investments in other investment companies. In particular, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate (the “Limitation”). A Fund may be able to rely on an exemption from the Limitation if (i) the investment company in which the Fund would like to invest has received an order for exemptive relief from the Limitation from the SEC that is applicable to the Fund; and (ii) the investment company and the Fund take appropriate steps to comply with any terms and conditions in such order. In addition, pursuant to rules adopted by the SEC, a Fund may invest (1) in shares issued by money market funds and (2) in shares issued by affiliated funds in excess of the Limitation.

As an exception to the above, each Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

The SEC has issued an exemptive order to iShares® Trust and iShares, Inc. (“iShares®”), which are open-end management investment companies registered under the 1940 Act. The order permits other investment companies, such as the Funds, to invest in the various series of iShares® in excess of the Limitation, subject to certain terms and conditions, including that the investment companies enter into an agreement with iShares®. iShares® are “index funds” that operate as ETFs and seek to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular market index (e.g., S&P 500 Index, Russell 2000® Index); shares of iShares® are traded on national securities exchanges, such as the NYSE and American Stock Exchange. In accordance with the exemptive order, the Funds may enter into such an agreement with iShares® in order to permit the Funds to invest in iShares® in excess of the Limitation. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor iShares® make any representations regarding the advisability of investing in the Funds. To the extent other investment companies obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other investment companies in excess of the Limitation.

(9) Money Market Instruments and Cash Equivalents. Money market instruments may include, among other things, cash equivalents and short-term U.S. Government securities. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a New Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

Cash equivalents include bank obligations, certificates of deposit, bankers acceptances, time deposits, commercial paper, short-term corporate debt securities with a remaining maturity of 397 days or less and repurchase agreements with banks or registered broker-dealers. The New Funds may invest in cash equivalents and money market instruments to the extent that such investments are consistent with the Fund’s investment objectives, policies and restrictions, as discussed in the Proxy Statement/Prospectus. A description of the various types of cash equivalents and money market instruments that may be purchased by the Funds appears below.

Bank Obligations. The New Funds may purchase obligations of domestic and foreign banks and foreign branches of domestic banks. Banks are subject to extensive governmental regulations. These regulations place limitations on the amounts and types of loans and other financial commitments which may be made by the bank and the interest rates and fees which may be charged on these loans and commitments. The profitability of the banking industry depends on the availability and costs of capital funds for the purpose of financing loans under prevailing money market conditions. General economic conditions also play a key role in the operations of the banking industry. Exposure to credit losses arising from potential financial difficulties of borrowers may affect the ability of the bank to meet its obligations under a letter of credit.

Bankers Acceptances. Bankers acceptances are short-term credit instruments used to finance the import, export, transfer or storage of goods. These instruments become “accepted” when a bank guarantees their payment upon maturity. Eurodollar bankers acceptances are bankers acceptances denominated in U.S. Dollars and are “accepted” by foreign branches of major U.S. commercial banks.

Certificates of Deposit. Certificates of deposit are issues against money deposited into a bank (including eligible foreign branches of U.S. banks) or savings and loan association (“S&L”) for a definite period of time. They earn a specified rate of return and are normally negotiable.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security from a bank or a broker-dealer that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally reflects the purchase price plus a mutually agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

Repurchase agreements are subject to certain risks that may adversely affect the Funds. If a seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement declines and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to a seller of the security, a Fund’s ability to dispose of the collateral may be delayed or limited. Generally, the period of these repurchase agreements will be short, and usually the Funds will not enter into a repurchase agreement for a period of more than seven (7) days.

Time Deposits. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated.

(10) Real Estate Investment Trusts (“REITs”). The New Funds may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as a Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

(11) Reverse Repurchase Agreements. In a reverse repurchase agreement, a New Fund sells a security and agrees to repurchase the same security at a price and on a date mutually agreed upon by the parties. The price reflects interest at a rate in effect for the term of the agreement. For the purposes of the 1940 Act, a reverse repurchase agreement is treated as a borrowing and, therefore, a form of leverage which may magnify any gains or losses for a Fund.

A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds is more than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period that is longer than the term of the reverse repurchase agreement itself. A Fund will earmark or establish and maintain a segregated account with the Custodian consisting of liquid assets in an amount that is at least equal to the amount of its obligation under the reverse repurchase agreement.

(12) Rights and Warrants. Rights are short-term obligations issued in conjunction with new stock issues. Warrants give the holder the right to buy an issuer’s securities at a stated price for a stated time. The holder of a right or warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the right or warrant. While rights normally have a short life, usually two to four weeks, warrants normally have a life that is measured in years. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a New Fund would lose its entire investment in such warrant.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(13) When-Issued, Delayed Delivery and Forward Commitment Transactions. Each New Fund may purchase or sell securities on a when-issued or delayed delivery basis. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. The value of these securities is subject to market fluctuation. For fixed-income securities, no interest accrues to a Fund until a settlement takes place. At the time a Fund makes a commitment to purchase securities on a when-issued basis, it will record the transaction, reflect the daily value of the securities when determining its net asset value, and if applicable, calculate the maturity for the purposes of determining its average maturity from the date of the transaction. At the time of settlement, a when-issued security may be valued below the amount of its purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is each Fund’s policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

In connection with these transactions, a Fund will maintain a segregated account with its Custodian containing liquid assets in an amount which is at least equal to the commitments. On the delivery dates of the transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could incur a loss or a gain due to market fluctuation. Furthermore, a Fund may be at a disadvantage if the other party to the transaction defaults. When-issued transactions may allow a Fund to hedge against changes in interest rates.

Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund holds until the settlement date, in a segregated account, cash or liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. The Funds may also enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in a loss to the Fund of an advantageous return or price. Although a Fund will generally enter into a forward commitment with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if the Investment Manager and the subadvisor deem it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

ADDITIONAL INVESTMENT POLICIES

Quality and Diversification Requirements

Each of the New Funds intends to meet the requirements to be a diversified company under the 1940 Act as currently in effect. Because a non-diversified fund can invest a greater percentage of its assets in a small number of issuers or a single issuer, investments not subject to the diversification requirements could involve an increased risk to an investor should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Trust with respect to the New Funds. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the New Funds. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

Each New Fund may not:

(1) Issue senior securities.

(2) Borrow money, except (i) in amounts not to exceed 33 1/3% of the value of a New Fund’s total assets (including the amount borrowed) taken at market value from banks, through reverse repurchase agreements or forward or dollar roll transactions or through an interfund lending program with other series of trusts managed by the Investment Manager, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each New Fund may purchase securities on margin to the extent permitted by applicable law.

(3) Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a New Fund may be deemed to be an underwriter under the 1933 Act.

(4) Purchase or sell real estate, except that each New Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

(5) Purchase or sell commodities or commodity contracts, except each New Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies.

(6) Make loans, except that each New Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of trusts managed by the Investment Manager provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(7) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of a New Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(8) Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

Any restriction on investments or use of assets, including, but not limited to, percentage and rating restrictions, set forth in this SAI or the New Funds’ Proxy Statement/Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, percentage held, rating or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the New Funds.

For purposes of investment restriction (1) above, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with each New Fund’s investment policies.

For purposes of investment restriction (2) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with each New Fund’s investment policies.

Unless otherwise provided, for purposes of investment restriction (8) above, the term “industry” shall be defined by reference to the Global Industry Classification Standard put forth by Standard & Poor’s (“S&P”) and Morgan Stanley Capital International.

Portfolio Turnover

Generally, each New Fund purchases securities for investment purposes and not for short-term trading profits. However, each New Fund may sell securities without regard to the length of time that the security is held in the portfolio if such sale is consistent with the New Fund’s investment objective. A higher degree of portfolio activity may increase brokerage costs to a New Fund.

The portfolio turnover rates for the Existing Funds for the fiscal years ended June 30, 2008 and June 30, 2009 are as follows:

Allianz CCM Capital Appreciation Fund

Fiscal Year Ending	Portfolio Turnover Rate
June 30, 2008	134%
June 30, 2009	154%

Allianz CCM Emerging Companies Fund

Fiscal Year Ending	Portfolio Turnover Rate
June 30, 2008	140%
June 30, 2009	142%

Allianz CCM Focused Growth Fund

Fiscal Year Ending	Portfolio Turnover Rate
June 30, 2008	143%
June 30, 2009	156%

Allianz CCM Mid-Cap Fund

Fiscal Year Ending	Portfolio Turnover Rate
June 30, 2008	149%
June 30, 2009	148%

Disclosure of Portfolio Holdings

The Trust has adopted policies and procedures reasonably designed to prevent selective disclosure of each New Fund’s portfolio holdings to third parties, other than disclosures that are consistent with the best interests of New Fund shareholders. The New Funds will disclose their portfolio holdings on a monthly basis on the 10th business day of each month by posting this information on the New Funds’ website. The Chief Compliance Officer of the New Funds may designate an earlier or later date for public disclosure of each New Fund’s portfolio holdings. Other disclosures of portfolio holdings information will only be made following a determination by the Chief Compliance Officer of the New Funds that the disclosures are in the best interests of New Fund shareholders and are for a legitimate business purpose (such as to service providers or broker-dealers in connection with the performance of services for the New Funds), and that the recipient is subject to a duty of confidentiality and may not trade in securities on the basis of non-public information that may be included in these disclosures. The Chief Compliance Officer of the New Funds will monitor the use of the information disclosed by approved recipients and report to the Board of Trustees at least annually regarding these disclosures, and will identify and address any potential conflicts between the Investment Manager’s interests and those of New Fund shareholders in connection with these disclosures.

Other than as follows, the Trust does not have any arrangements with any person to make available information about each New Fund’s portfolio securities, and the Trust’s policies and procedures prohibit any person or entity from receiving compensation or consideration of any kind in this regard.

The New Funds may regularly provide non-public portfolio holdings information, including current portfolio holdings information, to the following third parties in the normal course of their performance of services to the New Funds: the Subadvisors; the independent registered public accounting firm (PricewaterhouseCoopers LLP); the Custodian (The Bank of New York Mellon); financial printers (R.R. Donnelley, Morton Graphics, Merrill Corp.); counsel to the New Funds (Ropes & Gray LLP) or counsel to the independent trustees of the New Funds (Sullivan & Worcester LLP); regulatory authorities; and securities exchanges and other listing organizations. Disclosures of current portfolio holdings information will be made on a daily basis with respect to the Subadvisors and the Custodian. Disclosures of portfolio holdings information will be made to the New Funds’ independent registered public accounting firm and financial printers on a semi-annual basis in connection with the preparation of public filings, and from time to time in the course of New Fund operations. Disclosures of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the New Funds or counsel to the independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with New Fund operations. In addition, the New Funds provide portfolio holdings information to the following data providers, fund ranking/rating services, independent consultants and fair valuation services: Lipper, Morningstar, FT Interactive, FactSet, Wilshire Associates, RiskMetrics and Abel Noser. The New Funds may disclose non-public current portfolio holdings information to FT Interactive on a daily basis for valuation purposes, to FactSet on a daily basis for portfolio holdings analysis, to Wilshire Associates on the 7th business day of every month for consulting services, portfolio holdings and performance analysis, to RiskMetrics on a daily basis for voting of proxies and to Abel Noser on a quarterly basis for trade analytics. The New Funds also provide current portfolio holdings information to Lipper and Morningstar on or after the 10th business day of every month, but only after such information has already been disclosed to the general public.

The entities to which the New Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the New Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Trust’s policies and procedures regarding selective disclosure of the New Funds’ portfolio holdings will protect the New Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the New Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the New Funds’ activities, review contractual arrangements with companies that provide services to the New Funds, and review the New Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees

The Trustees in the following table are not “interested persons” of the Trust within the meaning of the 1940 Act (“Independent Trustees”). William E. Chapman serves as the Independent Chairman of the Board of Trustees.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Jack W. Aber DOB: 9/9/37	Trustee since 1999	Professor of Finance, Boston University School of Management (1972-Present)	33	Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios)	Significant board experience; currently professor of finance; audit committee financial expert.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
William E. Chapman, II DOB: 9/23/41	Trustee since 1999; Independent Chairman	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Trustee of Bowdoin College (2002-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (resigned Nov. 2009)	33	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios)	Significant board experience; significant executive experience with several financial services firms; continuing service as Independent Chairman of the Board of Trustees.

Edward J. Kaier DOB: 9/23/45	Trustee since 1999	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007)	33	Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios)	Significant board experience; practicing attorney; continuing service as Chairman of the Trust’s Audit Committee.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Steven J. Paggioli DOB: 4/3/50	Trustee since 1993	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001)	40	Trustee, Professionally Managed Portfolios (40 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel; Trustee of Aston Funds (24 portfolios)	Significant board experience; significant executive experience with several financial services firms; former service with financial service regulator; audit committee financial expert.

Eric Rakowski DOB: 6/5/58	Trustee since 1999	Professor, University of California at Berkeley School of Law (1990-Present)	33	Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (24 portfolios)	Significant board experience; former practicing attorney; currently professor of law.

Thomas R. Schneeweis DOB: 5/10/47	Trustee since 1987	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); Partner, TRS Associates (1982-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, S Capital Management, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present)	33	Trustee of Aston Funds (24 portfolios)	Significant board experience; currently professor of finance; significant executive experience with several investment partnerships.

*	The Fund complex currently consists of the 33 funds in The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II and does not include the New Funds.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Mr. Streur is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with the Investment Manager and Managers Distributors, Inc. Mr. Dalton is an interested person of the Trust within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, AMG and his position with Managers Distributors, Inc. Mr. Streur serves as President of the Trust and New Funds.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
John H. Streur DOB: 2/6/60	Trustee since 2008 President since 2008	Senior Managing Partner, Managers Investment Group LLC (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004)	33	None	Significant board experience; significant executive experience with several financial services firms; former chief executive officer of asset management firm; continuing service as President of the Trust.

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER*	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP

Nathaniel Dalton DOB: 9/29/66	Trustee since 2008	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc. (2006-Present); Executive Vice President, Affiliated Managers Group, Inc. (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001)	33	None	Significant board experience; significant executive experience with several financial services firms; former practicing attorney in private law firm and former general counsel of an asset management firm.

*	The Fund complex currently consists of the 33 funds in The Managers Funds, Managers AMG Funds, Managers Trust I and Managers Trust II and does not include the New Funds.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with Managers, and also may benefit from information provided by the Trust’s and Managers’ legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its Committees have the ability to engage other experts, including the New Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

Officers

NAME AND DATE OF BIRTH	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
Christine C. Carsman DOB: 4/2/52	Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004)

Donald S. Rumery DOB: 5/29/58	Chief Financial Officer since 2007; Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Chief Financial Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Director, Finance and Planning, The Managers Funds LLC (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004)

Keitha L. Kinne DOB: 5/16/58	Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004)

David Kurzweil DOB: 6/22/74	Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008)

Trustee Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the New Funds Beneficially Owned as of December 31, 2009	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies* Beneficially Owned as of December 31, 2009

Independent Trustees: Jack W. Aber William E. Chapman, II Edward J. Kaier Steven J. Paggioli Eric Rakowski Thomas R. Schneeweis	None None None None None None	Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000 Over $100,000

Interested Trustees: John H. Streur Nathaniel Dalton	None None	Over $100,000 Over $100,000

*	The Family of Investment Companies consists of the funds of The Managers Funds, Managers AMG Funds, Managers Trust I, and Managers Trust II.

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board of Trustees of the Managers Funds (the “Board”) and the Board’s oversight of the New Funds’ risk management process. The Board consists of eight Trustees, six of whom are not “interested persons” (as defined in the 1940 Act) of the New Funds (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Board of Trustees. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below) comprised exclusively of Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Trust is oversight, including oversight of the New Funds’ risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the New Funds and the New Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the New Funds’ Chief Compliance Officer, at which no members of management are present. In executive session, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their separate, independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the New Funds.

The Managers Funds have retained Managers as the New Funds’ investment adviser and administrator. Managers provides the New Funds with investment advisory services, and is responsible for day-to-day management and administration of the New Funds, and management of the risks that arise from the New Funds’ investments and operations. Employees of Managers serve as several of the New Funds’ officers, including the New Funds’ President. The Board provides oversight of the services provided by Managers and the New Funds’ officers, including their risk management activities. On an annual basis, the New Fund’s Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review and assessment that is provided to the Board for review and discussion. The risk assessment includes a broad-based review of the risks inherent to the New Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In addition, each Committee of the Board provides oversight of Managers’ risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the New Funds’ activities, including regarding each New Fund’s investment portfolio, the compliance of the New Funds with applicable laws, and the New Funds’ financial accounting and reporting. The Board and the relevant Committees meet periodically with the New Funds’ Chief Legal Officer to receive reports on Managers’ risk management activities. The Board also meets periodically with the New Funds’ Chief Compliance Officer to receive reports regarding the compliance of the New Funds with federal and state securities laws and the New Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the New Funds’ subadvisers and Managers’ investment research team to receive reports regarding the management of the New Funds, including their investment risks. The Board also meets periodically with the New Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of Managers to hear generally about Managers’ business operations.

Board Committees

As described below, the Board of Trustees has two standing Committees, each of which is chaired by an Independent Trustee. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

Audit Committee

The Board of Trustees has an Audit Committee consisting of all of the Independent Trustees. Edward J. Kaier serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trust’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the New Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trust’s independent registered public accounting firm, (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trust, including the audit of the New Funds, and pre-approve the audit services provided by the independent registered public accounting firm, (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trust or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon its status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Trust, its financial statements or the amount of any dividend or distribution right, among other matters. The Audit Committee met two times during the fiscal year ended June 30, 2009.

Governance Committee

The Board of Trustees has a Governance Committee consisting of all of the Independent Trustees. William E. Chapman serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board of Trustees, including responsibility to make recommendations with respect to the following matters: (i) the nomination and selection of all individuals to be appointed or elected as Independent Trustees; (ii) the selection of an Independent Trustee to serve as the chairperson of the Trust; (iii) the compensation to be paid to Independent Trustees; (iv) the manner in which the Board of Trustees or the Independent Trustees will conduct self-evaluations; (v) the approval of advisory, subadvisory, distribution and other agreements with affiliated service providers; (vi) the approval of Rule 12b-1 plans, shareholder servicing plans and related agreements; and (vii) other matters that are appropriate for consideration by the Independent Trustees (and not otherwise the responsibility of the Audit Committee). It is the policy of the Governance Committee to consider nominees recommended by shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of shareholder proposals in any applicable proxy statement of the New Fund) and should address their recommendations to the attention of the Governance Committee, c/o the Secretary of the New Fund, 800 Connecticut Avenue, Norwalk, Connecticut 06854. The Governance Committee met five times during the fiscal year ended June 30, 2009.

Trustees’ Compensation

For their services as Trustees of the Trust and other mutual funds within the Managers Fund Complex for the fiscal year ended June 30, 2009, the Trustees were compensated as follows:

Compensation Table:

Name of Trustee	Aggregate Compensation from the New Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)

Independent Trustees:

Jack W. Aber	$15,300	$92,500
William E. Chapman II (c)	$18,000	$107,500
Edward K. Kaier (d)	$16,200	$97,500
Steven J. Paggioli	$15,300	$92,500
Eric Rakowski	$15,300	$92,500
Thomas R. Schneeweis	$15,300	$92,000

Interested Trustees:

John H. Streur	None	None
Nathaniel Dalton	None	None

(a)	Each New Fund is expected to commence operations on or about September 1, 2010 and its current fiscal year ends on June 30, 2010. Because the New Funds are new, compensation is estimated for the fiscal year ending June 30, 2010. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)	Total compensation includes compensation paid during the 12-month period ended June 30, 2009 for services as a Trustee of the Managers Fund Complex, which, as of June 30, 2009, consisted of 34 funds in the Trust, Managers AMG Funds, Managers Trust I and Managers Trust II.
(c)	Mr. Chapman receives an additional $15,000 annually for serving as the Independent Chairman, which is reflected in the chart above.
(d)	Mr. Kaier receives an additional $5,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons

No person or entity “controlled” (within the meaning of the 1940 Act) the New Funds, as the New Funds have not commenced operations. A person or entity that “controls” a New Fund could have effective voting control over the New Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a New Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Principal Holders of Securities

No persons or entities owned beneficially or of record 5% or more of the outstanding shares of each class of the New Funds, as the New Funds have not commenced operations.

Management Ownership

All management personnel (i.e., Trustees and Officers) as a group owned beneficially less than 1% of the outstanding shares of each class of the New Funds, as the New Funds have not commenced operations.

MANAGEMENT OF THE NEW FUNDS

Investment Manager

The Trustees provide broad supervision over the operations and affairs of the Trust and the New Funds. The Investment Manager serves as investment manager to the New Funds pursuant to a Fund Management Agreement (the “Management Agreement”). The Investment Manager also serves as administrator of each New Fund and carries out the daily administration of the Trust and each New Fund. The Investment Manager’s principal address is 333 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606. The Investment Manager is an independently managed subsidiary of AMG, and a subsidiary of AMG serves as the Managing Member of the Investment Manager. AMG is located at 600 Hale Street, Prides Crossing, Massachusetts 01965. Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager, serves as the distributor of the New Funds. MDI’s principal address is 333 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606.

Subadvisor

The assets of each New Fund are managed by a subadvisor hired by the Investment Manager, subject to the review and approval of the Trustees. The Investment Manager has entered into an advisory agreement with Cadence Capital Management LLC (the “Subadvisor” or “Cadence”) known as a “Subadvisory Agreement.” Cadence is the successor investment advisor to Cadence Capital Management Corporation, which commenced operations in 1988. Cadence is majority owned by its employees, while a group of co-investors led by Rosemont Partners holds a minority interest. Prior to September 2005, Cadence was affiliated with Allianz Global Investors Fund Management LLC (“Allianz”). Cadence is located at 265 Franklin Street, 11th Floor, Boston, Massachusetts 02110. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of December 31, 2009, of approximately $5.8 billion. The SEC has given the Trust an exemptive order permitting the Investment Manager, on behalf of the New Funds, to hire new unaffiliated subadvisors for the New Funds without prior shareholder approval, but subject to shareholder notification within 90 days of the hiring of such a subadvisor. The Investment Manager and its corporate predecessors have over 20 years of experience in evaluating subadvisors for individuals and institutional investors.

The Investment Manager recommends subadvisors for the New Funds to the Trustees based upon continuing quantitative and qualitative evaluation of the subadvisor’s skills in managing assets subject to specific investment styles and strategies. Unlike many other mutual funds, the New Funds benefit from independent asset manager specialists carefully selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in hiring or terminating a subadvisor, and the Investment Manager does not expect to make frequent changes of subadvisors.

For each New Fund, the Investment Manager allocates the New Fund’s assets to the Subadvisor. The Subadvisor has discretion, subject to oversight by the Trustees and the Investment Manager, to purchase and sell portfolio assets, consistent with each New Fund’s investment objectives, policies and restrictions. Generally, the services that the Subadvisor provides to a New Fund are limited to asset management and related record-keeping services.

The Subadvisor or its affiliated broker-dealer may execute portfolio transactions for a New Fund and receive brokerage commissions, or markups/markdowns, in connection with the transaction as permitted by Sections 17(a) and 17(e) of the 1940 Act, and the rules thereunder, and the terms of any exemptive order issued by the SEC. The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a New Fund may purchase securities that are offered in underwritings in which an affiliate of the New Fund’s Subadvisor participates. For underwritings where a Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the New Fund could purchase in the underwritings.

The Subadvisor may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts which are unrelated in any manner to the New Funds or the Investment Manager and its affiliates.

Management and Subadvisory Agreements

The Investment Manager serves as investment manager to the New Funds under the Management Agreement dated April 1, 1999. The Management Agreement permits the Investment Manager to engage, from time to time, one or more subadvisors to assist in the performance of its services. Pursuant to the Management Agreement, the Investment Manager has entered into a Subadvisory Agreement with the Subadvisor.

The Management Agreement and the Subadvisory Agreement provide for an initial term of two years and thereafter shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable New Fund, and (ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), (in the case of the Management Agreement) by the Investment Manager on 60 days’ written notice to the Trust and (in the case of the Subadvisory Agreement) by the Subadvisor on 30 days’ written notice to the Investment Manager and to the applicable New Fund. In general, the Investment Manager may terminate the Subadvisory Agreement, without penalty, upon notice to the Trust and the Subadvisor. The Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined in the 1940 Act and the regulations thereunder.

The Management Agreement provides that the Investment Manager is specifically responsible for:

•	supervising the general management and investment of the assets and securities portfolio of each New Fund;

•	providing overall investment programs and strategies for each New Fund;

•	selecting and evaluating the performance of subadvisors for each New Fund and allocating the applicable New Fund’s assets among these subadvisors;

•	providing financial, accounting and statistical information required for registration statements and reports with the SEC; and

•

providing the Trust with the office space, facilities and personnel necessary to manage and administer the operations and business of the Trust, including compliance with state and federal securities and tax laws, shareholder communications and recordkeeping.

Under the Subadvisory Agreement, the Subadvisor manages all of a New Fund’s portfolio, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the New Fund in accordance with the New Fund’s investment objectives, policies, and investment restrictions. The Subadvisor provides these services subject to the general supervision of the Investment Manager and the Trustees. The provision of investment advisory services by the Subadvisor to the New Funds will not be exclusive under the terms of the Subadvisory Agreement, and the Subadvisor will be free to and expect to render investment advisory services to others.

The New Funds pay all expenses not borne by the Investment Manager or the Subadvisor including, but not limited to, the charges and expenses of the New Funds’ Custodian and Transfer Agent, independent auditors and legal counsel for the New Funds and the Trust’s independent Trustees, 12b-1 fees, if any, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of the New Funds’ shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Investment Manager, the Subadvisor or their affiliates, other than affiliated registered investment companies. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates.

The Subadvisory Agreement requires the Subadvisor to provide fair and equitable treatment to the New Funds in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate the Subadvisor to acquire for the New Funds a position in any investment which any of the Subadvisor’s other clients may acquire. The New Funds shall have no first refusal, co-investment or other rights in respect of any such investment, either for the New Funds or otherwise.

Although the Subadvisor makes investment decisions for the New Funds independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the New Funds and other clients of the Subadvisor are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and the amount is allocated between the New Funds and the other client(s) pursuant to a formula considered equitable by the Subadvisor. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by a New Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the New Funds.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties, the Investment Manager is not subject to liability to a New Fund or any New Fund shareholder for any act or omission in the course of, or connected with, services rendered under the agreement or for any losses that may be sustained in the purchase, holding, or sale of any security, provided that these provisions shall not protect the Investment Manager from liability in violation of the 1940 Act. The Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Investment Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Trust has obtained from the SEC an exemptive order which permits the Investment Manager, subject to certain conditions and oversight by the Board of Trustees, to enter into subadvisory agreements with unaffiliated subadvisors approved by the Trustees but without the requirement of shareholder approval. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions (including a 90 day notification requirement discussed below) and oversight by the New Funds’ Board of Trustees but without shareholder approval, to hire new unaffiliated subadvisors for the New Funds, change the terms of a subadvisory agreement for an unaffiliated subadvisor, or continue the employment of an unaffiliated subadvisor after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement provided that the Investment Manager provides notification to shareholders within 90 days of the hiring of an unaffiliated subadvisor. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of a New Fund will continue to have the right to terminate such subadvisory agreements for the New Fund at any time by a vote of a majority of the outstanding voting securities of the New Fund. Affiliated subadvisors selected by the Investment Manager are subject to shareholder approval.

Compensation of Investment Manager and Subadvisor

As compensation for the investment management services rendered and related expenses under the Management Agreement, each New Fund has agreed to pay the Investment Manager an investment management fee, included in the table below, which is computed daily as a percentage of the value of the net assets of each New Fund and may be paid monthly.

Fund	Investment Management Fee

Managers Cadence Capital Appreciation Fund	0.45%

Managers Cadence Emerging Companies Fund[1]	1.25%

Managers Cadence Focused Growth Fund	0.45%

Managers Cadence Mid-Cap Fund	0.45%

[1]

Managers has voluntarily agreed to waive of a portion of its advisory fees paid by each Fund class in the amount of 0.10% of the Fund’s average daily net assets attributable to the particular share class.

As compensation for the investment management services rendered and related expenses under the Subadvisory Agreement, the Investment Manager has agreed to pay the Subadvisor a portion of the investment management fee (net of any mutually agreed upon fee waivers and reimbursements) for managing the portfolio, which is computed daily and paid quarterly based on the average daily net assets that the Subadvisor manages. The fee paid to the Subadvisor is paid out of the fee the Investment Manager receives from a New Fund and does not increase the expenses of a New Fund.

Expense Limitations

From time to time, the Investment Manager may agree to limit a New Fund’s expenses by agreeing to waive all or a portion of the investment management fee and other fees it would otherwise be entitled to receive from a New Fund and/or reimburse certain New Fund expenses above a specified maximum amount (i.e., an “expense limitation”). The Investment Manager may waive all or a portion of its fees and/or reimburse New Fund expenses for a number of reasons, such as passing on to the New Fund and its shareholders the benefit of reduced portfolio management fees resulting from a waiver by the Subadvisor of all or a portion of the fees it would otherwise be entitled to receive from the Investment Manager with respect to a New Fund, or attempting to make a New Fund’s performance more competitive as compared to similar funds. The effect of any expense limitations in effect at the date of this SAI is reflected under the heading “Comparison of Fees and Expenses” located in the Proxy Statement/Prospectus. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to a New Fund’s contractual expense limitation, the Investment Manager may recover from the New Fund fees waived and expenses paid to the extent that such repayment would not cause the New Fund’s Net Annual Fund Operating Expenses to exceed its contractual expense limitation amount. In addition, the Investment Manager may voluntarily agree to waive or reimburse a portion of its management fee from time to time as described in the Proxy Statement/Prospectus. Any voluntary expense limitations by the Investment Manager or by the Subadvisor may be terminated or reduced in amount at any time and solely in the discretion of the Investment Manager or the Subadvisor. In general, contractual expense limitations are only terminated at the end of a term, and shareholders will generally be notified of any change on or about the time that it becomes effective.

The Investment Manager also serves as the administrator to the New Funds and receives compensation from the Trust pursuant to an Administration and Shareholder Servicing Agreement (“Administration Agreement”) between the Trust and the Investment Manager. For more information about the Administration Agreement, see “Administrative Services and Distribution Arrangements” below.

Portfolio Managers of the New Funds (information as of March 31, 2010)

William B. Bannick, Robert L. Fitzpatrick and Michael J. Skillman serve as the portfolio managers jointly and primarily responsible for the day-to-day management of each New Fund.

Other Accounts Managed by the Portfolio Manager(s)

Portfolio Manager: William B. Bannick

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	5	$1,931.40	None	$0
Other Pooled Investment Vehicles	1	$30.30	None	$0
Other Accounts	149	$3,988.90	1	$16.70

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Robert L. Fitzpatrick

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	5	$1,931.40	None	$0
Other Pooled Investment Vehicles	1	$30.30	None	$0
Other Accounts	153	$3,991.50	1	$16.70

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Michael J. Skillman

Type of Account	Number Of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	5	$1,931.40	None	$0
Other Pooled Investment Vehicles	1	$30.30	None	$0
Other Accounts	146	$3,988.70	1	$16.70

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Potential Material Conflicts of Interest

Cadence’s Portfolio Managers perform investment management services for various mutual funds and other accounts besides the New Funds. Some of these clients’ portfolios are managed using the same investment strategies and objectives which the Portfolio Managers use to manage the New Funds, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a group (each, a “Strategy”) such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Strategy. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Strategy may be selling a security, while another Strategy may be purchasing or holding the same security. As a result, transactions executed for the Strategy that is selling the security may adversely affect the value of any Strategy which is purchasing or holding the same security.

Other conflicts of interest may arise from the management of multiple accounts and the New Funds. For example, Cadence may receive more compensation with respect to certain Strategies than that received with respect to other Strategies or the New Funds or may receive compensation based in part on the performance of accounts in a certain Strategy. In such cases, the Portfolio Managers may be viewed as having an incentive to enhance the performance of such Strategy, to the possible detriment of other Strategies for which Cadence may not receive greater compensation or performance-based fees. In addition, the Portfolio Managers must allocate time and effort to multiple accounts and the New Funds.

Each Portfolio Manager’s management of personal accounts also may present certain conflicts of interest. The Portfolio Managers may have personal investments in the New Funds managed by such Portfolio Managers. In addition, the New Funds managed by the Portfolio Managers may be investment options in Cadence’s employee benefit plans. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.

Portfolio Manager Compensation

Cadence compensates each portfolio manager for such portfolio manager’s management of the New Funds. Each portfolio manager’s compensation consists of a fixed annual base salary, 401(k) plan and a share of the firm’s profits, payment of which may in some cases be deferred, at the portfolio manager’s election, pursuant to a deferred compensation plan in which each portfolio manager may participate.

Portfolio Manager Ownership of New Fund Shares

The portfolio managers do not own any shares of the New Funds, as the New Funds have not commenced operations.

Proxy Voting Policies and Procedures

Proxies for a New Fund portfolio security are voted in accordance with Cadence’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI, except that for a proxy with respect to shares of (i) an unaffiliated money market fund used as a cash management vehicle (a “Cash Sweep Fund”), the Investment Manager typically votes the proxy as recommended by the Cash Sweep Fund’s directors; and (ii) an ETF held by a New Fund, in connection with an SEC exemptive order on which the New Fund relies with respect to the ETF, the Investment Manager may vote the proxy in the same proportion as the vote of all other holders of shares of the ETF.

Because the New Funds are new, there is no information available for how the New Funds voted proxies relating to their portfolio securities during the past twelve months. Information regarding how Allianz Funds voted proxies relating to portfolio securities of the Existing Funds, the predecessors of the New Funds, during the most recent twelve month period ended June 30 is available: (i) without charge, by calling 1-800-426-0107 (retail classes) or 1-800-498-5413 (Institutional and Administrative Classes); and (ii) on the SEC’s Website at http://www.sec.gov.

Codes of Ethics

The Trust, the Investment Manager, MDI and the Subadvisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics, which generally permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a New Fund, contain procedures that are designed to avoid the conflicts of interest that may be presented by personal securities investing.

Administrative Services and Distribution Arrangements

The Investment Manager serves as the administrator to the New Funds pursuant to the Administration Agreement. Under the Administration Agreement, the Investment Manager supervises the overall administration of and certain shareholder services for each New Fund. The administrative and shareholder services to be provided include, but are not limited to, processing and/or coordinating New Fund share purchases and redemption, responding to inquiries from shareholders, providing omnibus level support for financial intermediaries who perform sub-accounting for shares held of record by financial intermediaries for the benefit of other beneficial owners and other general and administrative responsibilities for each New Fund. For providing these services, the Investment Manager receives a fee from each New Fund equal to 0.25% per annum of its average daily net assets. The Administration Agreement generally may be terminated by the Investment Manager upon at least 120 days’ prior written notice to the Trust, and by the Trust upon at least 30 days’ prior written notice to the Investment Manager. Because the New Funds have not yet commenced operations, there have been no payments by the New Funds to the Investment Manager pursuant to the Administration Agreement.

Under a Distribution Agreement (the “Distribution Agreement”) between the Trust and MDI, MDI serves as distributor in connection with the continuous offering of New Fund shares. MDI bears certain expenses associated with the distribution and sale of shares of the New Funds. MDI acts as agent in arranging for the sale of each New Fund’s shares. MDI is not obligated to sell any specific amount of shares of any New Fund. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority Inc. (“FINRA”).

Subject to the compensation arrangement discussed below, MDI will use all or a portion of the amounts received under the Plan of Distribution to finance its distribution or servicing activities, including making payments to financial intermediaries that offer Class A, Class B, Class C, Class D and Class R shares of the New Funds, as applicable, and Administrative Class shares of the Managers Cadence Focused Growth Fund to their clients through proprietary mutual fund “supermarkets” and similar platforms. Institutional Class and Class P shares of the New Funds, as applicable, and Administrative Class shares of the Managers Cadence Capital Appreciation Fund, the Managers Cadence Emerging Companies Fund and the Managers Cadence Mid-Cap Fund are sold without a sales load and are not subject to the expenses of any Rule 12b-1 Plan of Distribution.

The Distribution Agreement between the Trust and MDI may be terminated by either party under certain specified circumstances, and will automatically terminate on assignment in the same manner as the Management Agreement. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a New Fund and (ii) by a majority of the Trustees of the Trust who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance.

For sales of shares of the New Funds, MDI may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of one or more of the New Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. MDI or its affiliates out of their own assets will make all of the above payments. These programs will not change the price an investor will pay for shares or the amount that a New Fund will receive from such sales.

MDI’s principal address is 333 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606.

Distribution Plan. The Trust has adopted a “Plan of Distribution Pursuant to Rule 12b-1” (the “Distribution Plan”) with respect to the Class A, Class C and Class D shares of each of the Managers Cadence Capital Appreciation Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund, Class B and Class R shares of each of the Managers Cadence Capital Appreciation Fund and the Managers Cadence Mid-Cap Fund, and Administrative Class shares of the Managers Cadence Focused Growth Fund. Under the Distribution Plan, the Trust may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of such share classes, including, but not limited to, (1) making payments to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to compensate or reimburse other persons for engaging in such activities and (2) paying expenses or providing reimbursement of expenditures incurred by the Distributor or other persons in connection with the offer or sale of shares, including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of sales literature and reports for recipients other than existing shareholders of the Trust, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Trust may, from time to time, deem advisable. The Trust and the Managers Cadence Capital Appreciation Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund are authorized to engage in the activities listed above, and in other activities primarily intended to result in the sale of Class A, Class B, Class C, Class D and Class R shares of the Funds, as applicable, and Administrative Class shares of the Managers Cadence Focused Growth Fund, either directly or through other persons with which the Trust has entered into agreements pursuant to the Distribution Plan. The Board of Trustees has authorized payments to the Distributor equal on an annual basis to the following rates (calculated as a percentage of each New Fund’s average daily net assets attributable to the particular class of shares):

Share Class	Distribution Fee
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class D	0.25%
Class R	0.50%
Administrative Class (Managers Cadence Focused Growth Fund only)	0.05%

A New Fund’s payments under the Distribution Plan are treated as expenses of Class A, Class B, Class C, Class D and Class R shares of the New Fund, as applicable, and Administrative Class shares of the Managers Cadence Focused Growth Fund, and no portion of these payments is allocated to Institutional Class or Class P shares of the New Funds, as applicable, or Administrative Class shares of the Managers Cadence Capital Appreciation Fund, the Managers Cadence Emerging Companies Fund or the Managers Cadence Mid-Cap Fund.

Because the Managers Cadence Capital Appreciation Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund are new and have not yet commenced operations, Class A, Class B, Class C, Class D and Class R shares of the Funds, as applicable, and Administrative Class shares of the Managers Cadence Focused Growth Fund have not made any payments under the Distribution Plan.

Finder’s Fee Commissions. Financial intermediaries who sell $1 million or more of Class A shares of Managers Cadence Capital Appreciation Fund, Managers Cadence Focused Growth Fund or Managers Cadence Mid-Cap Fund not subject to an initial sales charge may receive a finder’s fee. With respect to sales of such Class A shares of the Funds, such fees are paid with respect to the initial purchase price in accordance with the following schedule:

Investment Amount	Finder’s Fee

$1,000,000 to $3,999,999	Up to 1%
$4,000,000 to $49,999,999	Up to 0.50%
$50,000,000 or more	Up to 0.25%

Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 2 Hanson Place, Brooklyn, New York, 10286 is the Custodian for the New Funds. It is responsible for holding all cash assets and all portfolio securities of the New Funds, releasing and delivering such securities as directed by the New Funds, maintaining bank accounts in the names of the New Funds, receiving for deposit into such accounts payments for shares of the New Funds, collecting income and other payments due the New Funds with respect to portfolio securities and paying out monies of the New Funds.

The Custodian is authorized to deposit securities in securities depositories or to use the services of sub- custodians, including foreign sub-custodians, to the extent permitted by and subject to the regulations of the SEC.

Transfer Agent

Although it is expected that PNC Global Investment Servicing (U.S.) Inc., PO Box 9769, Providence, Rhode Island 02940-9767 (“PNC” or the “Transfer Agent”), will serve as the transfer agent and the dividend disbursing agent for the New Funds by October 1, 2010, there may be a transition period immediately following the closing of the Reorganizations, expected to occur on or about September 1, 2010, or sooner, where the Existing Funds’ transfer agent, Boston Financial Data Services, Inc. (“Boston Financial”), will provide transfer agency and related services to the New Funds for an interim period. Boston Financial is located at 330 W. 9th Street, 5th Floor, Kansas City, Missouri 64105 for Class P, Institutional Class and Administrative Class shares of the New Funds, as applicable, and 30 Dan Road, Canton, Massachusetts 02021-2809 for Class A, Class B, Class C, Class D and Class R shares of the New Funds, as applicable. PNC also serves as the sub-transfer agent for the ManagersChoice® asset allocation program.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia PA 19103, is expected to be the independent registered public accounting firm for the New Funds for the fiscal year ending June 30, 2011. PricewaterhouseCoopers LLP will conduct an annual audit of the financial statements of the New Funds, assist in the preparation and/or review of each New Fund’s federal and state income tax returns and may provide other audit, tax and related services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

With respect to the New Funds, the Subadvisory Agreement provides that the Subadvisor places all orders for the purchase and sale of securities that are held in each New Fund’s portfolio. In executing portfolio transactions and selecting brokers or dealers, it is the policy and principal objective of the Subadvisor to seek best price and execution. It is expected that securities will ordinarily be purchased in the primary markets. The Subadvisor shall consider all factors that it deems relevant when assessing best price and execution for a New Fund, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers to execute transactions and in evaluating the best available net price and execution, the Subadvisor is authorized by the Trustees to consider the “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provided by the broker. The Subadvisor is also authorized to cause a New Fund to pay a commission to a broker who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Subadvisor must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Subadvisor exercises investment discretion. Brokerage and research services received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Subadvisor. Each New Fund may purchase and sell portfolio securities through brokers who provide the Subadvisor with research services.

The Trustees will periodically review the total amount of commissions paid by the New Funds to determine if the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the New Funds of using particular brokers or dealers. It is possible that certain of the services received by the Subadvisor attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Subadvisor.

The fees of the Subadvisor are not reduced by reason of their receipt of such brokerage and research services. Generally, the Subadvisor does not provide any services to a New Fund except portfolio investment management and related recordkeeping services. The Investment Manager may request that the Subadvisor employs certain specific brokers who have agreed to pay certain New Fund expenses. The use of such brokers is subject to best price and execution, and there is no specific amount of brokerage that is required to be placed through such brokers.

Brokerage Recapture Arrangements

The Trust may enter into arrangements with various brokers pursuant to which a portion of the commissions paid by a New Fund may be directed by that New Fund to pay expenses of that New Fund. Consistent with its policy and principal objective of seeking best price and execution, the Subadvisor may consider these brokerage recapture arrangements in selecting brokers to execute transactions for each New Fund. In all cases, brokerage recapture arrangements relate solely to expenses of the New Funds and not to expenses of the Investment Manager or the Subadvisor.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchasing Shares

Investors may open accounts directly with the New Funds or through their financial planners or investment professionals, or directly with the Trust in circumstances as described in the current Proxy Statement/Prospectus. Shares may also be purchased through bank trust departments on behalf of their clients and tax-exempt employee welfare, pension and profit-sharing plans. The Trust reserves the right to determine which customers and which purchase orders the Trust will accept.

Certain investors may purchase or sell New Fund shares through broker-dealers or through other processing organizations that may impose transaction fees or other charges in connection with this service. Shares purchased in this way may be treated as a single account for purposes of the minimum initial investment. The New Funds may from time to time make payments to such broker-dealers or processing organizations for certain record-keeping services. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor’s name by contacting the broker-dealer or processing organization or the Transfer Agent. Certain processing organizations and others may receive compensation from the Investment Manager out of its legitimate profits in exchange for selling shares or for record-keeping or other shareholder related services.

Purchase orders received by the Trust before 4:00 p.m. New York time at the address listed in the current Proxy Statement/Prospectus on any business day will receive the net asset value computed that day. Purchase orders received after 4:00 p.m. from certain processing organizations, which have entered into contractual arrangements with the Investment Manager, will also receive that day’s offering price, provided the orders the processing organization transmits to the Investment Manager were received in proper form by the processing organization before 4:00 p.m. The broker-dealer, omnibus processor or investment professional is responsible for promptly transmitting orders to the Trust. Orders transmitted to the Trust at the address indicated in the Proxy Statement/Prospectus will be promptly forwarded to the Transfer Agent.

Federal funds or bank wires used to pay for purchase orders must be in U.S. dollars and received in advance, except for certain processing organizations that have entered into contractual arrangements with the Trust. Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

To ensure that checks are collected by the Trust, if shares purchased by check or by Automated Clearing House funds (“ACH”) are sold before the check has cleared, the redemption proceeds will not be processed until the check has cleared. This may take up to 15 calendar-days unless arrangements are made with the Investment Manager. However, during this 15 calendar-day period, such shareholder may exchange such shares into any series of the Trust, Managers AMG Funds, Managers Trust I or Managers Trust II, subject to applicable restrictions such as minimum investment amounts. The 15 calendar-day holding period for redemptions would still apply to shares received through such exchanges.

If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, the Trust can redeem shares from any identically registered account in the Trust as reimbursement for any loss incurred. The Trust has the right to prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares. The New Funds and MDI reserve the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.

In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder’s account on the Trust’s books maintained by the Transfer Agent.

Purchasing Class R Shares. Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm (“Financial Service Firm”) has an agreement with the Distributor or the Investment Manager to utilize Class R shares in certain investment products or programs (each such plan or account, a “Specified Benefit Plan”). Class R shares are not available to traditional and Roth IRAs, SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above. Additionally, Class R shares are generally available only to Specified Benefit Plans where Class R shares are held on the books of the New Funds through omnibus accounts (either at the plan level or at the level of the financial services firm level). Although Class R shares may be purchased by a plan administrator directly from the Distributor, specified benefit plans that purchase Class R shares directly from the Distributor must hold their shares in an omnibus account at the benefit plan level. Plan participants may not directly purchase Class R shares from the Distributor. Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order.

Redeeming Shares

Any redemption orders received in proper form by the Trust before 4:00 p.m. New York time on any business day will receive the net asset value determined at the close of regular business of the NYSE on that day. Redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the New Funds will also be redeemed at the net asset value computed that day, provided that the orders the processing organization transmits to a New Fund were received in proper form by the processing organization before 4:00 p.m.

Redemption orders received after 4:00 p.m. New York time will be redeemed at the net asset value determined at the close of trading on the next business day. Redemption orders transmitted to the Trust at the address indicated in the current Proxy Statement/Prospectus will be promptly forwarded to the Transfer Agent. If you are trading through a broker-dealer or investment advisor, such investment professional is responsible for promptly transmitting orders. The Trust reserves the right to redeem shareholder accounts (after 60 days’ notice and the opportunity to reestablish the account balance) when the value of the New Fund shares in the account falls below (i) $500 with respect to Class A, Class B, Class C or Class D shares; or (ii) $50,000 with respect to Institutional Class, Class P or Administrative Class shares due to redemptions. Whether the Trust will exercise its right to redeem shareholder accounts will be determined by the Investment Manager on a case-by-case basis.

If the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a New Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from a New Fund, in lieu of cash, in conformity with applicable law. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets to cash. The method of valuing portfolio securities is described under “Net Asset Value,” and such valuation will be made as of the same time the redemption price is determined.

Investors should be aware that redemptions from the New Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, the request must include the shareholder’s taxpayer identification number, account number, New Fund number and signatures of all account holders. All redemptions will be mailed to the address of record on the shareholder’s account. In addition, if shares purchased by check or ACH are sold before the check has cleared, the redemption proceeds will not be sent to the shareholder until the check has cleared. This may take up to 15 calendar-days unless arrangements are made with the Investment Manager. The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption beyond seven days as follows: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the New Funds of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant. Specified Benefit Plans and Financial Service Firms may establish various minimum investment and account size requirements for Class R shares of the New Funds.

Exchange of Shares

As described in the Proxy Statement/Prospectus, an investor may exchange shares of a New Fund into shares of the same class of any of the other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers’ funds described above, an investor also may exchange shares of the New Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”) (see below for more information about the JPMorgan Fund). Because an exchange is the sale of shares of the New Fund exchanged out of and the purchase of shares of the fund exchanged into, the usual purchase and redemption procedures, requirements and restrictions apply to each exchange. The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them, except that there is no minimum purchase requirement to exchange into the JPMorgan Fund. Investors may exchange only into accounts that are registered in the same name with the same address and taxpayer identification number. In addition, an investor who intends to continue to maintain an account in a New Fund may make an exchange out of the New Fund only if following the exchange the investor would continue to meet the New Fund’s minimum investment amount. Settlement on the purchase of shares of another fund will occur when the proceeds from redemption become available. Shareholders subject to federal income tax may recognize capital gains or losses on the exchange for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time, subject to applicable law. Holding your shares through a financial intermediary, such as a broker, may affect your ability to use the exchange privilege or other investor services.

For Class R shares, Specified Benefit Plans or Financial Service Firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges and may also limit exchanges to New Funds offered as investment options in the plan. In addition, exchanges may only be made through the plan administrator.

The JPMorgan Fund is advised, offered and distributed by JPMorgan Asset Management and its affiliates, but an investor may place an exchange order in the same manner as the investor places other exchange orders and as described in each Fund’s Prospectus, subject to the restrictions above. The Investment Manager has entered into a Service Agreement and Supplemental Payment Agreement with the JPMorgan Fund’s distributor and investment advisor, respectively, that provide for a cash payment to the Investment Manager with respect to the average daily net asset value of the total number of shares of the JPMorgan Fund held by customers investing through the Investment Manager. This cash payment compensates the Investment Manager for providing, directly or through an agent, administrative, sub-transfer agent and other shareholder services, and not investment advisory or distribution related services.

Reductions and Waivers of Sales Charges

The following section applies only to Class A and Class C shares of the Managers Cadence Capital Appreciation Fund, the Managers Cadence Focused Growth Fund and the Managers Cadence Mid-Cap Fund.

Reduction of Class A Sales Charge

Rights of Accumulation. The New Funds offer to all qualifying investors rights of accumulation under which investors are permitted to purchase shares of the New Funds at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser’s holdings of shares of the New Fund and any other funds managed by the Investment Manager. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

Letter of Intent. Any shareholder may qualify for a reduced sales charge on purchases of shares made within a 13-month period pursuant to a Letter of Intent (“LOI”). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of the Managers Fund Complex owned by the shareholder. Such value is determined based on the net asset value on the date of the LOI. During the term of an LOI, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or a New Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder’s account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within 20 days after a written request by the Transfer Agent pay such difference in sales charge, the Transfer Agent will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your broker, dealer or other financial intermediary or from the Transfer Agent at (800) 835-3879.

Waiver of Class A Initial Sales Charge

In certain circumstances, no sales charge is imposed on sales of Class A shares to certain investors. However, in order for the Class A sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. The Investment Manager in its discretion may waive the sales charge for certain eligible investors, including:

•	By current or retired officers and trustees of the Trust and other funds in the Managers Fund Complex, as well as their family members;

•

By current or retired officers, directors and employees of AMG and certain participating affiliated companies of AMG, and the immediate family members of any such officer, director or employee (including parents, grandparents, spouse, children, grandchildren, siblings, father-in-law, mother-in-law, sister/brother-in-law, daughter/son-in-law, niece, nephew, and domestic partners), and a trust or plan established primarily for the benefit of any of the foregoing persons;

•

By any participant in (i) a tax qualified retirement plan provided that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; or (ii) by one of a group of tax qualified employee benefit plans that purchase through an omnibus account relationship with the Funds maintained by a single service provider, provided that such plans make an aggregated initial investment of $500,000 or more;

•

By an omnibus account established by a sponsor for tax-qualified employee benefit plans where the sponsor provides recordkeeping services for the plans, and has entered into an agreement with MDI, the Investment Manager or the Trust in connection with such account;

•

By an omnibus account established by an administrator for tax-qualified employee benefit plans where the administrator provides recordkeeping and administrative services for the plans, and has entered into an agreement with MDI or the Investment Manager in connection with such account;

•	By certain brokers, dealers, and other financial intermediaries that have selling agreements with MDI or services agreements with the Investment Manager;

•

By any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company;

•

By one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between MDI and such group;

•

Through an investment advisor who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), or by an investment advisor for its own account or for a bona fide advisory account over which the investment advisor has investment discretion;

•

Through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying MDI in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value;

•	By purchasers in connection with investments related to a bona fide medical savings account; or

•	By an account established under a wrap fee or asset allocation program where the account holder pays the sponsor an asset-based fee.

Class B and Class C shares are offered without an initial sales charge to investors. However, a CDSC may apply if Class B shares are sold within 6 years of purchase or if Class C shares are sold within 12 months of purchase. Please see the New Funds’ Proxy Statement/Prospectus for more information on CDSCs.

Waivers of Contingent Deferred Sales Charge for Class B and Class C Shares

To obtain a waiver of the contingent deferred sales charge, you must notify the Transfer Agent, who may require evidence of your qualification. The contingent deferred sales charge will not apply to:

•

Benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans.

•

Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts to shareholders who have attained the age of 70  1/2 (waiver applies only to amounts necessary to meet the required minimum amount). If Class B shares represent a part of a shareholder’s total individual retirement account or 403(b) Plan investment, the CDSC waiver is available only for that portion of a mandatory distribution which bears the same relationship to the entire mandatory distribution as the Class B shares bear to the total investment account.

•	Death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder if such shares are redeemed within one year of death or determination of disability.

•

Payments under a Systematic Withdrawal Plan (“SWP”) not to exceed 10% of the account value per year. The 10% threshold will be calculated as of the date of the initial SWP payment, and re-calculated annually on the anniversary date thereof. Shares acquired from dividend and capital gain reinvestment are included in calculating the account value and the 10% threshold. If the total of such SWP payments within the twelve months subsequent to a calculation date exceeds the 10% threshold, then the entire SWP for the period shall be subject to the applicable sales load. To qualify for SWP treatment, an account must have a minimum value of $25,000 at inception of the Plan.

Net Asset Value

Each New Fund computes its net asset value (“NAV”) for each class of shares once daily on Monday through Friday on each day on which the NYSE is open for trading, at the close of business of the NYSE, usually 4:00 p.m. New York time. The NAV will not be computed on the day the following legal holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The New Funds may close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The time at which orders are accepted and shares are redeemed may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. New York time.

The NAV per share of each class of a New Fund is equal to the value of the New Fund’s assets attributable to that class minus liabilities allocable to that class, divided by that class’s shares outstanding. New Fund securities listed on an exchange are valued at the last quoted sale price on the exchange where such securities are principally traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, at the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities are valued at the Nasdaq Official Closing Price if one is available. Otherwise, over-the-counter securities are generally valued on the basis of the last quoted sales price, or lacking any sales, on the basis of the last quoted bid price. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

Frequent Purchase and Redemption Arrangements

The Trust does not have any arrangements with any person to permit frequent purchases and redemptions of New Fund shares, and no compensation or other consideration is received by the New Funds, the Investment Manager or any other party in this regard.

Dividends and Distributions

Each New Fund declares and pays dividends and distributions as described in the current Proxy Statement/Prospectus.

If a shareholder has elected to receive dividends and/or distributions in cash and the postal or other delivery service is unable to deliver the checks to the shareholder’s address of record, the dividends and/or distributions will automatically be converted to having the dividends and/or distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

CERTAIN FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions in effect as of the date of this SAI. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Federal Income Taxation of the Funds—in General

Each Fund intends to elect to be treated and to qualify each taxable year as a “regulated investment company” under Subchapter M of the Code. In order to so qualify and elect, each Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below) (all such income, “Qualifying Income”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer (except with regard to certain investment companies furnishing capital to development corporations) to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same, similar, or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by a Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the Qualifying Income described in (a)(i) above) will be treated as Qualifying Income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

Gains from foreign currencies (including foreign currency options, foreign currency futures and foreign currency forward contracts) currently constitute Qualifying Income for purposes of the 90% test. However, the Treasury Department has the authority to issue regulations (possibly retroactively) excluding from the definition of Qualifying Income a Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities. This could affect the qualification of certain of the Funds as regulated investment companies.

If a Fund qualifies for treatment as a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (net long-term capital gains in excess of net short-term capital losses, the latter including any capital losses carried forward from prior years) that it distributes to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below) on a timely basis.

If a Fund were to fail to qualify for treatment as a regulated investment company in any taxable year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. All distributions by such a Fund, including any distributions of net long-term capital gains, would be taxable to shareholders in the same manner as other regular corporate dividends to the extent of the Fund’s current or accumulated earnings and profits. Some portions of such distributions might be eligible for treatment as qualified dividend income for individuals and for the dividends-received deduction for corporate shareholders. A Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ending October 31 of such year, plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of the Funds’ Investments

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Options, Futures and Forward Contracts, Swap Agreements, and Other Derivatives. A Fund’s use of derivatives, if any, may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. A Fund’s use of derivatives will also affect the amount, timing, and character of a Fund’s distributions. In addition, because the tax rules applicable to such investments may be uncertain under current U.S. federal income tax law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of each Fund’s investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains in the Fund’s income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; (iii) cause adjustments in the holding periods of portfolio securities; (iv) convert capital gains into ordinary income; (v) characterize both realized and unrealized gains or losses as short-term or long-term, irrespective of the holding period of the investment; and (vi) require inclusion of unrealized gains or losses in the Fund’s income for purposes of determining whether 90% of the Fund’s gross income is Qualifying Income. Such provisions may apply to, among other investments, futures contracts, options on futures contracts, options on securities, options on security indices, swaps, short sales and foreign securities. Each Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on debt securities, futures contracts and equity indices) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary in character (See “Foreign Currency Transactions” above). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

The timing and character of income and losses arising in respect of swap contracts are, in many instances, unclear. The tax treatment of a payment made or received on a swap contract held by a Fund, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the Funds may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expenses) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Repurchase Agreements and Securities Loans. Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders (see “Federal Income Taxation of Shareholders,” below).

Passive Foreign Investment Companies. Under the Code, investments in certain foreign investment companies that qualify as “passive foreign investment companies” (“PFICs”) are subject to special tax rules. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, “passive income” for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased those holdings on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by a Fund for it to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Investments in Other Investment Companies. If a Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a regulated investment company (each, an “investment company”), and the investment company designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If a Fund receives dividends from an investment company and the investment company designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to designate its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

REITs. Any investment by a Fund in equity securities of REITs qualifying as real estate investment trusts under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income (see “Federal Income Taxation of Shareholders,” below).

A Fund may invest indirectly (e.g., through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted under “Tax-Exempt Shareholders” below.

Federal Income Taxation of Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned or is considered to have owned the investments that generated them, rather than how long a shareholder may have owned shares in such Fund. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Taxable income that is retained by a Fund will be subject to tax at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Any dividend declared in October, November or December of any calendar year and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31 of such calendar year, provided that the Fund pays the dividend during January of the following calendar year.

Distributions are taxable to shareholders as described herein whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan.

Distributions by a Fund will result in a reduction in the fair market value of such Fund’s shares. A distribution may be taxable to the shareholder even though, from an investment standpoint, it may constitute a partial return of capital. In particular, an investor that purchases shares of a Fund just prior to a taxable distribution will then receive a return of investment upon distribution, which will nevertheless be taxable to this shareholder as ordinary income or capital gain.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders. The Fund expects to use such substitute payments to satisfy its expenses, and therefore expects that the receipt of substitute payments will not adversely affect the percentage of distributions qualifying as qualified dividend income.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income”, then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

A portion of the dividends paid by the Funds to shareholders that are corporations (other than S corporations) may be eligible for the 70% dividends-received deduction (subject to a holding period requirement imposed by the Code) to the extent such dividends are derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITS or PFICs will not qualify for the corporate dividends-received deduction. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that a Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the net investment income and net capital gains the Fund realizes that year, in which case the excess generally will be treated as a return of capital to shareholders. A return of capital reduces a shareholder’s tax basis in Fund shares, with any amounts exceeding such basis treated as gain from the sale of such shares. To the extent a return of capital reduces a shareholder’s tax basis in Fund shares, the return of capital reduces any loss or increases any gain on the subsequent taxable disposition by a shareholder of those shares.

Sale, Exchange or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Depending on a shareholder’s percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

Other Taxation

Foreign Taxes. Income received by a Fund (or an investment company in which a Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries is not known. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. This will decrease a Fund’s yield on securities subject to such taxes. Under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by investment companies in which the Fund invests.

Shareholders are advised to consult their own tax advisors with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the Fund. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments (e.g., through REITs) in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). (See “REITs” above.)

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Funds as an investment through such plans.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State and Local Taxes

Each Fund is a series of a Massachusetts business trust. Under current law, neither the Trust nor any of the Funds is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. However, each Fund may be subject to state and/or local taxes in other jurisdictions in which such Fund is deemed to be doing business. In addition, the treatment of each Fund and its shareholders in those states which have income tax laws might differ from treatment under U.S. federal income tax laws. Shareholders should consult with their own tax advisors concerning the state and local tax consequences of investing in the Funds.

EACH SHAREHOLDER SHOULD CONSULT A TAX ADVISOR ABOUT THE APPLICATION OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS TO AN INVESTMENT IN A FUND IN LIGHT OF THE SHAREHOLDER’S PARTICULAR TAX SITUATION.

OTHER INFORMATION

Massachusetts Business Trust

Each New Fund is a series of a “Massachusetts business trust.” A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the ByLaws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability and is described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Declaration of Trust of the Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the New Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the New Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the New Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the New Funds. The Trustees of the Trust intend to conduct the operations of the Trust in a way as to avoid, as far as possible, ultimate liability of the shareholders of the New Funds.

The Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee, agent or shareholder of the New Funds is liable to any third persons in connection with the affairs of the New Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the New Funds for any satisfaction of claims arising in connection with the affairs of the New Funds. With the exceptions stated, the Trust’s Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the New Funds.

The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees and consent of the shareholders.

Description of Shares

The Trust is an open-end management investment company organized as a Massachusetts business trust in which each New Fund represents a separate series of shares of beneficial interest. See “Massachusetts Business Trust” above. The Trustees may classify or reclassify any series of the Trust into one or more classes. The Trustees have authorized the issuance of eight classes of shares of each of the Managers Cadence Capital Appreciation Fund and the Managers Cadence Mid-Cap Fund: Class A, Class B, Class C, Class D, Class R, Institutional Class, Administrative Class and Class P shares. The Trustees have authorized the issuance of two classes of shares of the Managers Cadence Emerging Companies Fund: Institutional Class and Administrative Class shares. The Trustees have authorized the issuance of six classes of shares of the Managers Cadence Focused Growth Fund: Class A, Class C, Class D, Institutional Class, Administrative Class and Class P shares.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares (no par value) of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any New Fund or assets of another series, if applicable. Each share of each New Fund represents an equal proportional interest in a New Fund with each other share. Upon liquidation of a New Fund, shareholders are entitled to share pro rata in the net assets of a New Fund available for distribution to such shareholders. Shares of each Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the current Proxy Statement/Prospectus and in this SAI.

The shareholders of the Trust are entitled to one vote for each share held of a New Fund (or a proportionate fractional vote in respect of a fractional share held), on matters on which shares of the New Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number of the Trustees and appoint their own successors, provided however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold annual meetings of shareholders. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or by the Trust’s Declaration of Trust. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the shares of the Trust.

The Trustees have authorized the issuance and sale to the public of shares of several series of the Trust. The Trustees may authorize the issuance of shares of additional series of the Trust. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and NAV procedures. All consideration received by the Trust for shares of any additional series, and all assets in which such consideration is invested, would belong to that series, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series will approve the adoption of any management contract, distribution agreement and any changes in the investment policies of any such additional series, to the extent required by the 1940 Act.

Additional Information

This SAI and the Proxy Statement/Prospectus do not contain all of the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements, including the Exhibits filed therewith, may be examined at the office of the SEC in Washington D.C.

Statements contained in the SAI and the Proxy Statement/Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an Exhibit to the applicable Registration Statement. Each such statement is qualified in all respects by such reference.

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Proxy Statement/Prospectus or this SAI, in connection with the offer of shares of the New Funds and, if given or made, such other representations or information must not be relied upon as having been authorized by the Trust, the New Funds or the Distributor. The Proxy Statement/Prospectus and this SAI do not constitute an offer to sell or solicit an offer to buy any of the securities offered thereby in any jurisdiction to any person to whom it is unlawful for the New Funds or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS

Financial statements are not available because the New Funds had not commenced operations as of [    ], 2010.

APPENDIX A

CADENCE CAPITAL MANAGEMENT LLC

Proxy Voting Policy and Procedures

Effective as of January 8, 2010

Cadence Capital Management LLC

Proxy Voting Policy and Procedures

General Policy

Cadence Capital Management LLC (the “Company”) vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby the Company has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

Responsibility for Voting Decisions

Chief Investment Officer

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of the Company to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of the Company shall designate an employee or committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Voting Committee”).

Proxy Voting Committee

The Proxy Voting Committee shall be governed by this policy and will perform the following duties:

•	Execute or engage a third party service provider to vote proxies.

•

Maintain a log describing the resolution of any conflicts of interest between the Company and its clients. Such log should provide adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.

•	Approve and monitor the outsourcing of voting obligations to third-parties.

•	Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Voting Committee shall convene twice per year to carry out the aforementioned duties. The committee shall also review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Outsourcing The Proxy Voting Process

To assist in the proxy voting process, the Company may retain an independent third party service provider (the “Proxy Voting Service”) to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to the Company should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

Obligation to Vote Must be Clearly Established

When an investment management or client relationship is established, the obligation of the Company to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

Therefore the Company’s obligation with respect to voting rights should be explicitly identified in each client’s Investment Management Agreement.

Voting Proxies

Written Voting Guidelines

The Company has adopted the Voting Guidelines (the “Voting Guidelines”) of its Proxy Voting Service, RiskMetrics Group. These Voting Guidelines are attached hereto as (See Appendix No. 1). The Company may instruct the Proxy Voting Service to vote in a manner that is inconsistent with the Voting Guidelines or the Proxy Voting Service’s recommendation upon a client’s request.

Flexibility

The Voting Guidelines address routine as well as significant matters commonly encountered. The Voting Guidelines permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Limitations on Voting Proxies

The Company or its Proxy Voting Service shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the Company or its Proxy Voting Service may refrain from voting a proxy on behalf of the clients’ accounts.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Resolving Conflicts of Interest

The Company may have conflicts that can affect how it votes its clients’ proxies. For example, the Company may manage a pension plan whose management is sponsoring a proxy proposal. The Company may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, the Company may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right. For this reason, the Company shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Voting Committee shall be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

The Company shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 2). The delivery of this statement can be made in Part II of Form ADV or under separate cover on an annual basis and, on a periodic basis in response to client requests. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure.

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law1 , the Company or its voting agent shall keep records of the following:

•	Copies of the Proxy Voting Policy and Procedures;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom the Company exercises voting authority; Records of votes cast on behalf of clients;

•	Records of each vote cast as well as certain records pertaining to the Company’s decision on the vote;

•	Records of written client request for proxy voting information; and

•	Records of written responses from the Company to either written or oral client request.

Retention of Records

Records are kept for at least six years following the date that the vote was cast. The Company may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of the Company have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds (if any) managed by the Company shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

[1]	SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR 275.204-2] under the Investment Advisers Act of 1940 [15 U.S.C. 80b] (“Advisers Act” or “Act”)

Appendix 2

Form ADV Disclosure

Description of Proxy Voting Policy and Procedures

Cadence typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Cadence’s primary objective is to make voting decisions solely in the best economic interests of its clients. Cadence will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

Cadence has adopted the written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) of its proxy voting service, RiskMetrics Group. The Proxy Guidelines are reasonably designed to ensure that Cadence is voting in the best interest of its clients. The Proxy Guidelines reflect Cadence’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client’s request, Cadence may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, Cadence may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. Cadence may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, Cadence may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, Cadence may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on Cadence’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, Cadence has retained an independent third party service provider, RiskMetrics Group, to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy- related services to assist in Cadence’s handling of proxy voting responsibilities.

Conflicts of Interest

Cadence may have conflicts of interest that can affect how it votes its clients’ proxies. For example, Cadence or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which Cadence votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, Cadence’s proxy committee is responsible for addressing how Cadence resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account’s securities were voted, please contact your account representative.

Appendix No. 1

RiskMetrics Group

2010 U.S. Proxy Voting Guidelines Summary

January 8, 2010

Copyright 2009-2010 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

RiskMetrics Group

2010 U.S. Proxy Voting Guidelines Summary

Effective for Meetings on or after Feb. 1, 2010

Published December 31, 2009

Updated Jan. 8, 2010

The following is a condensed version of the proxy voting recommendations contained in the RiskMetrics’ (RMG) U.S. Proxy Voting Manual.

1. ROUTINE/MISCELLANEOUS

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

* * * * *

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

* * * * *

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

* * * * *

Change Company Name

Vote FOR proposals to change the corporate name.

* * * * *

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

* * * * *

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

* * * * *

Audit-Related

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement- the degree to which these agreements impact shareholders’ rights;

•	Motivation and rationale for establishing the agreements;

•	Quality of disclosure; and

•	Historical practices in the audit area.

WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

* * * * *

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•

Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

* * * * *

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

* * * * *

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

* * * * *

2. BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined on a CASE-BY-CASE basis.

Four fundamental principles apply when determining votes on director nominees:

•

Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

•

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

•	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.

•

Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

Board Accountability

Problematic Takeover Defenses

VOTE WITHHOLD/AGAINST2 the entire board of directors (except new nominees3, who should be considered on a CASE-by-CASE basis), if:

•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

•	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

•

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

[2]	In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[3]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee wilt be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

•	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short- term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuers track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

•	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

•	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

•	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Other Problematic Governance Practices

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

•

The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

•

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Majority vote standard for director elections with no carve out for contested elections; The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A dual-class structure; and/or

•	A non-shareholder approved poison pill.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

•

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•	The full board is less than majority independent.

Director Competence

Vote AGAINST or WITHHOLD from individual directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

•	Degree to which absences were due to an unavoidable conflict;

•	Pattern of absenteeism; and

•	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

* * * * *

2010 RMG Categorization of Directors

1. Inside Director (I)

1.1.      Employee of the company or one of its affiliates[i].

1.2.      Among the five most highly paid individuals (excluding interim CEO).

1.3.      Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934 (“Section 16 officer”)ii.

1.4.      Current interim CEO.

1.5.      Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

2. Affiliated Outside Director (AO)

Board Attestation

2.1.      Board attestation that an outside director is not independent.

Former CEO

2.2.      Former CEO of the companyiii, iv.

2.3.      Former CEO of an acquired company within the past five yearsiv.

2.4.      Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made[v].

Non-CEO Executives

2.5.      Former Section 16 officeriiof the company, an affiliate[i] or an acquired firm within the past five years.

2.6.      Section 16 officeriiof a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7.      Section 16 officerii former Section 16 officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8.      Immediate family membervi of a current or former Section 16 officer iiof the company or its affiliates[i] within the last five years.

2.9.      Immediate family membervi of a current employee of company or its affiliates[i] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10.    Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliate[i] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.    Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliate[i] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12.    Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).

2.13.

Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliates[i] (excluding investments in the company through a private placement).

2.14.	Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliates[i].

Other Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].

2.17.	Founderxi of the company but not currently an employee.

2.18	Any materialxii relationship with the company.

3. Independent Outside Director (10)

3.1.	No materialxii connection to the company other than a board seat.

Footnotes:

[i]	“Affiliate” includes a subsidiary, sibling company, or parent company. RMG uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
ii

“Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

iii	Includes any former CEO of the company prior to the company’s initial public offering (IPO).
iv

When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, RMG will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[v]

RMG will took at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. RMG will also consider if a formal search process was underway for a full-time CEO at the time.

vi

“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii

Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii        A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, RMG will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix          Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

ix          Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

[x]           The operating involvement of the founder with the company will be considered. Little to no operating involvement may cause RMG to deem the founder as an independent outsider.

xii         For purposes of RMG’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

* * * * *

Board-Related Management Proposals

Age Limits

Vote AGAINST management proposal to limit the tenure of outside directors through mandatory retirement ages.

* * * * *

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

* * * * *

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

* * * * *

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

* * * * *

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

•	If only the director’s legal expenses would be covered.

* * * * *

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

* * * * *

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

* * * * *

Majority Vote Threshold for Director Elections

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

* * * * *

Term Limits

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

* * * * *

Board-Related Shareholder Proposals/Initiatives

Age Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

* * * * *

Annual Election (Declassification) of the Board

Vote FOR shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

* * * * *

Cumulative Voting

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

•	The company has proxy access or a similar structure[4] to allow shareholders to nominate directors to the company’s ballot; and

•

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

* * * * *

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

[4]	“Similar structure” would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management’s nominees, and their bios are included in management’s proxy.

•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

•	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

•	The scope and structure of the proposal.

* * * * *

Establishment of Board Committees Shareholder Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

•	Level of disclosure regarding the issue for which board oversight is sought;

•	Company performance related to the issue for which board oversight is sought;

•	Board committee structure compared to that of other companies in its industry sector; and/or

•	The scope and structure of the proposal.

* * * * *

Establishment of Board Policy on Shareholder Engagement

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

•	Effectively disclosed information with respect to this structure to its shareholders;

•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

•

The company has an independent chairman or a lead director, according to RMG’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

* * * * *

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

* * * * *

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors; approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk; Corporate and/or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

* * * * *

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by RMG’s definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

* * * * *

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

* * * * *

Open Access (Proxy Access)

Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:

•	The ownership threshold proposed in the resolution;

•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

* * * * *

Proxy Contests- Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

* * * * *

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

* * * * *

Term Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

* * * * *

Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly-available information.

* * * * *

3. SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE basis on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so tong as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

* * * * *

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

* * * * *

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

* * * * *

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

* * * * *

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

* * * * *

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investors gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

* * * * *

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

* * * * *

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

* * * * *

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

* * * * *

Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five- percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

* * * * *

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

* * * * *

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

* * * * *

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

•	The value of the NOLs;

•	The term;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

* * * * *

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

* * * * *

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

* * * * *

Shareholder Ability to Act by Written Consent

Vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	Consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.

* * * * *

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.

* * * * *

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

* * * * *

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

* * * * *

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Supermajority vote requirements.

4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

* * * * *

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years;

•	One- and three-year total shareholder return; and

•	The board’s governance structure and practices;

•	The Current Request:

•	Disclosure in the proxy statement of the specific reasons for the proposed increase;

•

The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and

•	Risks to shareholders of not approving the request.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

* * * * *

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

* * * * *

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

* * * * *

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	One- and three-year total shareholder return; and

•	The board’s governance structure and practices;

•	The Current Request:

•	Disclosure in the proxy statement of specific reasons for the proposed increase;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

•	Whether the shares requested are blank check preferred shares, and whether they are declawed.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

* * * * *

Recapitalization

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;

•	Enhanced liquidity;

•	Fairness of conversion terms;

•	Impact on voting power and dividends;

•	Reasons for the reclassification;

•	Conflicts of interest; and

•	Other alternatives considered.

* * * * *

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

* * * * *

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

* * * * *

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

* * * * *

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;

•	Excessive increases in authorized capital stock;

•	Unfair method of distribution;

•	Diminution of voting rights;

•	Adverse conversion features;

•	Negative impact on stock option plans; and

•	Alternatives such as spin-off.

* * * * *

Restructuring

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

* * * * *

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price;

•	Fairness opinion;

•	Financial and strategic benefits;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives for the business;

•	Non-completion risk.

* * * * *

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;

•	Potential elimination of diseconomies;

•	Anticipated financial and operating benefits;

•	Anticipated use of funds;

•	Value received for the asset;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest.

* * * * *

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

* * * * *

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

* * * * *

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

•	Dilution to existing shareholders’ position;

•	Terms of the offer;

•	Financial issues;

•	Management’s efforts to pursue other alternatives;

•	Control issues;

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

* * * * *

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;

•	Any financial or tax benefits;

•	Regulatory benefits;

•	Increases in capital structure;

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);

•	Adverse changes in shareholder rights.

* * * * *

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium;

•	Fairness opinion;

•	How the deal was negotiated;

•	Conflicts of interest;

•	Other alternatives/offers considered; and

•	Non-completion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

•	Are all shareholders able to participate in the transaction?

•	Will there be a liquid market for remaining shareholders following the transaction?

•	Does the company have strong corporate governance?

•	Will insiders reap the gains of control following the proposed transaction?

•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

* * * * *

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;

•	Percentage ownership;

•	Financial and strategic benefits;

•	Governance structure;

•	Conflicts of interest;

•	Other alternatives;

•	Noncompletion risk.

* * * * *

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;

•	Appraisal value of assets; and

•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

* * * * *

Mergers and Acquisitions

Vote CASE -BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

* * * * *

Plans of Reorganization (Bankruptcy)

Vote CASE-BY-CASE basis on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;

•	Percentage ownership of current shareholders in the reorganized company;

•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

•	Existence of a superior alternative to the plan of reorganization; and

•	Governance of the reorganized company.

* * * * *

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements taking into consideration:

1)	Dilution to existing shareholders’ position.

•	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.

2)	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.

•	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.

•

When evaluating the magnitude of a private placement discount or premium, RiskMetrics will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.

3)	Financial issues include but are not limited to examining the following:

•	Company’s financial situation;

•	Degree of need for capital;

•	Use of proceeds;

•	Effect of the financing on the company’s cost of capital;

•	Current and proposed cash burn rate; and

•	Going concern viability and the state of the capital and credit markets.

4)	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

5)	Control issues:

•	Change in management;

•	Change in control,

•	Guaranteed board and committee seats;

•	Standstill provisions;

•	Voting agreements;

•	Veto power over certain corporate actions.

Minority versus majority ownership and corresponding minority discount or majority control premium

6)	Conflicts of interest

•	Conflicts of interest should be viewed from the perspective of the company and the investor.

•	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?

7)	Market reaction

•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

* * * * *

Special Purpose Acquisition Corporations (SPACs)

Vote on a CASE-BY-CASE basis on SPAC mergers and acquisitions taking into account the following:

•

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•

Conflicts of interest - How are sponsors benefiting from the transaction compared to !PO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements - Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

* * * * *

Spinoffs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;

•	Planned use of the sale proceeds;

•	Valuation of spinoff;

•	Fairness opinion;

•	Benefits to the parent company;

•	Conflicts of interest;

•	Managerial incentives;

•	Corporate governance changes;

•	Changes in the capital structure.

* * * * *

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;

•	Signs of entrenched board and management;

•	Strategic plan in place for improving value;

•	Likelihood of receiving reasonable value in a sale or dissolution; and

•	Whether company is actively exploring its strategic options, including retaining a financial advisor.

* * * * *

5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices — dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•

Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CDEtA). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•

Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•

Balance of performance-based versus non-performance-based pay. Consider the ratio of performance- based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS - Global Industry Classification Group); and

•

Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time- vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Non-Performance based Compensation Elements

Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.

While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.comfpolic_y/2010 compensation FAQ:

•	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

•	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

•	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

•

Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross- ups”);

•	Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or

•

Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:

•	Unclear explanation of how the CEO is involved in the pay setting process;

•	Retrospective performance targets and methodology not discussed;

•	Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

* * * * *

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

•

Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

Each of these factors is described below:

Cost of Equity Plans

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option exchange program, by buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

* * * * *

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST equity plans for companies whose average three-year burn rates exceeds the greater of: (1) the mean plus one standard deviation of the company’s GICS group segmented by Russell 3000 index and non-Russell 3000 index (per the following Burn Rate Table); or (2) two percent of weighted common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:

Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

For the Dec. 1, 2009 and future quarterly data downloads, RMG will use the 200-day volatility for the shareholder value transfer and burn rate policies. We will also use the 200-day average stock price for the shareholder value transfer policy.

Burn Rate Table for 2010

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	Mean+STDEV	Mean	Standard Deviation	Mean+STDEV
1010	Energy	1.07%	1.08%	2.14%	2.04%	2.26%	4.30%
1510	Materials	0.94%	0.68%	1.63%	1.97%	2.57%	4.54%
2010	Capital Goods	1.10%	0.85%	1.95%	2.07%	2.62%	4.69%
2020	Commercial Services & Supplies	1.67%	1.23%	2.89%	1.82%	1.71%	3.53%
2030	Transportation	1.20%	0.93%	2.13%	1.36%	0.95%	2.31%
2510	Automobiles & Components	1.36%	1.63%	2.99%	1.36%	1.63%	2.99%
2520	Consumer Durables & Apparel	1.76%	1.21%	2.97%	1.56%	1.81%	3.37%
2530	Hotels Restaurants & Leisure	1.69%	1.11%	2.80%	1.52%	1.65%	3.17%
2540	Media	1.36%	0.93%	2.28%	2.14%	1.88%	4.03%
2550	Retailing	1.69%	1.41%	3.10%	2.19%	1.82%	4.01%
3010, 3020, 3030	Food & Staples Retailing	1.25%	1.67%	2.92%	1.52%	1.65%	3.17%
3510	Health Care Equipment & Services	2.19%	1.46%	3.65%	3.77%	4.16%	7.92%
3520	Pharmaceuticals & Biotechnology	3.19%	1.97%	5.16%	4.52%	4.05%	8.58%
4010	Banks	1.02%	1.04%	2.05%	0.81%	1.31%	2.12%
4020	Diversified Financials	2.21%	2.94%	5.15%	4.25%	4.05%	8.30%
4030	Insurance	1.07%	0.94%	2.02%	1.03%	1.28%	2.31%
4040	Real Estate	0.56%	0.49%	1.04%	0.99%	2.14%	3.13%
4510	Software & Services	3.15%	2.32%	5.47%	4.32%	3.26%	7.58%
4520	Technology Hardware & Equipment	2.60%	2.18%	4.79%	3.32%	3.76%	7.08%
4530	Semiconductors & Semiconductor Equipment	2.94%	1.88%	4.82%	4.33%	2.98%	7.31%
5010	Telecommunication Services	1.30%	1.20%	2.50%	2.63%	2.45%	5.08%
5510	Utilities	0.41%	0.39%	0.80%	0.76%	0.88%	1.64%

For companies that grant both full value awards and stock options to their participants, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

* * * * *

Pay-for-Performance- Impact on Equity Plans

If a significant portion of the CEO’s misaligned pay is attributed to equity awards, and there is an equity plan on the ballot, vote AGAINST the equity plan, taking in to consideration:

•	Magnitude of pay increase/decrease in the last fiscal year;

•	Source of pay increase (cash or equity); and

•	Proportion of equity awards granted in the last fiscal year concentrated at the named executive officer level.

See Pay-for-Performance discussion under Executive Pay Evaluation for further details.

Liberal Definition of Change-in-Control

Generally vote AGAINST equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Problematic Pay Practices

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

* * * * *

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

* * * * *

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

* * * * *

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

* * * * *

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices.

Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•

Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•

Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company’s overhang. Specifically, the following disclosure would be required:

•	The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•

The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

•	The general vesting provisions of option grants; and

•	The distribution of outstanding option grants with respect to the named executive officers;

•

Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company’s three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•

Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

* * * * *

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

* * * * *

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

* * * * *

Employee Stock Purchase Plans— Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

* * * * *

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

* * * * *

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s classification of director independence.

* * * * *

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

* * * * *

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, RMG will not make any adjustments to carve out the in-lieu-of cash compensation.

* * * * *

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating;

•

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing ISO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;

•	Vesting;

•	Bid-price;

•	Term of options;

•	Cost of the program and impact of the TSOs on company’s total option expense

•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

* * * * *

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period:

•	A minimum vesting of three years for stock options or restricted stock; or

•	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity:

•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	No retirement/benefits and perquisites provided to non-employee directors; and

•

Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

* * * * *

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

* * * * *

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

* * * * *

Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

* * * * *

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

* * * * *

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

•	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;

•	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

•

Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan,

•	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

•

Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

•

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

•	Can shareholders assess the correlation between pay and performance based on the current disclosure?

•	What type of industry and stage of business cycle does the company belong to?

* * * * *

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

* * * * *

Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

* * * * *

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

•	An executive may not trade in company stock outside the 10b5-1 Plan.

•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

* * * * *

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.

* * * * *

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

•

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

* * * * *

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

* * * * *

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

* * * * *

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

* * * * *

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote on a CASE-by-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under RMG policy, and may even result in withheld votes from compensation committee members. The second component of this proposal — related to the elimination of accelerated vesting - requires more careful consideration. The following factors will be taken into regarding this policy.

•

The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

* * * * *

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

* * * * *

6. SOCIAL/ENVIRONMENTAL ISSUES

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

* * * * *

Animal Welfare

Animal Testing

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

•	The company is conducting animal testing programs that are unnecessary or not required by regulation;

•	The company is conducting animal testing when suitable alternatives are commonly accepted and used at industry peers; or

•	There are recent, significant fines or litigation related to the company’s treatment of animals.

* * * * *

Animal Welfare Policies

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance;

•	The company’s standards are comparable to industry peers; and

•	There are no recent, significant fines or litigation related to the company’s treatment of animals.

* * * * *

Controlled Atmosphere Killing (CAK)

Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

* * * * *

Consumer Issues

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GM0s). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

* * * * *

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

•	Whether the company has adequately disclosed the financial risks of the lending products in question;

•	Whether the company has been subject to violations of lending laws or serious lending controversies;

•	Peer companies’ policies to prevent abusive lending practices.

* * * * *

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

* * * * *

Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

•	The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

•

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

•	The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

•	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms.

•	Current regulations in the markets in which the company operates; and

•	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

* * * * *

Tobacco

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

•	Recent related fines, controversies, or significant litigation;

•	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

•	Whether the company’s advertising restrictions deviate from those of industry peers;

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

•	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

•	Whether the company complies with all taws and regulations;

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

•	The risk of any health-related liabilities.

Generally vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

* * * * *

Diversity

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

* * * * *

Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

•	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

•	The company already publicly discloses comprehensive workforce diversity data; and

•	The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

* * * * *

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

* * * * *

Climate Change and the Environment

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:

•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

* * * * *

Concentrated Animal Feeding Operations (CAFOs)

Generally vote FOR resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs unless:

•	The company has publicly disclosed its environmental management policies for its corporate and contract farming operations, including compliance monitoring; and

•	The company publicly discloses company and supplier farm environmental performance data; or

•	The company does not have company-owned CAFOs and does not directly source from contract farm CAFOs.

* * * * *

Energy Efficiency

Generally vote FOR on proposals requesting a company report on its comprehensive energy efficiency policies, unless:

•

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

•	The proponent requests adoption of specific energy efficiency goals within specific timelines.

* * * * *

Facility and Operational Safety/Security

Vote CASE-BY-CASE on resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities, considering:

•	The company’s compliance with applicable regulations and guidelines;

•	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and,

•	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

* * * * *

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

* * * * *

Operations in Protected Areas

Generally vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions unless:

•	Operations in the specified regions are not permitted by current laws or regulations;

•	The company does not currently have operations or plans to develop operations in these protected regions; or,

•	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

* * * * *

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business;

•	The extent that peer companies are recycling;

•	The timetable prescribed by the proposal and the costs and methods of implementation;

•	Whether the company has a poor environmental track record, such as violations of applicable regulations.

Renewable Energy

Generally vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

* * * * *

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

* * * * *

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria (such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending) as the practice of linking executive compensation and such criteria is currently the exception rather than the norm and there appears to be a lack of widely-accepted standards regarding the implementation of effective linkages between executive compensation and corporate non-financial performance. However, the following factors will be considered:

•	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

* * * * *

Health Pandemics

Vote CASE-BY-CASE on requests for reports outlining the impact of health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu) on the company’s operations and how the company is responding to the situation, taking into account:

•	The scope of the company’s operations in the affected/relevant area(s);

•	The company’s existing healthcare policies, including benefits and healthcare access; and

•	Company donations to relevant healthcare providers.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, Malaria, Tuberculosis, and Avian Flu), unless the company has significant operations in the affected markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

* * * * *

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

* * * * *

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

* * * * *

International Issues, Labor Issues, and Human Rights

Community Social and Environmental Impact Assessments

Vote CASE-BY-CASE on requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations considering:

•	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

•

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

•	The nature, purpose, and scope of the company’s operations in the specific region(s);

•	The degree to which company policies and procedures are consistent with industry norms; and

•	Scope of the resolution.

* * * * *

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sates.

* * * * *

Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

•	The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

•	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

•	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

•	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

•	The level of controversy or litigation related to the company’s international human rights policies and procedures.

* * * * *

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

* * * * *

MacBride Principles

Generally vote AGAINST proposals to endorse or increase activity on the MacBride Principles, unless:

•	The company has formally been found to be out of compliance with relevant Northern Ireland fair employment laws and regulations;

•	Failure to implement the MacBride Principles would put the company in an inconsistent position and/or at a competitive disadvantage compared with industry peers;

•

Failure to implement the MacBride Principles would subject the company to excessively negative financial impacts due to laws that some municipalities have passed regarding their contracting operations and companies that have not implemented the MacBride Principles; or

•	The company has had recent, significant controversies, fines or litigation regarding religious-based employment discrimination in Northern Ireland.

* * * * *

Nuclear and Depleted Uranium Weapons

Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

* * * * *

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

•	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

•	Current disclosure of applicable risk assessment(s) and risk management procedures;

•	Compliance with U.S. sanctions and laws;

•	Consideration of other international policies, standards, and laws; and

•	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in “high-risk” markets.

* * * * *

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

•	Controversies surrounding operations in the relevant market(s);

•	The value of the requested report to shareholders;

•	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

•	The company’s existing human rights standards relative to industry peers.

* * * * *

Sustainability

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

* * * * *

7. MUTUAL FUND PROXIES

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

* * * * *

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;

•	Market in which the fund invests;

•	Measures taken by the board to address the discount; and

•	Past shareholder activism, board activity, and votes on related proposals. 0 0 0 k.4

* * * * *

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers;

•	Market in which fund invests;

•	Measures taken by the board to address the issues;

•	Past shareholder activism, board activity, and votes on related proposals;

•	Strategy of the incumbents versus the dissidents;

•	Independence of directors;

•	Experience and skills of director candidates;

•	Governance profile of the company;

•	Evidence of management entrenchment.

* * * * *

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;

•	Fund category/investment objective;

•	Performance benchmarks;

•	Share price performance as compared with peers;

•	Resulting fees relative to peers;

•	Assignments (where the advisor undergoes a change of control).

* * * * *

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

* * * * *

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;

•	Possible dilution for common shares;

•	Whether the shares can be used for antitakeover purposes.

* * * * *

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;

•	Regulatory developments;

•	Current and potential returns; and

•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

* * * * *

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;

•	The reasons given by the fund for the change; and

•	The projected impact of the change on the portfolio.

* * * * *

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

* * * * *

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market;

•	Consolidation in the target market; and

•	Current asset composition.

* * * * *

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;

•	Current and potential returns;

•	Risk of concentration;

•	Consolidation in target industry.

* * * * *

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;

•	The fund’s past performance;

•	The terms of the liquidation.

* * * * *

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;

•	The efficiencies that could result;

•	The state of incorporation;

•	Regulatory standards and implications.

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

•	Removal of shareholder approval requirement for amendments to the new declaration of trust;

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sates charges and redemption fees that may be imposed upon redemption of a fund’s shares;

•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

•	Removal of shareholder approval requirement to change the domicile of the fund.

* * * * *

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states;

•	Required fundamental policies of both states;

•	The increased flexibility available.

* * * * *

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

* * * * *

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;

•	The proposed distributor’s reputation and past performance;

•	The competitiveness of the fund in the industry;

•	The terms of the agreement.

* * * * *

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

* * * * *

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure;

•	Performance of both funds;

•	Continuity of management personnel;

•	Changes in corporate governance and their impact on shareholder rights.

* * * * *

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

* * * * *

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

* * * * *

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);

•	The fund’s history of shareholder relations;

•	The performance of other funds under the advisor’s management.

* * * * *

PART C

To the Registration Statement of

The Managers Funds (the “Registrant” or the “Trust”)

OTHER INFORMATION

Item 15.	Indemnification.

Sections 2.9(d) and (f), Article IV Sections 4.1-4.3 and Section 8.3(b) of the Registrant’s Declaration of Trust dated November 23, 1987 relate to the indemnification of Trustees, Officers and other persons by the Trust and to the exemption from personal liability of such Trustees, Officers and other persons. These aforementioned Sections are reproduced below:

Section 2.9. Miscellaneous Powers.

The Trustee shall have the power to: (d) purchase, and pay out of the Trust Property, insurance policies insuring the Shareholders, Trustees, Officers, employees, agents, Investment Advisors, Distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (f) to the extent permitted by law, indemnify any Person with whom the Trust has dealings, including the Investment Advisor, Distributor, Transfer Agent and selected dealers, to such extent as the Trustees shall determine;

Article IV - Section 4.1. No Personal Liability of Shareholders, Trustees, etc. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, Officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person, and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any or proceeding to enforce any such liability of the Trust or any Series, he shall not, on account thereof, be held to any personal liability. The Trust or Series shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

The rights accruing to a Shareholder under this Section 4.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-liability of Trustees, Etc. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office or for his failure to act in good faith in the reasonable belief that his action was in the best interests of the Trust. Notwithstanding anything in this Article IV or elsewhere in this Declaration to the contrary and without in any way increasing the liability of the Trustees beyond that otherwise provided in this Declaration, no Trustee shall be liable to the Trust or to any Shareholder, Trustee, officer, employee or agent for monetary damages for breach of fiduciary duty as a Trustee; provided that such provision shall not eliminate or limit the liability of a Trustee (i) for any

C-1

breach of the Trustee’s duty of loyalty to the Trust or its Shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, or (iii) for any transaction from which the Trustee derived an improper personal benefit.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust or any Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or aid by him in connection with any claim, action, suit or proceeding in which he became involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

(iii) in the event of a settlement involving a final adjudication as provided in paragraph (b)(i) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter by entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(D) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or any Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either

(i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

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(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter), or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding. Section 8.3. Amendment Procedure. (b) No amendment may be made under this Section 8.3 which would change any rights with respect to any Shares of the Trust or of any Series by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of two-thirds of the Shares outstanding and entitled to vote, or by such other vote as may be established by the Trustees with respect to any Series of Shares. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each disinterested Trustee has entered into an indemnity agreement with the Adviser whereby the Adviser Indemnifies each disinterested Trustee against defense costs in connection with a civil claim which involves the Trustee by virtue of his position with the fund.

Reference is made to the Distribution Agreement with Managers Distributors, Inc. and any amendments thereto attached as Exhibit e.1, which is incorporated herein by reference and discusses the rights, responsibilities and limitations with respect to indemnity and contribution.

Item 16.	Exhibits.

Exhibit No.	Description

1(a)	Declaration of Trust dated November 23, 1987. (1)

1(b)	Amendment No. 1 to Declaration of Trust dated January 23, 1989. (13)

1(c)	Amendment No. 2 to Declaration of Trust dated April 10, 1991. (13)

1(d)	Amendment No. 3 to Declaration of Trust dated May 12, 1993. (2)

1(e)	Amendment No. 4 to Declaration of Trust dated June 30, 1993. (2)

1(f)	Amendment No. 5 to Declaration of Trust dated December 22, 1993. (13)

1(g)	Amendment No. 6 to Declaration of Trust dated December 8, 1997. (3)

1(h)	Amendment No. 7 to Declaration of Trust dated April 20, 1999. (6)

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1(i)	Amendment No. 8 to Declaration of Trust dated March 3, 2000. (5)

1(j)	Amendment No. 9 to Declaration of Trust dated May 1, 2001. (13)

1(k)	Amendment No. 10 to Declaration of Trust dated June 4, 2003. (13)

1(l)	Amendment No. 11 to Declaration of Trust dated July 28, 2003. (13)

1(m)	Amendment No. 12 to Declaration of Trust dated September 12, 2003. (13)

1(n)	Amendment No. 13 to Declaration of Trust dated May 20, 2006. (15)

1(o)	Amendment No. 14 to Declaration of Trust dated June 5, 2006. (15)

1(p)	Amendment No 15 to Declaration of Trust dated as of November 30, 2008. (18)

1(q)	Amendment No 16 to Declaration of Trust dated as of April 30, 2010. (filed herewith)

1(r)	Amendment No 17 to Declaration of Trust dated as of May 4, 2010. (filed herewith)

2	Amended and Restated By-Laws of the Trust. (18)

3	Not Applicable.

4	Agreement and Plan of Reorganization between Allianz Funds and The Managers Funds is incorporated by reference to Appendix A to the Proxy Statement/Prospectus filed herewith as Part A to this registration statement on Form N-14.

5	Instruments defining the rights of security holders with respect to the Registrant are contained in the Declaration of Trust (with subsequent amendments) and Bylaws that are incorporated by reference hereto.

6(a)	Fund Management Agreement between Registrant and Managers Investment Group LLC (formerly, The Managers Funds LLC) (“Managers”), dated as of April 1, 1999. (4)

6(b)	Form of Letter Agreement to the Fund Management Agreement between Registrant and Managers, dated as of April 1, 1999, with respect to Managers Cadence Capital Appreciation Fund, Managers Cadence Emerging Companies Fund, Managers Cadence Focused Growth Fund and Managers Cadence Mid-Cap Fund. (filed herewith)

6(c)	Subadvisory Agreement between Managers and Loomis, Sayles & Company, L.P. with respect to Managers Bond Fund dated December 21, 2000. (6)

6(d)	Subadvisory Agreement between Managers and Rexiter Capital Management Limited with respect to Managers Emerging Markets Equity Fund dated March 23, 2001. (6)

6(e)	Subadvisory Agreement between Managers and Lazard Asset Management LLC with respect to Managers International Equity Fund dated September 15, 2003. (9)

6(f)	Subadvisory Agreement (as amended) between Managers and Essex Investment Management Company, LLC with respect to Managers Essex Large Cap Growth Fund (formerly, Managers Capital Appreciation Fund). (13)

6(g)	Form of Subadvisory Agreement between Managers and Lord, Abbett and Co. LLC with respect to Managers Special Equity Fund. (17)

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6(h)	Subadvisory Agreement between Managers and Ranger Investment Management, L.P. with respect to Managers Special Equity Fund. (18)

6(i)	Subadvisory Agreement between Managers and Federated MDTA LLC with respect to Managers Special Equity Fund. (18)

6(j)	Subadvisory Agreement (as amended) between Managers and AllianceBernstein L.P. with respect to Managers International Equity Fund. (13)

6(k)	Subadvisory Agreement between Managers and Martin Currie, Inc. with respect to Managers International Equity Fund. (18)

6(l)	Subadvisory Agreement (as amended) between Managers and Loomis, Sayles & Company, L.P. with respect to Managers Global Bond Fund. (13)

6(m)	Form of Subadvisory Agreement between Managers and Smith Asset Management Group, L.P. with respect to Managers Special Equity Fund. (17)

6(n)	Subadvisory Agreement between Managers and Schroder Investment Management North America Inc. with respect to Managers Emerging Markets Equity Fund. (18)

6(o)	Form of Subadvisory Agreement between Managers and Cadence Capital Management LLC with respect to Managers Cadence Capital Appreciation Fund. (filed herewith)

6(p)	Form of Subadvisory Agreement between Managers and Cadence Capital Management LLC with respect to Managers Cadence Emerging Companies Fund. (filed herewith)

6(q)	Form of Subadvisory Agreement between Managers and Cadence Capital Management LLC with respect to Managers Cadence Focused Growth Fund. (filed herewith)

6(r)	Form of Subadvisory Agreement between Managers and Cadence Capital Management LLC with respect to Managers Cadence Mid-Cap Fund. (filed herewith)

7(a)	Form of Distribution Agreement between Managers Distributors, Inc. and The Managers Funds, on behalf of each of its series, dated as of December 5, 2009. (20)

7(b)	Form of Letter Agreement to the Amended and Restated Distribution Agreement between Managers Distributors, Inc. and The Managers Funds, dated as of December 5, 2009, with respect to Managers Cadence Capital Appreciation Fund, Managers Cadence Emerging Companies Fund, Managers Cadence Focused Growth Fund and Managers Cadence Mid-Cap Fund. (filed herewith)

8	Not Applicable.

9	Custodian Agreement between the Registrant and The Bank of New York Mellon, dated August 5, 2002. (7)

10(a)	Amended and Restated Plan of Distribution Adopted Pursuant to Rule 12b-1 with respect to Class A, Class B, Class C, Class D, Class R and Administrative Class shares. (filed herewith)

10(b)	Amended and Restated Multiple Class Expense Allocation Plan Pursuant to Rule 18f-3. (filed herewith)

11	Opinion and Consent of Ropes & Gray LLP as to the legality of the securities being registered with respect to Managers Cadence Capital Appreciation Fund, Managers Cadence Emerging Companies Fund, Managers Cadence Focused Growth Fund and Managers Cadence Mid-Cap Fund. (filed herewith)

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12	Opinion and Consent of Ropes & Gray LLP with respect to tax matters. (to be filed by amendment)

13(a)	Expense Limitation and Recoupment Agreement between Managers and The Managers Funds with respect to Managers International Equity Fund, Managers Emerging Markets Equity Fund and Managers Global Bond Fund. (18)

13(b)	Expense Limitation and Recoupment Agreement between Managers and The Managers Funds with respect to Managers Bond Fund. (19)

13(c)	Expense Limitation and Recoupment Agreement between Managers and The Managers Funds with respect to Managers AMG Essex Large Cap Growth Fund (formerly Managers Capital Appreciation Fund). (19)

13(d)	Form of Expense Limitation and Recoupment Agreement between Managers and The Managers Funds with respect to Managers Cadence Capital Appreciation Fund, Managers Cadence Emerging Companies Fund, Managers Cadence Focused Growth Fund and Managers Cadence Mid-Cap Fund. (filed herewith)

13(e)	Administration and Shareholder Servicing Agreement between Managers and the Registrant dated April 1, 1999. (4)

13(f)	Form of Letter Agreement to the Administration and Shareholder Servicing Agreement between Managers and the Registrant dated April 1, 1999 with respect to Managers Cadence Capital Appreciation Fund, Managers Cadence Emerging Companies Fund, Managers Cadence Focused Growth Fund and Managers Cadence Mid-Cap Fund. (filed herewith)

13(g)	Transfer Agency Services Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.). (10)

13(h)	Form of Amendment to Transfer Agency Services Agreement between the Registrant and PNC Global Investment Servicing (U.S.) Inc. dated January 1, 2008. (17)

14	Consent of PricewaterhouseCoopers LLP. (filed herewith)

15	None.

16	Powers of Attorney. (filed herewith)

17(a)	License Agreement Relating to the Use of Name between the Registrant and Managers dated April 1, 1999. (4)

17(b)	Opinion and Consent of Shereff, Friedman, Hoffman & Goodman, LLP dated September 27, 1990. (1)

17(c)	Code of Ethics of Registrant. (18)

17(d)	Code of Ethics of Managers and Managers Distributors, Inc. (15)

17(e)	Code of Ethics of Essex Investment Management Company, LLC. (17)

17(f)	Code of Ethics of Lord, Abbett & Co. LLC. (17)

17(g)	Code of Ethics of Lazard Asset Management LLC. (17)

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17(h)	Code of Ethics of Rexiter Capital Management Limited. (18)

17(i)	Code of Ethics of Loomis, Sayles & Company, L.P. (20)

17(j)	Code of Ethics of Ranger Investment Management, L.P. (20)

17(k)	Code of Ethics of AllianceBernstein L.P. (16)

17(l)	Code of Ethics of Federated MDTA LLC. (18)

17(m)	Code of Ethics of Martin Currie, Inc. (18)

17(n)	Code of Ethics of Smith Asset Management Group, L.P.. (16)

17(o)	Code of Ethics of Schroder Investment Management North America Inc. (20)

17(p)	Code of Ethics of Cadence Capital Management LLC. (filed herewith)

(1)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed September 28, 1990).
(2)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed November 5, 1993).
(3)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed April 29, 1998).
(4)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed April 1, 1999).
(5)	Filed as an exhibit to the Registrant’s Schedule 14C Information Statement, Registration Nos. 2-84012; 811-3752 (filed May 1, 2000).
(6)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 28, 2001).
(7)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed February 28, 2003).
(8)	Filed as an exhibit to the Registrant’s Schedule 14C Information Statement, Registration Nos. 2-84012; 811-03752 (filed July 30, 2003).
(9)	Filed as an exhibit to the Registrant’s Schedule 14C Information Statement, Registration Nos. 2-84012; 811-03752 (filed December 10, 2003).
(10)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 16, 2005).
(11)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed May 2, 2005).
(12)	Intentionally omitted.
(13)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 31, 2006).

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(14)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed May 1, 2006).
(15)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 30, 2007).
(16)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed April 30, 2007).
(17)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 28, 2008).
(18)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 31, 2009).
(19)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed April 30, 2009).
(20)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-1A, Registration Nos. 2-84012; 811-3752 (filed March 31, 2010).

Item 17.	Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this registration statement no later than a reasonable time after the closing of the transactions.

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SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of Norwalk, and State of Connecticut, on the 13th day of May, 2010.

THE MANAGERS FUNDS

By:	/S/ DONALD S. RUMERY
Donald S. Rumery
Treasurer and Chief Financial Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/S/ JACK W. ABER*	Trustee	May 13, 2010
Jack W. Aber

/S/ WILLIAM E. CHAPMAN, II*	Trustee	May 13, 2010
William E. Chapman, II

/S/ NATHANIEL DALTON*	Trustee	May 13, 2010
Nathaniel Dalton

/S/ EDWARD J. KAIER*	Trustee	May 13, 2010
Edward J. Kaier

/S/ STEVEN J. PAGGIOLI*	Trustee	May 13, 2010
Steven J. Paggioli

/S/ ERIC RAKOWSKI*	Trustee	May 13, 2010
Eric Rakowski

/S/ THOMAS R. SCHNEEWEIS*	Trustee	May 13, 2010
Thomas R. Schneeweis

/S/ JOHN STREUR*	Trustee and President (Principal Executive Officer)	May 13, 2010
John Streur

/S/ DONALD S. RUMERY	Treasurer and Chief Financial Officer (Principal Accounting Officer) (Principal Financial Officer)	May 13, 2010
Donald S. Rumery

*By:	/S/ DONALD S. RUMERY
Donald S. Rumery
Pursuant to Powers of Attorney filed herewith
Date: May 13, 2010

EXHIBIT INDEX

Exhibit No.	Description

1(q)	Amendment No 16 to Declaration of Trust dated as of April 30, 2010.

1(r)	Amendment No 17 to Declaration of Trust dated as of May 4, 2010.

6(b)	Form of Letter Agreement to the Fund Management Agreement between Registrant and Managers, dated as of April 1, 1999, with respect to Managers Cadence Capital Appreciation Fund, Managers Cadence Emerging Companies Fund, Managers Cadence Focused Growth Fund and Managers Cadence Mid-Cap Fund.

6(o)	Form of Subadvisory Agreement between Managers and Cadence Capital Management LLC with respect to Managers Cadence Capital Appreciation Fund.

6(p)	Form of Subadvisory Agreement between Managers and Cadence Capital Management LLC with respect to Managers Cadence Emerging Companies Fund.

6(q)	Form of Subadvisory Agreement between Managers and Cadence Capital Management LLC with respect to Managers Cadence Focused Growth Fund.

6(r)	Form of Subadvisory Agreement between Managers and Cadence Capital Management LLC with respect to Managers Cadence Mid-Cap Fund.

7(b)	Form of Letter Agreement to the Amended and Restated Distribution Agreement between Managers Distributors, Inc. and The Managers Funds, dated as of December 5, 2009, with respect to Managers Cadence Capital Appreciation Fund, Managers Cadence Emerging Companies Fund, Managers Cadence Focused Growth Fund and Managers Cadence Mid-Cap Fund.

10(a)	Amended and Restated Plan of Distribution Adopted Pursuant to Rule 12b-1 with respect to Class A, Class B, Class C, Class D, Class R and Administrative Class shares.

10(b)	Amended and Restated Multiple Class Expense Allocation Plan Pursuant to Rule 18f-3.

11	Opinion and Consent of Ropes & Gray LLP as to the legality of the securities being registered with respect to Managers Cadence Capital Appreciation Fund, Managers Cadence Emerging Companies Fund, Managers Cadence Focused Growth Fund and Managers Cadence Mid-Cap Fund.

13(d)	Form of Expense Limitation and Recoupment Agreement between Managers and The Managers Funds with respect to Managers Cadence Capital Appreciation Fund, Managers Cadence Emerging Companies Fund, Managers Cadence Focused Growth Fund and Managers Cadence Mid-Cap Fund.

13(f)	Form of Letter Agreement to the Administration and Shareholder Servicing Agreement between Managers and the Registrant dated April 1, 1999 with respect to Managers Cadence Capital Appreciation Fund, Managers Cadence Emerging Companies Fund, Managers Cadence Focused Growth Fund and Managers Cadence Mid-Cap Fund.

14	Consent of PricewaterhouseCoopers LLP.

16	Powers of Attorney.

17	Code of Ethics of Cadence Capital Management LLC.